Prospectus

Feb. 14, 1999

American Express Variable Annuity

Individual  or  group  flexible  premium  deferred  combination   fixed/variable
annuity.

American Enterprise Variable Annuity Account

Issued by: American Enterprise Life Insurance Company (American Enterprise Life)
           80 South Eighth Street
           P.O. Box 534
           Minneapolis, MN 55440-0534
           Telephone: 800-333-3437

This prospectus contains information that you should know before investing. You also will receive the prospectuses for:

o   American Express(R) Variable Portfolio Funds


Please read the prospectuses carefully and keep them for future reference. This contract is available for qualified and nonqualified plans.

The contract provides for a credit of 1% on net current purchase payments that bring total payments less withdrawals to $100,000 or higher. Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number above or by completing and sending the order form on the last page of this prospectus. The table of contents of the SAI is on the last page of this prospectus.

Table of Contents

Key Terms
The Contract in Brief
Expense Summary
Condensed Financial  Information  (Unaudited)
Financial Statements
Performance Information
The Variable  Account and the Funds
The Fixed Accounts
Buying Your Contract
Charges
Valuing  Your  Investment
Making  the Most of Your  Contract
Withdrawals
Changing  Ownership
Benefits in Case of Death
The  Annuity  Payout Period
Taxes
Voting  Rights
Substitution  of  Investments
About the  Service Providers
Additional  Information About American  Enterprise Life
Directors and Executive Officers
Experts
American Enterprise Life Financial Information
Table of Contents of the Statement of Additional Information

Key Terms

These terms can help you understand details about your contract.

Accumulation unit -- A measure of the value of each subaccount before annuity payouts begin.

Annuitant -- The person on whose life or life expectancy the annuity payouts are based.

Annuity payouts -- An amount paid at regular intervals under one of several plans.

Beneficiary -- The person you designate to receive annuity benefits in case of the owner's or annuitant's death while the contract is in force and before annuity payouts begin.

Close of business -- When the New York Stock Exchange (NYSE) closes, normally 4 p.m. Eastern time.

Contract - An individual annuity contract or a certificate showing your interest under a group annuity contract.

Contract value -- The total value of your contract before we deduct any applicable charges.

Contract year -- A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

Fixed accounts - The one-year fixed account is an account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically. Guarantee Period Accounts are fixed accounts to which you may also allocate purchase payments. These accounts have guaranteed interest rates declared for periods ranging from two to ten years. Withdrawals from these accounts prior to the end of the term specified will receive a Market Value Adjustment, which may result in a gain or loss of principal.

Funds -- Mutual funds and/or portfolios that are investment options under your contract, each with a different investment objective. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

Guarantee Period -- The number of years that a guaranteed interest rate is credited.

Market Value Adjustment (MVA) -- A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

Owner (you, your) -- The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

Purchase payment credits -- An addition we make to your contract value based on your net current payment.

Qualified annuity -- A contract that you purchase for one of the following retirement plans that is subject to applicable federal law and any rules of the plan itself:

o    Individual  Retirement  Annuities (IRAs),  including Roth IRAs

o    Simplified Employee Pension (SEP) plans

All other contracts are considered nonqualified annuities.

Retirement date -- The date when annuity payouts are scheduled to begin.

Valuation date -- Any normal business day, Monday through Friday, that the NYSE is open. Each valuation date ends at the close of business. We calculate the value of each subaccount at the close of business on each valuation date.

Variable account -- Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

Withdrawal value -- The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

The Contract in Brief

Purpose: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more investments (purchase payments) that may earn returns that increase the value of the contract. The contract provides lifetime or other forms of payouts beginning at a specified date (the retirement date).

Free look period:   You may return your  contract  to our office  within 10 days after it is delivered to you and receive a full refund of the contract value, less any purchase payment credits up to the maximum withdrawal charges. (See "Buying Your Contract -
                    Purchase payment credits.") However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (Exception: If the law requires, we will refund all of your purchase payments.)

Accounts:           Currently, you may allocate your purchase payments among any or all of:

                    o  the  subaccounts,  each of which  invests  in a fund
                       with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. __)

                    o the fixed accounts, which earn interest at rates that we adjust periodically. (p. __)

Buying your contract:  Your  sales  representative  will  help you complete and submit an application. Applications are subject to acceptance at our office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future.


                    o  Minimum  initial   purchase  payment --  $2,000
                       ($5,000 in PA, SC, TX, WA). The $2,000 minimum does not apply if you enroll in the Systematic Investment Program (SIP).


                    o Minimum additional purchase payment -- $100 ($50 with SIP payments).

                    o Maximum total purchase payments (without prior approval) -- $1,000,000. (p.__ )

Transfers:          Subject   to  certain   restrictions   you   currently   may
                    redistribute your money among the subaccounts and the fixed accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the Guarantee
                    Period Accounts before the end of the Guarantee Period will be subject to a MVA. You may establish automated transfers among the fixed accounts and subaccounts. Fixed account transfers are subject to special restrictions. (p. __)

Withdrawals:        You may withdraw all or part of your  contract  value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. __)

Changing ownership: You  may  change  ownership  of a  nonqualified  annuity  by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. --)

Benefits in case
of death:           If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. --)

Annuity payouts:    You can apply your contract  value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet the requirements of the qualified plan. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the one-year fixed account. During the annuity payout period, your choices for subaccounts may be limited. The Guarantee Period Accounts are not available during the payout period. (p. __)

Taxes: Generally, your contract grows tax-deferred until you make withdrawals from it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. Roth IRAs, however, may grow and be distributed tax free if you meet certain distribution requirements. (p. __)

Charges:

                    o    $40 annual contract administrative charge;

                    o    a 0.15% variable account administrative charge;

                    o with qualified contracts, a 0.85% mortality and expense risk fee applies;

                    o with non-qualified contracts, a 1.10% mortality and expense risk fee applies;

                    o if the Maximum Anniversary Value Death Benefit Rider is selected, an additional 0.10% mortality and expense risk fee;

                    o if the Guaranteed Minimum Income Benefit Rider is selected, an annual fee based on the adjusted contract value (currently at 0.30%);


                    o if the Performance Credit Rider is selected, an annual fee of 0.15% of the contract value. (the Performance Credit Rider cannot be selected with the Guaranteed Minimum Income Benefit Rider);


                    o    withdrawal  charge;

                    o any premium taxes that may be imposed on us by state or local governments (currently, we deduct any applicable premium tax when you make a total withdrawal or when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments); and

                    o    the operating expenses of the funds.

Expense Summary

The purpose of the following information is to help you understand the various costs and expenses associated with your contract.

You pay no sales charge when you purchase your contract. We show all costs that you bear directly or indirectly for the subaccounts and funds below. Some expenses may vary as we explain under "Charges." Please see the funds' prospectuses for more information on the operating expenses of each fund.

Contract owner expenses:

          Withdrawal charge: contingent deferred sales charge as a percentage of purchase payment withdrawn.

                          Seven-year schedule
            Years from purchase          Withdrawal charge
              payment receipt                percentage
                     1                             8%
                     2                           8
                     3                           7
                     4                           7
                     5                           6
                     6                           5
                     7                           3
                Thereafter                       0


          Withdrawal charge under Annuity Payout Plan E: Payouts for a specified period. The amount equal to the difference in the present value of remaining payments using the assumed investment rate and such present value using the assumed investment rate plus 1.36% under a qualified contract and 1.61% under a non-qualified contract. This withdrawal charge cannot be greater than 9% of the amount available for payouts under the Plan.

          Annual contract administrative charge                            $40**

          **We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

          Guaranteed Minimum Income Benefit Rider fee:
          as a percentage of the adjusted contract value charged annually.
          This is an optional expense.                                     0.30%

          Performance Credit Rider fee:
          as a percentage of the contract value.                           0.15%

Annual variable account expenses: as a percentage of average subaccount value. You can choose the death benefit guarantee provided. The combination you choose determines the fees you pay. The table below shows the combinations available to you and their cost.

--------------------------------------------------------------- ------------------------- ---------------------------
                                                                  Qualified Contracts      Non-Qualified Contracts
--------------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------------- ------------------------- ---------------------------
       Variable account administrative charge                            0.15%                      0.15%
--------------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------------- ------------------------- ---------------------------
       Mortality and expense risk fee                                    0.85%                      1.10%
--------------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------------- ------------------------- ---------------------------
       Maximum Anniversary Value Rider as part of the
       mortality and expense risk fee (optional)
                                                                         0.10%                      0.10%
--------------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------------- ------------------------- ---------------------------
       Total annual variable account expenses without any
       optional rider fees                                               1.00%                      1.25%
--------------------------------------------------------------- ------------------------- ---------------------------
--------------------------------------------------------------- ------------------------- ---------------------------
       Total annual variable account expense with the Maximum
       Anniversary Value Death Benefit Rider                             1.10%                      1.35%
--------------------------------------------------------------- ------------------------- ---------------------------

Annual operating expenses of the funds after fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets

------------------------------------------------------------------------- ----------------- ------- -------------- -----------
                                                                             Management     12b-1       Other
                                                                                Fees         Fees     Expenses       Total
------------------------------------------------------------------------- ----------------- ------- -------------- -----------
------------------------------------------------------------------------- ----------------- ------- -------------- -----------
AXPSM Variable Portfolio -
------------------------------------------------------------------------- ----------------- ------- -------------- -----------
------------------------------------------------------------------------- ----------------- ------- -------------- -----------
   Cash Management Fund                                                        .51%          .13         .05         .69%1
------------------------------------------------------------------------- ----------------- ------- -------------- -----------
------------------------------------------------------------------------- ----------------- ------- -------------- -----------
   Federal Income Fund                                                         .61%          .13         .14         .88%2
------------------------------------------------------------------------- ----------------- ------- -------------- -----------
------------------------------------------------------------------------- ----------------- ------- -------------- -----------
   Managed Fund                                                                .59%          .13         .04         .76%1
------------------------------------------------------------------------- ----------------- ------- -------------- -----------
------------------------------------------------------------------------- ----------------- ------- -------------- -----------
   New Dimensions Fund                                                         .61%          .13         .07         .81%1
------------------------------------------------------------------------- ----------------- ------- -------------- -----------
------------------------------------------------------------------------- ----------------- ------- -------------- -----------
   Small Cap Advantage Fund                                                    .79%          .13         .31        1.23%2
------------------------------------------------------------------------- ----------------- ------- -------------- -----------

1  Based on annual expenses as of August 31, 1999.
2  Based on  estimated expenses after fee waivers  and  expense  reimbursements.
Without fee waivers and expense reimbursements "Other Expenses" and "Total" would be 0.26% and 1.00% for AXP Variable Portfolio - Federal Income Fund and
0.43% and 1.35% for AXP Variable Portfolio - Small Cap Advantage Fund.

Examples: *

You would pay the following expenses on a $1,000 investment if you have a qualified contract without any optional riders and assuming a 5% annual return and.

-------------------------------------------------------------------------------------------------------------------------------
                                                  a total withdrawal at the        no withdrawal or selection of an annuity
                                                   end of each time period        payout plan at the end of each time period
-------------------------------------------------------------------------------------------------------------------------------
AXPSM Variable Portfolio -                         1 year           3 years               1 year                 3 years
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   Cash Management Fund                           $ 98.35           $126.80               $18.35                 $56.80
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   Federal Income Fund                             100.30            132.71                20.30                  62.71
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   Managed Fund                                     99.07            128.98                19.07                  58.98
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   New Dimensions Fund                              99.58            130.54                19.58                  60.54
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   Small Cap Advantage Fund                        103.88            143.54                23.88                  73.54
-------------------------------------------------------------------------------------------------------------------------------


You  would  pay the  following  expenses  on a $1,000  investment  if you have a qualified  contract  with the optional  0.10%  Maximum  Anniversary  Value Death
Benefit Rider,  0.30% Guaranteed  Minimum Income Benefit Rider and assuming a 5%
annual return and....

-------------------------------------------------------------------------------------------------------------------------------
                                                  a total withdrawal at the        no withdrawal or selection of an annuity
                                                   end of each time period        payout plan at the end of each time period
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
AXPSM Variable Portfolio -                         1 year           3 years               1 year                 3 years
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   Cash Management Fund                           $102.52           $139.85               $22.52                 $69.85
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   Federal Income Fund                             104.47            145.74                24.47                  75.74
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   Managed Fund                                    103.24            142.02                23.24                  72.02
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   New Dimensions Fund                             103.75            143.57                23.75                  73.57
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   Small Cap Advantage Fund                        108.06            156.54                28.06                  86.54
-------------------------------------------------------------------------------------------------------------------------------

You  would  pay the  following  expenses  on a $1,000  investment  if you have a non-qualified  contract  without any  optional  riders and  assuming a 5% annual return and....

-------------------------------------------------------------------------------------------------------------------------------
                                                  a total withdrawal at the        no withdrawal or selection of an annuity
                                                   end of each time period        payout plan at the end of each time period
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
AXPSM Variable Portfolio -                         1 year           3 years               1 year                 3 years
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   Cash Management Fund                           $100.91           $134.57               $20.91                 $64.57
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   Federal Income Fund                             102.86            140.45                22.86                  70.45
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   Managed Fund                                    101.63            136.74                21.63                  66.74
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   New Dimensions Fund                             102.14            138.29                21.14                  68.29
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   Small Cap Advantage Fund                        106.45            151.22                26.45                  81.22
-------------------------------------------------------------------------------------------------------------------------------


You  would  pay the  following  expenses  on a $1,000  investment  if you have a non-qualified  contract with the optional 0.10% Maximum  Anniversary Value Death
Benefit Rider,  0.30% Guaranteed  Minimum Income Benefit Rider and assuming a 5%
annual return and....

-------------------------------------------------------------------------------------------------------------------------------
                                                  a total withdrawal at the        no withdrawal or selection of an annuity
                                                   end of each time period        payout plan at the end of each time period
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
AXPSM Variable Portfolio -                         1 year           3 years               1 year                 3 years
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   Cash Management Fund                           $105.09           $147.60               $25.09                 $77.60
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   Federal Income Fund                             107.03            153.47                27.03                  83.47
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   Managed Fund                                    105.80            149.76                25.80                  79.76
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   New Dimensions Fund                             106.32            151.31                26.32                  81.31
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   Small Cap Advantage Fund                        110.62            164.21                30.62                  94.21
-------------------------------------------------------------------------------------------------------------------------------

*In these examples, the $40 contract  administrative charge is approximated as a
 .10% charge based on our estimated average contract size. Premium taxes imposed by some state and local governments are not reflected in these examples. We entered into certain arrangements under which we are compensated by the funds' advisors and/or distributors for the administrative services we provide to the funds.

You should not consider these examples as representations of past or future expenses. Actual expenses may be more or less than those shown.

Condensed Financial Information (Unaudited)

We have not provided any condensed financial information for the subaccounts because they are new and do not have any history.

Financial Statements

You can find our audited financial statements later in this prospectus. The SAI does not include the audited financial statements of the subaccounts because they are new and do not have any assets.

Performance Information

Performance information for the subaccounts may appear from time to time in advertisements or sales literature. This information reflects the performance of a hypothetical investment in a particular subaccount during a specified time period. We show actual performance from the date the subaccounts began investing in the funds. Currently, we do not provide any performance information because they are new and have not had any activity to date. However, we show performance from the commencement date of the funds as if the contract existed at that time, which it did not. Although we base performance figures on historical earnings, past performance does not guarantee future results.

We include non-recurring charges (such as withdrawal charges) in total return figures, but not in yield quotations. Excluding non-recurring charges in yield calculations increases the reported value.

Total return figures do not reflect any purchase payment credits or performance credits.

Total return figures reflect deduction of all applicable charges, including:

o        the contract administrative charge,
o        the variable account administrative charge,
o        any Death Benefit Rider fee,
o        any Guaranteed Minimum Income Benefit Rider fee,
o        the Performance Credit Rider fee,
o        mortality and expense risk fee, and
o withdrawal charge (assuming a withdrawal at the end of the illustrated period).

We also may make optional total return quotations that do not reflect deduction of the withdrawal charge (assuming no withdrawal) and the Guaranteed Minimum Income Benefit Rider fee. Total return quotations may be shown by means of schedules, charts or graphs.


Average annual total return is the average annual compounded rate of return of the investment over a period of one, five and ten years (or up to the life of the subaccount if it is less than ten years old).

Cumulative total return is the cumulative change in the value of an investment over a specified time period. We assume that income earned by the investment is reinvested. Cumulative total return generally will be higher than average annual total return.

Annualized simple yield (for subaccounts investing in money market funds) "annualizes" the income generated by the investment over a given seven-day period. That is, we assume the amount of income generated by the investment during the period will be generated each seven-day period for a year. We show this as a percentage of the investment.

Annualized compound yield (for subaccounts investing in money market funds) is calculated like simple yield except that we assume the income is reinvested when we annualize it. Compound yield will be higher than simple yield because of the compounding effect of the assumed reinvestment.

Annualized yield (for subaccounts investing in income funds) divides the net investment income (income less expenses) for each accumulation unit during a given 30-day period by the value of the unit on the last day of the period. We then convert the result to an annual percentage. You should consider performance information in light of the investment objectives, policies, characteristics and quality of the fund in which the subaccount invests and the market conditions during the specified time period. Advertised yields and total return figures include charges that reduce advertised performance. Therefore, you should not compare subaccount performance to that of mutual funds that sell their shares directly to the public. (See the SAI for a further description of methods used to determine total return and yield.)

If you would like additional information about actual performance, please contact us at the address or telephone number on the first page of this prospectus.


The Variable Account and the Funds

You may allocate payments to any or all the subaccounts of the variable account that invest in shares of the following funds:

---------------------------------------------------------------------------------------------------------------------------------
 Subaccount   Investing In                        Investment Objectives and Policies             Investment Advisor or Manager
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
              AXPSM Variable           Objective: maximum current income consistent with        IDS Life Insurance Company (IDS
              Portfolio- Cash          liquidity and conservation of capital. Invests in money  Life), investment manager;
              Management Fund          market securities.                                       American Express Financial
                                                                                                Corporation (AEFC) investment
                                                                                                advisor.
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
              AXPSM Variable           Objective: a high level of current income and safety of  IDS Life, investment manager;
              Portfolio- Federal       principal consistent with an investment in U.S.          AEFC, investment advisor.
              Income Fund              government and government agency securities. Invests
                                       primarily in debt obligations issued or guaranteed as
                                       to principal and interest by the U.S. government, its
                                       agencies or instrumentalities.
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
              AXPSM Variable           Objective: maximum total investment return through a     IDS Life, investment manager;
              Portfolio- Managed Fund  combination of capital growth and current income.        AEFC, investment advisor.
                                       Invests primarily in stocks,  convertible
                                       securities,   bonds  and   money   market
                                       instruments.
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
              AXPSM Variable           Objective: long-term growth of capital. Invests          IDS Life, investment manager;
              Portfolio- New           primarily in common stocks of U.S. and foreign           AEFC, investment advisor.
              Dimensions Fund          companies showing potential for significant growth.
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
              AXPSM Variable           Objective: long-term capital growth. Invests primarily   IDS Life, investment manager;
              Portfolio- Small Cap     in equity securities of small companies that are often   AEFC, investment advisor.
              Advantage Fund           included in the S&P SmallCap 600 Index or the Russell
                                       2000 Index.
---------------------------------------------------------------------------------------------------------------------------------

The investment objectives and policies of some of the funds are similar to the investment objectives and policies of other mutual funds that an investment advisor or its affiliates manage. Although the objectives and policies may be similar, each fund will have its own portfolio holdings and its own fees and expenses. Accordingly, each fund will have its own investment results.

The investment managers and advisors cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are also available by contacting us at the address or telephone number on the first page of this prospectus.

All funds are available to serve as the underlying investments for variable annuities. Some funds also are available to serve as investment options for variable life insurance policies and qualified plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or qualified plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the board of directors will monitor events in order to identify any material conflicts between annuity owners, policy owners and qualified plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and qualified plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the fund prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and qualified plan accounts.

The IRS issued final regulations relating to the diversification requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended (the
Code). Each fund intends to comply with these requirements.

The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

The U.S. Treasury and the Internal Revenue Service (IRS) indicated that they may provide additional guidance on investment control. This concerns how many variable subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the contract owner would be currently taxed on income earned within subaccount assets. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

The Fixed Accounts

Guarantee Period Accounts
You may also allocate purchase payments to one or more of the Guarantee Period Accounts with Guarantee Periods ranging from two to ten years. The minimum required investment in each Guarantee Period Account is $1,000. These accounts are not available in all states and are not offered after annuity payouts begin. Each Guarantee Period Account pays an interest rate that is declared when you allocate money to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a Guarantee Period Account.

We have no specific formula for determining the rate of interest that we declare as future interest rates on the Guarantee Period Accounts. We will declare the interest rates from time to time based on our analysis of current market conditions. In addition, we also may consider various other factors in determining the interest rates for a given Guarantee Period including regulatory and tax requirements; sales commissions and administrative expenses we bear; general economic trends; and competitive factors.

You may transfer money out of the Guarantee Period Accounts within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) At that time you may choose to start a new Guarantee Period of the same length, transfer the money to another Guarantee Period Account, transfer the money to any of the subaccounts, or withdraw the money from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period, we will automatically transfer the money into the one-year fixed account.

We hold amounts you allocate to the Guarantee Period Accounts in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the Guarantee Period Accounts. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the Guarantee Period Accounts.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

o    Securities   issued   by  the   U.S.   government   or  its   agencies   or
     instrumentalities, which issues may or may not be guaranteed by the U.S. government;

o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies - Standard & Poor's, Moody's Investors Service or Duff and Phelp's - or are rated in the two highest grades by the National Association of Insurance Commissioners;

o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

Market Value Adjustment (MVA)
You may choose to transfer money out of the Guarantee Period Accounts at anytime after 60 days of transfer or payment allocation into the Account. Any amount transferred or withdrawn will receive a MVA which will increase or decrease the actual amount transferred or withdrawn. We calculate the MVA using the formula shown below and we base it on the current level of interest rates compared to the rate of your Guarantee Period Account.

Amount transferred    x      (      l + i        )   n/12
                              --------------------
                             (   l + j + .001    )

Where: i = rate earned in the account from which funds are being transferred j = current rate for a new Guarantee Period equal to the remaining term in the current Guarantee Period
         n = number of months remaining in the current Guarantee Period (rounded up)

We will not make MVAs for amounts withdrawn for withdrawal charges, the annual contract administrative charge or paid out as a death claim. We also will not make MVAs on automatic transfers from the two year Guarantee Period Account. We determine any applicable withdrawal charges based on the market value adjusted withdrawals. In some states the MVA is limited.

The one-year fixed account
You may allocate purchase payments to the one-year fixed account. We back the principal and interest guarantees relating to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit interest daily and compound it annually. We will change the interest rates from time to time at our discretion.

Interest in the one-year fixed account is not required to be registered with the SEC. However, the Market Value Adjustment interests under the contracts are registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account (but the SEC does review the disclosures in this prospectus on the Market Value Adjustment interests). Disclosures regarding the one-year fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the one-year fixed account.)

Buying Your Contract

You or your sales representative will send an application along with your initial purchase payment to our office. As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)


When you apply, you may select (if available in your state):

o    the optional Maximum Anniversary Value Death Benefit Rider;

o    an optional Guaranteed Minimum Income Benefit Rider;

o the optional Performance Credit Rider (cannot be selected with the Guaranteed Minimum Income Benefit rider);

o the one-year fixed account, Guarantee Period Accounts and/or subaccounts in which you want to invest;

o    how you want to make purchase payments; and

o    a beneficiary.

The contract provides for allocation of purchase payments to the subaccounts of the variable account and/or to the fixed accounts in even 1% increments.

If your application is complete, we will process it and apply your purchase payment to the fixed accounts and subaccounts you selected within two business days after we receive it at our office. If we accept your application, we will send you a contract. If we cannot accept your application within five business days, we will decline it and return your payment. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. We will value the additional payments at the next accumulation unit value calculated after we receive your payments at our office.

You may make monthly payments to your contract under a SIP. To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

The retirement date
Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to the maximum age or date described below. You can also select a date within the maximum limits. You can align this date with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the date, provided you send us written instructions at least 30 days before annuity payouts begin.

For nonqualified annuities and Roth IRAs, the retirement date must be:

o    no earlier than the 60th day after the contract's effective date; and

o no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.

For qualified annuities (except Roth IRAs), to avoid IRS penalty taxes, the retirement date generally must be:

o    on or after the date the annuitant reaches age 59 1/2; and

o for IRAs and SEPs, by April 1 of the year following the calendar year when the annuitant reaches age 701/2.

If you take the minimum IRA distribution as required by the Code from another tax-qualified investment, or in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later.

Beneficiary
We will pay your named  beneficiary  the death  benefit  if it  becomes  payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in Case of Death" for more about beneficiaries.)

Purchase payments


    Minimum initial purchase payment:         $2,000  ($5,000 in PA, WA, SC, TX)
    ---------------------------------


    Minimum additional purchase payments:

      If paying by SIP*:                      If paying by any other method:
         $50                                  $100



     *Payments made using SIP must total $2,000 before you can make partial withdrawals.

    Maximum total allowable purchase payments*** (without prior approval):
    $1,000,000

    *** This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to increase the maximum limit. For qualified annuities, the qualified plan's limits on annual contributions also apply.

How to make purchase payments

1
By letter: Send your check along with your name and contract number to:

                  Regular mail:
                  American Enterprise Life Insurance Company
                  80 South Eighth Street
                  P.O. Box 534
                  Minneapolis, MN 55440-0534

                  Express mail:
                  American Enterprise Life Insurance Company
                  Attention: Unit 829
                  733 Marquette Avenue
                  Minneapolis, MN 55402

2
By SIP:           Contact your sales representative to complete the necessary
                  SIP paperwork.

Purchase payment credits
You will generally receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less withdrawals) to $100,000 or more.


This credit is 1% of the net current payment (current payment less the amount of partial withdrawals that exceed all premium purchase payments). If you make subsequent payments which cause the contract to be eligible for the credit, we will add credits attributable to premium payments. We apply this credit immediately. We allocate the credit to the fixed accounts and subaccounts in the same proportions as your purchase payment on the date we add credits to your contract.


We fund the credit from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored.

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal after seven years.

This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

Charges


Contract administrative charge
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and the fixed accounts in the same proportion your interest in each account bears to your total contract value. Some states restrict the amount that can be allocated to the fixed account.


We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value or purchase payments made. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

Variable account administrative charge
We apply this charge daily to the subaccounts. It is reflected in the unit values of the subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.


Mortality and expense risk fee
We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee. For qualified contracts, this fee totals 0.85% of their average daily net assets on an annual basis. For non-qualified contracts, this fee totals 1.10% of their average daily net assets on an annual basis. This fee covers the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. If you choose the optional Maximum Anniversary Value Death Benefit Rider, we will charge an additional fee (see "Death Benefit Rider fee" below). These fees do not apply to the fixed accounts. We cannot increase these fees.


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed in the following paragraphs, will cover sales and distribution expenses.

Death Benefit Rider fee
We charge a 0.10% fee for this optional feature only if you choose this option. If selected, we apply this fee daily to the subaccounts as part of the mortality and expense risk fee. It is reflected in the unit values of the subaccounts. We cannot increase the Death Benefit Rider fees.

Guaranteed Minimum Income Benefit Rider fee
We charge a fee for this optional feature only if you choose this option. If selected, we deduct the fee (currently 0.30%) from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value.

We apply the fee on an adjusted contract value calculated as the contract value plus the lesser of zero or (a) - (b), where:

          (a) is the transfers from the subaccounts to the fixed accounts made in the last six months,

          (b)  is  the  total  contract  value  in  the  fixed  accounts.   This
               adjustment   allows  us  to  base  the  charge   largely  on  the
               subaccounts and not on the fixed accounts.

We will deduct the fee, adjusted for the number of calendar days coverage was in place, if the contract is terminated for any reason or when annuity payouts begin. We cannot increase the Guaranteed Minimum Income Benefit Rider fee after the rider effective date and it does not apply after annuity payouts begin. We can increase the Guaranteed Minimum Income Benefit Rider fee on new contracts up to a maximum of 0.75%.

Performance Credit Rider fee
We charge a fee for this optional feature if you choose this option. If selected, we deduct the fee of 0.15% of your contract value on your contract anniversary. We prorate this fee among the subaccounts and fixed accounts in the same proportion as your interest bears to your total contract value.

We will deduct this fee, adjusted for the number of calendar days coverage was in place, if the contract is terminated for any reason or when annuity payouts begin. We cannot increase the Performance Credit Rider fee.

Withdrawal charge
If you withdraw all or part of your contract, you may be subject to a withdrawal charge. A withdrawal charge applies if all or part of the withdrawal amount is from purchase payments we received within seven years before withdrawal. The withdrawal charge percentages that apply to you are shown in your contract. In addition, amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a MVA. (See "The Fixed Accounts - Market Value Adjustments (MVA).")

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary contract value. (Your initial purchase payment is considered the prior anniversary contract value during the first contract year.) We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the annual 10% free withdrawal amount described in number one above. Contract earnings equal contract value less purchase payments received and not previously withdrawn. We do not assess a withdrawal charge on contract earnings.

NOTE: We determine contract earnings by looking at the entire contract value, not the earnings of any particular subaccount or the fixed accounts.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period shown in your contract. We withdraw these payments on a first-in, first-out (FIFO) basis. We do assess a withdrawal charge on these payments.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn:

 Years from purchase payment         Withdrawal charge
           receipt                      percentage
              1                               8%
              2                              8
              3                              7
              4                              7
              5                              6
              6                              5
              7                              3
          Thereafter                         0

Withdrawal charge calculation example:
The following is an example of the calculation we would make to determine the withdrawal charge on a contract with this history:

o The contract date is Jan. 1, 2000 with a contract year of Jan. 1 through Dec. 31 and with an anniversary date of Jan. 1 each year; and


o    We received these payments
       - $10,000 Jan. 1, 2000;
       - $8,000 Feb. 28, 2007; and
       - $6,000 Feb. 20, 2008; and


o The owner withdraws the contract for its total withdrawal value of $38,101 on Aug. 5, 2010 and had not made any other withdrawals during that contract year; and

o    The prior anniversary Jan. 1, 2009 contract value was $38,488.

            Withdrawal Charge                                   Explanation

                $    0             $3,848.80 is 10% of the prior anniversary contract value withdrawn without withdrawal charge; and

                     0             $10,252.20 is contract earnings in excess of the 10% free withdrawal amount withdrawn without withdrawal charge; and

                     0             $10,000 Jan. 1, 2000 payment was received seven or more years before withdrawal and is withdrawn without withdrawal charge; and


                 560               $8,000 Feb. 28, 2007 payment is in its fourth year from receipt, withdrawn with a 7% withdrawal charge; and


                 420               $6,000 Feb. 20, 2008 payment is in its third year from receipt withdrawn with a 7% withdrawal charge.
                $980

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually withdraw from your contract will be the amount you request plus any applicable withdrawal charge. We apply the withdrawal charge to this total amount. We pay you the amount you requested. If you make a full withdrawal of your contract, we also will deduct the $40 contract administrative charge.

Waiver of withdrawal charges We do not assess withdrawal charges for:

o    withdrawals of any contract earnings;

o amounts totaling up to 10% of your prior contract anniversary contract value to the extent it exceeds contract earnings;

o required minimum distributions from a qualified annuity (for those amounts required to be distributed from the contract described in this prospectus);

o    contracts settled using an annuity payout plan;

o withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

o    amounts we refund to you during the free look period; and

o    death benefits.*

*However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract - Purchase payment credits.")

Contingent events

o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when the owner and annuitant are under age 76 on the date we issue the contract. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

o Withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.


Withdrawal charge under Annuity Payout Plan E: Payouts for a specified period. Under this payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. With a qualified contract, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. With a non-qualified contract, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. The withdrawal charge is equal to the difference in discount values using the above discount rates and the assumed investment rate. The withdrawal charge will not be greater than 9% of the amount available for payouts under this Plan.


Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.


Premium taxes Certain state and local governments impose premium taxes (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

Valuing Your Investment

We value your fixed accounts and subaccounts as follows:

Fixed accounts: We value the amounts you allocated to the fixed accounts directly in dollars. The value of a fixed account equals:

o the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the Guarantee Period Accounts;

o    plus any purchase payment credits allocated to the fixed accounts;

o    plus interest credited;

o minus the sum of amounts withdrawn after the MVA (including any applicable withdrawal charges) and amounts transferred out;


o    minus any prorated contract administrative charge;

o minus any prorated portion of the Guaranteed Minimum Income Benefit Rider fee (if applicable); and

o    minus any prorated portion of the Performance Credit Rider (if applicable).


Subaccounts: We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge or the Guaranteed Minimum Income Benefit Rider fee, we subtract a certain number of accumulation units from your contract.

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests.

The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

Number of units
To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

Accumulation unit value
The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

Net investment factor
We determine the net investment factor by:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o    dividing that sum by the previous adjusted net asset value per share; and


o subtracting the percentage factor representing the mortality and expense risk fee, the variable account administrative charge, any death benefit rider fee (if selected) from the result.


Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

Factors that affect subaccount accumulation units
Accumulation units may change in two ways: in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

o    additional purchase payments you allocate to the subaccounts;

o    any purchase payment credits allocated to the subaccounts;

o    transfers into or out of the subaccounts;

o    partial withdrawals;

o    withdrawal charges;


o    prorated portions of the contract administrative charge;

o prorated portions of the Guaranteed Minimum Income Benefit Rider fee (if selected); and/or

o    prorated portion of the Performance Credit Rider fee (if selected).

Accumulation unit values will fluctuate due to:

o    changes in funds' net asset value;

o    dividends distributed to the subaccounts;

o    capital gains or losses of funds;

o    fund operating expenses; and/or

o mortality and expense risk fee, the variable account administrative charge, the Maximum Anniversary Value Death Benefit Rider fee (if selected).

Making the Most of Your Contract

Automated dollar-cost averaging
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the Guarantee Period Accounts (two year only) to one or more subaccounts. The three to ten year Guarantee Period Accounts are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

                                                   How dollar-cost averaging works
By investing an                                   Amount       Accumulation unit       Number of units
equal number of                      Month       invested            value                purchased
dollars each month...                 Jan          $100               $20                    5.00
                                      Feb          100                18                     5.56
you automatically buy                 Mar          100                17                     5.88
more units when the                   Apr          100                15                     6.67
per unit market price                 May          100                16                     6.25
is low...                             Jun          100                18                     5.56
                                      Jul          100                17                     5.88
and fewer units when                  Aug          100                19                     5.26
the per unit market                   Sept         100                21                     4.76
price is high.                        Oct          100                20                     5.00

You paid an average price of only $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success with this strategy will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact us.

Asset Rebalancing
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semi-annually or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the fixed accounts. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

Transferring money between accounts
You may transfer money from any one subaccount, or the fixed accounts, to another subaccount before annuity payouts begin. (Certain restrictions apply to transfers involving the fixed accounts.) We will process your transfer on the valuation date we receive your request. We will value your transfer at the next accumulation unit value calculated after we receive your request. There is no charge for transfers. Before making a transfer, you should consider the risks involved in switching investments. Transfers out of the Guarantee Period
Accounts will be subject to a MVA if done more than 30 days before the end of the Guarantee Period.

We may suspend or modify transfer privileges at any time. Excessive trading activity can disrupt fund management strategy and increase expenses, which are borne by all contract owners who allocated purchase payments to the fund regardless of their transfer activity. We may apply modifications or restrictions in any reasonable manner to prevent transfers we believe will disadvantage other contract owners. (For information on transfers after annuity payouts begin, see "Transfer policies" below.)

Transfer policies
o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the fixed accounts at any time. However, if you made a transfer from the one-year fixed account to the subaccounts, you may not make a transfer from any subaccount back to the one-year fixed account for six months following that transfer.

o You may transfer contract values from the one-year fixed account to the subaccounts or the Guarantee Period Accounts once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA.

o You may transfer contract values from a Guarantee Period Account anytime after 60 days of transfer or payment allocation to the Account. Transfers made before the end of the Guarantee Period will receive a MVA, which may result in a gain or loss of contract value.

o If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the subaccounts or the Guarantee Period Accounts will be effective on the valuation date we receive it.

o We will not accept requests for transfers from the one-year fixed account at any other time.

o Once annuity payouts begin, you may not make transfers to or from the one-year fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, your choices of subaccounts may be limited.

o Once annuity payouts begin, you may not make any transfers to the Guarantee Period Accounts.

How to request a transfer or withdrawal
1                       Send your name, contract number, Social Security Number
By letter:              or Taxpayer Identification Number and signed request
                        for a transfer or withdrawal to:

                        Regular mail:
                        American Enterprise Life Insurance Company
                        80 South Eighth Street
                        P.O. Box 534
                        Minneapolis, MN 55440-0534

                        Express mail:
                        American Enterprise Life Insurance Company
                        Attention: Unit 829
                        733 Marquette Avenue
                        Minneapolis, MN 55402

                        Minimum amount

                        Transfers or
                        withdrawals:              $500 or entire account balance

                        Maximum amount

                        Transfers or
                        withdrawals:              Contract value

2                       Your sales representative can help you set up automated
By automated            transfers or partial withdrawals among your subaccounts
transfers and
automated partial       You can start or stop this service by written request or
withdrawals:            other method acceptable to us. You must allow 30 days
                        for us to change any instructions that are currently in place.

                        o Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

                        o Automated withdrawals may be restricted by applicable law under some contracts.

                        o You may not make additional purchase payments if automated partial withdrawals are in effect.

                        o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

                        Minimum amount

                        Transfers or
                        withdrawals:   $100 monthly
                                       $250 quarterly, semi-annually or annually

3                       Call between 7 a.m. and 6 p.m. Central time:
By phone:
                        800-333-3437 or
                        (612) 671-7700 (Minneapolis/St. Paul area)

                        Minimum amount

                        Transfers or
                        withdrawals:              $500 or entire account balance

                        Maximum amount

                        Transfers:                Contract value
                        Withdrawals:              $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

Withdrawals

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your withdrawal request on the valuation date we receive it. For total withdrawals, we will compute the value of your contract at the next accumulation unit value calculated after we receive your request. We may ask you to return the contract. You may have to pay charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E (see "The Annuity Payout Period - Annuity payout plans").

Withdrawal policies
If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts and/or the fixed accounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise.

Receiving payment By regular or express mail:

o        payable to owner;

o        mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

-- the withdrawal amount includes a purchase payment check that has not cleared;

--   the NYSE is closed, except for normal holiday and weekend closings;

--   trading on the NYSE is restricted, according to SEC rules;

-- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

--   the SEC permits us to delay payment for the protection of security holders.

Changing Ownership

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding upon us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of a contract may be transferred to the annuitant.

Benefits in Case of Death

We will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. The benefit paid will be based on the death benefit coverage you select when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

If you own the contract in joint tenancy with rights of survivorship, we will pay benefits upon the first to die of either you or the annuitant.

Return of Premium Death Benefit
This option is required if either you or the annuitant are age 80 or above.

Under this option, if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of the following less any purchase payment credits added to the contract in the last 12 months:

1.   the contract value; or

2. the total purchase payments paid plus purchase payments credits and less any "adjusted partial withdrawals."

Adjusted partial withdrawals: We calculate an "adjusted partial withdrawal" for each partial withdrawal as the product of (a) times (b) where:

          (a) is the ratio of the amount of the partial withdrawal (including any applicable withdrawal charge) to the contract value on the date of (but prior to) the partial withdrawal; and

          (b) is the death benefit on the date of (but prior to) the partial withdrawal.

Example:

o    The contract is purchased with a payment of $25,000 on Jan. 1, 2000.

o    On Jan. 1, 2001 an additional premium payment of $5,000 is made.


o On March 1, 2001 the contract value has fallen to $28,000. The owner takes a $1,500 partial withdrawal leaving a contract value of $26,500.

o    On March 1, 2002 the contract value has fallen to $25,000.

The death benefit on March 1, 2002 is calculated as follows:

         Total payments paid:                                        $30,000.00
         minus any "adjusted partial withdrawals"
         calculated as:    1,500 x 30,000  =                         - 1,607.14
                           --------------                            ----------
                             28,000

         for a death benefit of:                                     $28,392.86

Maximum Anniversary Value Death Benefit Rider

If this rider is available in your state and both you and the annuitant are age 79 or younger on the contract date, you may choose to add this benefit to your contract. This rider provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following amounts less any purchase payment credits added in the last 12 months:

1.   the contract value; or

2. the total purchase payments paid plus purchase payment credits and less any "adjusted partial withdrawals"; or

3. the "maximum anniversary value" immediately preceding the date of death plus the dollar amount of any payments since that anniversary plus purchase payment credits and minus any "adjusted partial withdrawals" since that anniversary.

Maximum anniversary value: Each contract anniversary prior to the earlier of your or the annuitant's 81st birthday, we calculate the anniversary value which is the greater of:

(a)      the contract value on that anniversary; or

(b) total purchase payments made to the contract plus purchase payment credits and minus any "adjusted partial withdrawals".

The "maximum anniversary value" is equal to the greatest of these anniversary values.

After the earlier of your or the annuitant's 81st birthday, the death benefit continues to be the death benefit value as of that date, plus any subsequent payments and purchase payment credits and minus any "adjusted partial withdrawals."

Example:

o    The contract is purchased with a payment of $20,000 on Jan. 1, 2000.

o On Jan. 1, 2001 (the first contract anniversary) the contract value has grown to $24,000.

o On March 1, 2001 the contract value has fallen to $22,000, at which point the owner takes a $1,500 partial withdrawal, leaving a contract value of $20,500.

The death benefit on March 1, 2001 is calculated as follows:

The "maximum anniversary value" :                                    $24,000.00
(the greatest of the anniversary values which was the contract value on Jan. 1, 2001)

plus any purchase payments paid since that anniversary:                   +0.00

minus any "adjusted partial withdrawal" taken since that
anniversary, calculated as:        1,500  x  24,000    =            -  1,636.36
                                   ----------------                 -----------
                                      22,000


for a death benefit of:                                              $22,363.64

If your spouse is sole beneficiary under a nonqualified annuity and you die before the retirement date, your spouse may keep the contract as owner. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. The Guaranteed Minimum Income Benefit Rider, if selected, is then terminated.

Under a qualified annuity, if the annuitant dies before the Code requires distributions to begin, and the spouse is the only beneficiary, the spouse may keep the contract as owner until the date on which the annuitant would have reached age 70 1/2 or any other date permitted by the Code. To do this, the spouse must give us written instructions within 60 days after we receive proof of death. The Guaranteed Minimum Income Benefit Rider, if selected, is then terminated.

Payments: Under a nonqualified annuity, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after we receive proof of death; and

o payouts begin no later than one year after your death, or other date as permitted by the Code; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value at the next accumulation unit value calculated after our death claim requirements are fulfilled. We pay interest, if any, from the date of death at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

Other rules may apply to qualified annuities. (See "Taxes").

Guaranteed Minimum Income Benefit Rider
A Guaranteed Minimum Income Benefit Rider may be available in many jurisdictions for a separate annual charge, (see "Charges - Guaranteed Minimum Income Rider fee"). You cannot select this rider if you select the Performance Credit Rider.

The rider guarantees a minimum amount of fixed annuity lifetime income during the annuity payout period if your contract has been in force for at least seven years, subject to the conditions described below. The rider also provides you the option of variable annuity payouts, with a guaranteed minimum initial payment.

In some instances, we may allow you to add this rider if it was not available when you initially purchased your contract. In these instances, we would add this rider at the next contract anniversary and all conditions of the rider would use this date as the effective date.

This rider does not create contract value or guarantee the performance of any investment option. Fixed annuity payouts under the terms of this rider will occur at the guaranteed annuity purchase rates stated in the contract. We base first year payments from the variable annuity payout option offered under this rider on the same factors as the fixed annuity payout option. We base subsequent payments on the initial payment and an assumed annual return of 5%. Because this rider is based on guaranteed actuarial factors for the fixed option, the level of fixed lifetime income it guarantees may be less than the level that would be provided by applying the then current annuity factors. Likewise, for the variable annuity payout option, we base the rider on more conservative factors resulting in a lower initial payment and lower lifetime payments than those provided otherwise if the same benefit base were used. However, the Guaranteed Income Benefit Base described below establishes a floor, which when higher than the contract value, can result in a higher annuity payout level. Thus, the rider is a guarantee of a minimum amount of annuity income.

The Guaranteed Income Benefit Base of Maximum Anniversary Value is equal to the benefit provided by the death benefit rider.

The Guaranteed Income Benefit Base, less any applicable premium tax, is the value that will be used to determine minimum annuity payouts if the rider is exercised.

We reserve the right to exclude subsequent payments and purchase payment credits paid in the last five years before exercise of the benefit, in the calculation of the Guaranteed Income Benefit Base. We would do so only if such payments and credits total $50,000 or more or if they are 25% or more of total payments and credits paid into the contract.

If we exclude such payments and credits, the Guaranteed Minimum Income Benefit Base would be calculated as the greatest of:

(a) contract value less "market value adjusted prior 5 years of payments and purchase payment credits";

(b) total payments and purchase payment credits less prior 5 years of payments and purchase payment credits, less adjusted partial withdrawals; or

(c) Maximum Anniversary Value immediately preceding the date of settlement, plus payments and credits and minus adjusted partial withdrawals since that anniversary, less the "market value adjusted prior 5 years of payments and purchase payment credits";

"Market value adjusted prior 5 years of payments and purchase payment credits" are calculated as the sum of each such payment or credit, multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such payment or credit. The estimated contract value at such anniversary is calculated by assuming that payments, credits and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

Conditions on election of the rider: The following conditions apply to the election of the rider:

o you must elect the rider at the time you purchase your contract along with the corresponding death benefit rider option, and

o    the annuitant must be age 75 or younger on the contract date.

Fund selection to continue the rider: You may allocate your purchase payments to any of the subaccounts or the fixed accounts. However, we reserve the right to limit the amount in the Money Market Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you notice and ask that you reallocate your contract value so that the limitation is satisfied within 60 days. If after 60 days the limitation is not satisfied, the rider will be terminated.

Exercising the rider: The following conditions apply to the exercise of the rider:

     o you may only exercise the rider within 30 days after any contract anniversary following the expiration of the 7 year waiting period from the effective date of the rider,

     o the annuitant on the retirement date must be between 50 and 86 years old, and

     o you can only take an annuity payout in one of the following annuity payout plans: - Plan A -- Life Annuity - no refund - Plan B -- Life Annuity with ten years certain - Plan D -- Joint and last survivor life annuity - no refund

Terminating the rider: The following conditions apply to the termination of any of the three riders:

     o you may terminate the rider within 30 days after the first anniversary of the effective date of the rider.

     o you may terminate the rider any time after the end of the 7 year waiting period of the rider.

     o the rider will terminate on the date you make a full withdrawal from the contract, or annuity payouts begin, or on the date that a death benefit is payable.

     o the rider will terminate on the contract anniversary after the annuitant's 86th birthday.

Example:

     o The contract is purchased with a payment of $100,000 on Jan. 1, 2000, and a $1,000 purchase payment credit is added to the contract.

     o    There are no additional purchase payments and no partial withdrawals.

     o    The money is fully allocated to the subaccounts.

     o The annuitant is male and age 55 on the contract date. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 on the contract date.

     o The Maximum Anniversary Value is $180,000 on the 10th anniversary and $220,000 on the 15th anniversary.

     o    The contract is within 30 days after contract anniversary.

If the Guaranteed Minimum Income Benefit Rider is exercised, the minimum fixed annuity monthly payout or the first year variable annuity monthly payout would be:

                                                                           Fixed Annuity Payout Options
                                                                        Minimum Guaranteed Annual Income
Contract Anniversary At Exercise   Minimum Guaranteed Benefit Base       Plan A --        Plan B --        Plan D --
------------------------           -------------------------------       ---------        ---------        ---------

         10                               $180,000                      $  937.80        $  912.60         $  747.00
         15                               $220,000                      $1,311.20        $1,249.60         $1,014.20

After the first year payments, lifetime income payments on a variable annuity payout option will depend on the investment performance of the subaccounts you select. The payments will be higher if investment performance is greater than a 5% annual return and lower if investment performance is less than a 5% annual return.

Performance Credit Rider
If this rider is available in your state, you may choose to add this benefit to your contract at issue. This rider cannot be elected at the same time that a Guaranteed Minimum Base Benefit rider is chosen. This feature provides certain benefits if your contract value has not reached or exceeded a target value on the rider's tenth anniversary. If, on the 10th rider anniversary, your contract value has not reached the Target Value (as defined below) you can choose either of the following benefits:

(a) You may choose to accept a credit to your contract equal to 5% of your purchase payments and purchase payment credit, less adjusted partial withdrawals and less purchase payments and credits made in the prior five years. Such credit is made at the 10th rider anniversary and allocated according to your current purchase payment allocations.

(b) you may choose to begin receiving annuity payouts (only with lifetime income plans; Plan E cannot be chosen) within 60 days of the 10th rider anniversary and receive an additional 5% credit (for a total of 10% credit) as calculated in (a).

Following your 10th rider anniversary, we will inform you if your contract value did not meet or exceed the Target Value. We will assume that you have elected
(a) unless we receive your request to begin a lifetime annuity payout plan within 60 days after the 10th rider anniversary.

On the 10th rider anniversary and every 10 years thereafter while you have the contract, the 10 year calculation period restarts if (a) is elected. The contract value (after any credits made) on that anniversary is used as the initial purchase payment for the calculation of the target value and any credit. Additional credits may then be made at the end of each 10 year period as described above.

Target Value
The Target Value at each anniversary is equal to the Target Value at the prior anniversary, any purchase payments, purchase payment credits, and adjusted partial withdrawals made during the year, accumulated at an effective annual rate of 7.2%.

Adjusted partial withdrawals
We calculated the adjusted partial withdrawals for each partial withdrawal as the product of (a) times (b) where:

(a) is the ratio of the amount of partial withdrawal (including any applicable withdrawal charge) to the contract value on the date of (but prior to) the partial withdrawal, and

(b)  is the target value on the date of (but prior to) the partial withdrawal.

Reset Option
You can elect to lock in the growth in your contract by restarting the 10-year period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the initial purchase payment for the calculation of the target value and any credit. The next 10 year calculation period will then restart at the end of the new 10 year period from the most recent restart date. We must receive your request to restart the calculation period within 30 days after an anniversary.

Fund Selection Effect on Target Value
You may allocate your purchase payments to any of the subaccounts or the fixed accounts. However, we reserve the right to limit the aggregate amount in the fixed accounts and the AXP Variable Portfolio Cash Management Fund to 10% of the contract value. If we are required to activate this restriction and you have more than 10% of your contract value in these accounts, we will send you notice and ask you that you reallocate your contract value so that the limitation is satisfied in 60 days. If after 60 days, the limitation is not satisfied, we will terminate the rider.

Terminating the rider: The following conditions apply to the termination of the rider

o you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o you may terminate the rider within 30 days following the tenth anniversary of the effective date of the rider;

o the rider will terminate on the date you make a full withdrawal from the contract, or annuity payouts begin, or on the date that a death benefit is payable.

Example:

o The contract is purchased with a payment of $100,000 on January 1, 2000 and a $1,000 purchase payment credit is added to the contract

o    There are no additional purchase payments and no partial withdrawals

o    On January 1, 2010, the contract value is $200,000

o    The credit on January 1, 2010 is determined as:

              Target Value on January 1, 2010 = 101,000 x (1.072)^10 =
              101,000 x 2.00423 = 202,427

              As the target value of $202,427 is greater than the contract value of $200,000, a credit is made to the contract equal to $5,050 (or 5% of the purchase payment and credits of $101,000). Your total contract value on January 1, 2010 would be $205,050.

o On February 1, 2010, the contract value is $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would use the value of $215,050 ($210,000 + another credit of $5,050) to determine your monthly income.

o If the contract continues and annuity payouts are not started, the benefit restarts on January 1, 2010 with the "initial purchase payment" equal to $205,050 and the credit determination made on January 1, 2020.

The Annuity Payout Period

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements.

The amount available for payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). We do not deduct any withdrawal charges under the payout plans listed below.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amounts available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). You may reallocate this contract value to the one-year fixed account to provide fixed dollar payouts and/or among the subaccounts to provide variable annuity payouts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. The Guarantee Period Accounts are not available during this payout period.

Amounts of fixed and variable payouts depend on:

o    the annuity payout plan you select;

o    the annuitant's age and, in most cases, sex;

o    the annuity table in the contract; and

o    the amounts you allocated to the accounts at the settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

Annuity table
The annuity table in your contract shows the amount of the first monthly payment for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.) The table assumes that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts.

Substitution of 3.5% table
If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% table in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. Using the 5% table results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Annuity payout plans
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

o Plan A -- Life annuity - no refund: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we have made only one monthly payout, we will not make any more payouts.

o Plan B -- Life annuity with five, ten or 15 years certain: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o Plan C -- Life annuity - installment refund: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o Plan D -- Joint and last survivor life annuity - no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

o Plan E -- Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level. The discount rate we use in the calculation will vary between 4.86% and 6.61% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges-Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal or if the period you chose is less than your life expectancy as specified by tax law.

Restrictions for some qualified plans: If you purchased a qualified annuity, you may be required to select a payout plan that provides for payouts:

o    over the life of the annuitant;

o    over the joint lives of the annuitant and a designated beneficiary;

o    for a period not exceeding the life expectancy of the annuitant; or

o for a period not exceeding the joint life expectancies of the annuitant and a designated beneficiary.

You have the responsibility for electing a payout plan that complies with your contract and with applicable law.

If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you allocated to the one-year fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.

If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to you in a lump sum or to change the frequency of the payouts.

Death after annuity payouts begin
If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

Taxes

Generally, under current law, any increase in your contract value is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income are normally taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements.

Qualified annuities: We designed this contract for use with qualified retirement plans. Special rules apply to these retirement plans. Your rights to benefits may be subject to the terms and conditions of these retirement plans regardless of the terms of the contract.

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions during your life (except for Roth IRAs) and after your death. You should refer to your retirement plan or adoption agreement or consult a tax advisor for more information about your distribution rules.

Annuity payouts under nonqualified annuities: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax.

Tax law requires that all nonqualified deferred annuities issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

Annuity payouts under qualified annuities (except Roth IRAs): Under a qualified annuity, the entire payout generally is includable as ordinary income and is subject to tax except to the extent that contributions were made with after-tax dollars. If you or your employer invested in your contract with deductible or pre-tax dollars as part of a qualified retirement plan, such amounts are not considered to be part of your investment in the contract and will be taxed when paid to you.

Purchase payment credits and credits under the Performance Credit Rider: These are considered earnings and are taxed accordingly.

Withdrawals: If you withdraw part or all of your contract before your annuity payouts begin, your withdrawal payment will be taxed to the extent that the value of your contract immediately before the withdrawal exceeds your investment. You also may have to pay a 10% IRS penalty for withdrawals you make before reaching age 59 1/2 unless certain exceptions apply. For qualified annuities, other penalties may apply if you withdraw your contract before your plan specifies that you can receive payouts.

Death benefits to beneficiaries: The death benefit under a contract (except a Roth IRA) is not tax-exempt. Any amount your beneficiary receives that represents previously deferred earnings within the contract is taxable as ordinary income to the beneficiary in the years he or she receives the payments. The death benefit under a Roth IRA generally is not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

Annuities owned by corporations, partnerships or trusts: For nonqualified annuities any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. This provision is effective for purchase payments made after Feb. 28, 1986. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.

Penalties: If you receive amounts from your contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received by you or your beneficiary:

o    because of your death;

o    because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary); or

o if it is allocable to an investment before Aug. 14, 1982 (except for qualified annuities).

For a qualified annuity, other penalties or exceptions may apply if you make withdrawals from your contract before your plan specifies that payouts can be made.

Withholding, generally: If you receive all or part of the contract value, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual tax return.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal), we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.

Some states also impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from any payment from which we deduct federal withholding. The withholding requirements may differ if we are making payment to a non-U.S. citizen or if we deliver the payment outside the United States.

Transfer of ownership of a nonqualified annuity: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer.

Collateral assignment of a nonqualified annuity: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal.

Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

Voting Rights

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o    the reserve held in each subaccount for your contract;

o    divided by the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

Substitution of Investments

We may substitute the funds in which the subaccounts invest if:

o    laws or regulations change,

o    existing funds become unavailable, or

o    in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute funds other than those currently listed in this prospectus for other funds.

We may also:

o    add new subaccounts;

o    combine any two or more subaccounts;

o    add subaccounts investing in additional funds;

o    transfer assets to and from the subaccounts or the variable account; and

o    eliminate or close any subaccounts.

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments. We will notify you of any substitution or change.

About the Service Providers

Principal Underwriter
American Express Financial Advisors Inc. (AEFA) serves as the principal underwriter for the contract. Its office are located at IDS Tower 10, Minneapolis, MN 55440. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company.

The contracts will be distributed by broker-dealers which have entered into distribution agreements with AEFA and American Enterprise Life.

We will pay commissions for sales of the contracts of up to 7% of purchase payments to insurance agencies or broker-dealers that are also insurance agencies. Sometimes we pay the commissions as a combination of a certain amount of the commission at the time of sale and a trail commission (which, when totaled, could exceed 7% of purchase payments). In addition, we may pay certain sellers additional compensation for selling and distribution activities under certain circumstances. From time to time, we will pay or permit other promotional incentives, in cash or credit or other compensation.

Issuer
American Enterprise Life issues the annuities. American Enterprise Life is a wholly-owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC. AEFC is a wholly-owned subsidiary of American Express Company. American Express Company is a financial services company principally engaged through subsidiaries (in addition to AEFC) in travel related services, investment services and international banking services.

American Enterprise Life is a stock life insurance company organized in 1981 under the laws of the state of Indiana. Its administrative offices are located at 80 South Eighth Street, Minneapolis, MN 55402. Its statutory address is 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. American Enterprise Life conducts a conventional life insurance business.

Legal Proceedings

A number of lawsuits have been filed against life and health insurers in jurisdictions in which American Enterprise Life and its affiliates do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents and other matters. IDS Life is a defendant in three class action lawsuits of this nature. American Enterprise Life is a named defendant in one of these suits, Richard W. and Elizabeth J. Thoresen vs. American Express Financial Corporation, American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York , which was commenced in Minnesota State Court in October, 1998. The action was brought by individuals who purchased an annuity in a qualified plan. The plaintiffs alleged that the sale of annuities in tax-deferred contributory retirement investment plans (e.g., IRAs) is never appropriate. The plaintiffs purported to represent a class consisting of all persons who made similar purchases. The plaintiffs sought damages in an unspecified amount.


American Enterprise Life is included as a party to a preliminary settlement of all three class action lawsuits. We believe this approach will put these cases behind us and provide a fair outcome for our clients. Our decision to settle does not include any admission of wrongdoing. We do not anticipate that this proposed settlement, or any other lawsuits in which American Enterprise Life is a defendant, will have a material adverse effect on our financial condition.

Additional Information About American Enterprise Life

Selected financial data
The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.

                                     Years ended Dec. 31, (thousands)
                                1999*        1998**        1998           1997          1996           1995           1994
Net investment income       $  243,525   $  258,163    $  340,219      $  332,268    $  271,719     $  223,706      $  162,201

Net loss on investments          4,897       (1,526)       (4,788)           (509)       (5,258)        (1,154)         (1,190)

Other                            5,898        5,890         7,662           6,329         5,753          4,214           2,753

Total revenues              $  254,320   $  262,527    $  343,093      $  338,088    $  272,214     $  226,766      $  163,764

Income before income taxes  $   43,229   $   28,865    $   36,421      $   44,958    $   35,735     $   33,440      $   30,212

Net income                  $   29,178   $   18,475    $   22,026      $   28,313    $   22,823     $   21,748      $   19,638

Total assets                $4,757,513   $5,033,598    $4,885,621      $4,973,413    $4,425,837     $3,570,960      $2,712,286

* Nine months ended Sept. 30, 1999.
** Nine months ended Sept. 30, 1999.


Management's discussion and analysis of financial condition and results of operations

Nine months ended September 30, 1999 Compared to the nine months ended September 30 1998:

Net income increased 58 percent to $29 million for the nine months ended September 30, 1999. A decrease in benefits and expenses, driven primarily by a decrease in interest credited on investment contracts and a decrease in amortization of deferred policy acquisition costs more than offset a decrease in revenues, driven primarily by a decrease in net investment income.

Total revenues decreased to $254 million for the nine months ended September 30, 1999, compared to $263 million for the same period in 1998. The decrease is primarily due to a decrease in net investment income resulting from a decrease in average invested assets.

Net realized gains (losses) on investments were $4.9 million for the nine months ended September 1999, compared to $(1.5) million for the same period in 1998. The Company incurs realized losses when investments are sold at a loss and when a decline in fair value of a fixed maturity investment is determined to be other than temporary and it is written down to fair value.

Total benefits and expenses decreased 9.7 percent to $211 million for the nine months ended September 30, 1999 compared to $234 million for the same period in 1998. The largest component of expenses, interest credited on investment contracts, decreased to $157 million for the period, reflecting a decrease in annuities in force. Amortization of deferred policy acquisition costs decreased to $31 million for the nine months ended September 30, 1999 compared to $43 million for the same period in 1998. This decrease was primarily due to accelerating amortization in 1998 to reflect actual lapse experience on certain fixed annuities as well as lower deferred policy acquisition cost balances.

1998 Compared to 1997:
Net income decreased 22 percent to $22 million in 1998, compared to $28 million in 1997. An increase in revenues, resulting primarily from an increase in net investment income was more than offset by an increase in benefits and expenses, resulting primarily from an increase in amortization of deferred policy acquisition costs.

Total revenues increased to $343 million in 1998, compared with $338 million in 1997. The increase is primarily due to increases in net investment income and contractholder charges, partially offset by an increase in net realized loss on investments. Net investment income, the largest component of revenues, increased primarily as a result of an increase in investment yields.

Contractholder charges, which consist primarily of charges on annuity contracts, increased 12 percent to $6.4 million in 1998, compared with $5.7 million in 1997. This increase is primarily the result of an increase in surrender charges.

Net realized loss on investments increased to $4.8 million in 1998, compared to $0.5 million in 1997. The Company incurs realized losses when investments are sold at a loss and when a decline in the fair value of a fixed maturity investment is determined to be other than temporary and it is written down to fair value.

Total benefits and expenses increased 4.6 percent to $307 million in 1998. The largest component of expenses, interest credited on investment contracts, decreased to $229 million, reflecting a decrease in annuities in force and lower interest rates. Amortization of deferred policy acquisition costs increased to $54 million, compared to $37 million in 1997. This increase was due primarily to accelerating amortization to reflect actual lapse experience on certain fixed annuities.

1997 Compared to 1996:
Net income increased 24 percent to $28 million in 1997, compared to $23 million in 1996. This growth resulted primarily from an increase in net investment income, partially offset by an increase in interest credited on investment contracts.

Total revenues increased to $338 million in 1997, compared with $272 million in 1996. The increase is primarily due to an increase in net investment and a decrease in net realized loss on investments. Net investment income, the largest component of revenues, increased primarily as a result of an increase in investments owned and a slight increase investment yields.

Contractholder charges, which consist primarily of charges on annuity contracts, increased 3.6 percent to $5.7 million in 1997, compared with $5.5 million in 1996. This increase is primarily the result of an increase in surrender charges.

Net realized loss on investments decreased to $0.5 million in 1997, compared to $5.3 million in 1996. The Company incurs realized losses when investments are sold at a loss and when a decline in the fair value of a fixed maturity investment is determined to be other than temporary and it is written down to fair value.

Total benefits and expenses increased to $293 million in 1997. The largest component of expenses, interest credited on investment contracts, increased 21 percent to 231 million compared to $192 million in 1996. Amortization of deferred policy acquisition costs increased to $37 million compared to $31 million in 1996. These increases were due primarily to increased aggregate amounts in force.

Risk Management
The sensitivity analysis discussed below estimates the effects of hypothetical sudden and sustained change in the applicable market conditions on the ensuing year's earnings based on year-end positions. The market change, assumed to occur as of year-end, is a 100 basis point increase in market interest rates. Computations of the prospective effect of the hypothetical interest rate change is based on numerous assumptions, including relative levels of market interest rates, as well as the levels of assets and liabilities. The hypothetical change and assumptions will be different from what actually occurs in the future. Furthermore, the computations do not anticipate actions that may be taken by management if the hypothetical market change actually occurred over time. As a result, actual earnings effects in the future will differ from those quantified below.

The Company primarily invests in fixed income securities over a broad range of maturities for the purpose of providing fixed annuity clients with a competitive rate of return on their investments while minimizing risk, and to provide a dependable and targeted spread between the interest rate earned on investments and the interest rate credited to contractholders' accounts. The Company does not invest in securities to generate trading profits.

The Company has an investment committee that holds regularly scheduled meetings and, when necessary, special meetings. At these meetings, the committee reviews models projecting different interest rate scenarios and their impact on profitability. The objective of the committee is to structure the investment security portfolio based upon the type and behavior of products in the liability portfolio so as to achieve targeted levels of profitability.

Rates credited to contractholders' accounts are generally reset at shorter intervals than the maturity of underlying investments. Therefore, margins may be negatively impacted by increases in the general level of interest rates. Part of the committee's strategy includes the purchase of some types of derivatives, such as interest rate caps, swaps and floors, for hedging purposes. These derivatives protect margins by increasing investment returns if there is a sudden and severe rise in interest rates, thereby mitigating the impact of an increase in rates credited to contractholders' accounts.

The negative effect on the Company's pretax earnings of a 100 basis point increase in interest rates, which assumes repricings and customer behavior based on the application of proprietary models to the book of business at December 31, 1998, would be appoximately $3 million.

Liquidity and Capital Resources

The liquidity requirements of the Company are met by funds provided by premiums, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investment principal.

The primary uses of funds are policy benefits, commissions and operating expenses and investment purchases.

The Company has an available line of credit with American Express Financial Corporation aggregating $50 million. The line of credit is used strictly as short-term sources of funds. No borrowings were outstanding under the agreement at December 31, 1998. At December 31, 1998, outstanding reverse repurchase agreements totaled $51 million.

At December 31, 1998, investments in fixed maturities comprised 82 percent of the Company's total invested assets. Of the fixed maturity portfolio, approximately 32 percent is invested in GNMA, FNMA and FHLMC mortgage-backed securities which are considered AAA/Aaa quality.

At December 31, 1998, approximately 14 percent of the Company's investments in fixed maturities were below investment grade bonds. These investments may be subject to a higher degree of risk than the investment grade issues because of the borrower's generally greater sensitivity to adverse economic conditions, such as recession or increasing interest rates, and in certain instances, the lack of an active secondary market. Expected returns on below investment grade bonds reflect consideration of such factors. The Company has identified those fixed maturities for which a decline in fair value is determined to be other than temporary, and has written them down to fair value with a charge to earnings.

At December 31, 1998, net unrealized appreciation on fixed maturities held to maturity included $52 million of gross unrealized appreciation and $7 million of gross unrealized depreciation. Net unrealized appreciation on fixed maturities available for sale included $102 million of gross unrealized appreciation and $34 million of gross unrealized depreciation.

At December 31, 1998, the Company had an allowance for losses on mortgage loans totaling $8.5 million.

The National Association of Insurance Commissioners has established risk-based capital standards to determine the capital requirements of a life insurance company based upon the risks inherent in its operations. These standards require the computation of a risk-based capital amount which is then compared to a company's actual total adjusted capital. The computation involves applying factors to various statutory financial data to address four primary risks: asset default, adverse insurance experience, interest rate risk and external events. These standards provide for regulatory attention when the percentage of total adjusted capital to authorized control level risk-based capital is below certain levels. As of December 31, 1998, the Company's total adjusted capital was well in excess of the levels requiring regulatory attention.

Year 2000

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of American Enterprise Life and the variable account. All of the major systems used by American Enterprise Life and the variable account are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. American Enterprise Life and the variable account's businesses are heavily dependent upon AEFC's computer systems and have significant interaction with systems of third parties.

A comprehensive review of AEFC's computer systems and business processes, including those specific to American Enterprise Life and the variable account, was conducted to identify the major systems that could be affected by the Year 2000 issue. Steps were taken to resolve potential problems including modification to existing software and the purchase of new software. As of Dec. 31, 1999, AEFC had completed its program of corrective measures on its internal systems and applications, including Year 2000 compliance testing. As of Dec. 31, 1999, AEFC had also completed an evaluation of the Year 2000 readiness of other third parties whose system failures could have an impact on American Enterprise Life's and the variable account's operations.

AEFC's Year 2000 project also included establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. At Dec. 31, 1999, these plans had been amended to include specific Year 2000 considerations.

In assessing its Year 2000 initiatives and the results of actual production since Jan. 1, 2000, management believes no material adverse consequences were experienced, and there was no material effect on American Enterprise Life's and the variable account's business, results of operations, or financial condition as a result of the Year 2000 issue.

Reserves
In accordance with the insurance laws and regulations under which we operate, we are obligated to carry on our books, as liabilities, actuarially determined reserves to meet our obligations on our outstanding annuity contracts. We base our reserves for deferred annuity contracts on accumulation value and for fixed annuity contracts in a benefit status on established industry mortality tables. These reserves are computed amounts that will be sufficient to meet our policy obligations at their maturities.

Investments
Of our total investments of $4,503,960,000 at Dec. 31, 1998, 28% was invested in mortgage-backed securities, 53% in corporate and other bonds, 18% in primary mortgage loans on real estate and the remaining 1% in other investments.

Competition
We are engaged in a business that is highly competitive due to the large number of stock and mutual life insurance companies and other entities marketing insurance products. There are over 1,600 stock, mutual and other types of insurers in the life insurance business. Best's Insurance Reports, Life-Health edition 1998, assigned us one of its highest classifications, A+ (Superior).

Employees
As of Dec. 31, 1998, we had no employees.

Properties
We occupy office space in Minneapolis, MN, which is rented by AEFC. We reimburse AEFC for rent based on direct and indirect allocation methods. Facilities occupied by us are believed to be adequate for the purposes for which they are used and well maintained.

State Regulation
American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. The Company's books and accounts are subject to review by the Indiana Department of Insurance at all times. Such regulation does not, however, involve any supervision of the account's management or the company's investment practices or policies. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. A full examination of American Enterprise Life's operations is conducted periodically by the National Association of Insurance Commissioners. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

Directors and Executive Officers*

The directors and principal executive officers of American Enterprise Life and the principal occupation of each during the last five years is as follows:

Directors

James E. Choat
Born in 1947

Director, president and chief executive officer since 1996; Senior vice president - Institutional Products Group, AEFA, 1994 to 1997.

Richard W. Kling
Born 1940

Director and chairman of the board since March 1989.

Paul S. Mannweiler**
Born in 1949

Director since 1986; Partner at Locke Reynolds Boyd & Weisell since 1980.

Paula R. Meyer
Born in 1954

Director and executive vice president since 1998; vice president, AEFC since 1998; Piper Capital Management (PCM) President from Oct. 1997 to May 1998; PCM Director of Marketing from June 1995 to Oct.
1997; PCM Director of Retail Marketing from Dec. 1993 to June 1995.

William A. Stoltzmann
Born in 1948

Director since Sept. 1989; vice president, general counsel and secretary since 1985.

Officers other than directors

Jeffrey S. Horton
Born 1961

Vice president and treasurer since Dec. 1997; vice president and corporate treasurer, AEFC, since Dec. 1997; controller, American Express Technologies - Financial Services, AEFC, from July 1997 to Dec. 1997; controller, Risk Management Products, AEFC, from May 1994 to July 1997; director of finance and analysis, Corporate Treasury, AEFC, from June 1990 to May 1994.

Philip C. Wentzel
Born in 1961

Vice president and controller since 1998; vice president - Finance, Risk Management Products, AEFC since 1997; and director of financial reporting and analysis from 1992 to 1997.

*The address for all of the directors and principal officers is: IDS Tower 10, Minneapolis, MN 55440-0010 except for Mr. Mannweiler who is an independent director.

**Mr. Mannweiler's address is: 201 No. Illinois Street, Indianapolis, IN 46204

Executive compensation
Our executive officers also may serve one or more affiliated companies. The following table reflects cash compensation paid to the five most highly compensated executive officers as a group for services rendered in the most recent year to us and our affiliates. The table also shows the total cash compensation paid to all our executive officers, as a group, who were executive officers at any time during the most recent year.

Name of individual or
number in group                       Position held                             Cash compensation

Five most highly compensated                                                      $4,476,367
executive officers as a group:

Richard W. Kling                      Chairman of the Board
James E. Choat                        President and CEO
Stuart A. Sedlacek                    Executive Vice President
Lorraine R. Hart                      Vice President, Investments
Deborah L. Pederson                   Assistant Vice President, Investments

All executive officers as a group                                                 $7,925,328
(12)

Security ownership of management
Our directors and officers do not beneficially own any outstanding shares of stock of the company. All of our outstanding shares of stock are beneficially owned by IDS Life. The percentage of shares of IDS Life owned by any director, and by all our directors and officers as a group, does not exceed 1% of the class outstanding.

Experts

Ernst & Young LLP, independent auditors, have audited the financial statements of American Enterprise Life Insurance Company at Dec. 31, 1998 and 1997, and for each of the three years in the period ended Dec. 31, 1998, as set forth in their report. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

American Enterprise Life Financial Information

                                AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                                              BALANCE SHEET
                                            September 30, 1999
                                               (unaudited)

                                   ($ thousands, except share amounts)
ASSETS
Investments:
  Fixed maturities:
        Held to maturity, at amortized cost (fair value:
           1999, $1,023,281)                                                            $1,027,976
        Available for sale, at fair value (amortized cost:
           1999, $2,549,548)                                                             2,480,649
                                                                                       -----------
                                                                                         3,508,625

  Mortgage loans on real estate                                                            794,117
  Other investments                                                                          9,148
          Total investments                                                              4,311,890

Accounts receivable                                                                            914
Accrued investment income                                                                   57,967
Deferred policy acquisition costs                                                          186,723
Deferred income taxes                                                                       25,420
Other assets                                                                                    32
Separate account assets                                                                    174,567
                                                                                      ------------

          Total assets                                                                  $4,757,513

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
  Future policy benefits for fixed annuities                                            $4,049,397
  Policy claims and other policyholders' funds                                               8,304
  Amounts due to brokers                                                                    76,928
  Other liabilities                                                                         22,069
  Separate account liabilities                                                             174,567
                                                                                       -----------
          Total liabilities                                                              4,331,265

Stockholder's equity:
  Capital stock, $100 par value per share;
    100,000 shares authorized,
    20,000 shares issued and outstanding                                                     2,000
  Additional paid-in capital                                                               282,872
  Accumulated other comprehensive income:
     Net unrealized securities (losses) gains                                              (44,784)
  Retained earnings                                                                        186,160
          Total stockholder's equity                                                       426,248

Total liabilities and stockholder's equity                                              $4,757,513

                                         See accompanying notes.

                                AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                                           STATEMENTS OF INCOME
                                     Nine months ended September 30,
                                               (unaudited)
                                              ($ thousands)

                                                                       1999              1998
                                                                 ---   ------      ---   ----

Revenues:
  Net investment income                                               $243,525          $258,163
  Contractholder charges                                                 4,317             5,018
  Mortality and expense risk fees                                        1,581               872
  Net realized gain (loss) on investments                                4,897            (1,526)
                                                                    ----------        ----------

          Total revenues                                               254,320           262,527
                                                                     ---------          --------

Benefits and expenses:
  Interest credited on investment contracts                            157,155           173,709
  Amortization of deferred policy acquisition costs                     30,637            43,051
  Other operating expenses                                              23,299            16,902
                                                                    ----------       -----------

          Total benefits and expenses                                  211,091           233,662
                                                                     ---------          --------

Income before income taxes                                              43,229            28,865

Income taxes                                                            14,051            10,390
                                                                    ----------      ------------

Net income                                                           $  29,178          $ 18,475
                                                                     =========         =========

                                         See accompanying notes.

                                AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                                         STATEMENTS OF CASH FLOWS
                                     Nine months ended September 30,
                                               (unaudited)
                                              ($ thousands)

                                                                                1999              1998
                                                                          -   --------      -   ------
Cash flows from operating activities:
  Net income                                                                 $   29,178           $18,475
  Adjustments to reconcile net income to net cash
    provided by (used in) operating activities:
      Change in accrued investment income                                         3,773            (1,802)
      Change in accounts receivable                                                 (82)               44
      Change in deferred policy acquisition costs, net                            9,756            23,054
      Change in other assets                                                         10                84
      Change in policy claims and other policyholders' funds                        915            (3,220)
      Deferred income tax benefit                                                  (448)          (10,539)
      Change in other liabilities                                                (2,430)            8,960
      Amortization of premium                                                     1,394               158
      Net realized gain on investments                                           (4,897)            1,526
      Other, net                                                                  (1,772)            (302)
                                                                          ---------------       ----------

         Net cash provided by operating activities                               35,397            36,438

Cash flows from investing activities: Fixed maturities held to maturity:
        Maturities                                                               47,277            61,786
        Sales                                                                     5,681            30,468
    Fixed maturities available for sale:
        Purchases                                                              (589,946)         (298,885)
        Maturities                                                              216,467           239,612
        Sales                                                                   359,677            43,579
    Other investments:
        Purchases                                                               (20,766)         (145,374)
        Sales                                                                    41,705            53,043
    Change in amounts due from brokers                                             (619)               --
    Change in amounts due to brokers                                             22,581            94,129
                                                                             ----------          --------

          Net cash provided by investing activities                              82,057            78,358

Cash flows from financing activities: Activity related to investment contracts:
    Considerations received                                                     244,670           237,037
    Surrenders and other benefits                                              (519,255)         (525,542)
    Interest credited to account balances                                       157,131           173,709
                                                                             ----------        ----------

          Net cash used in financing activities                                (117,454)         (114,796)
                                                                            ------------      ------------

Net increase (decrease) in cash and cash equivalents                                 --                --

Cash and cash equivalents at beginning of period                                      --                --
                                                                          --------------    --------------

Cash and cash equivalents at end of year                                   $          --     $          --
                                                                          ==============    ==============

                                         See accompanying notes.

                                AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                                      NOTES TO FINANCIAL STATEMENTS
                                               (unaudited)

1.       General

In the opinion of the management of American Enterprise Life Insurance Company (the Company), the accompanying unaudited financial statements contain all adjustments (consisting of normal recurring adjustments) necessary to present fairly its balance sheet as of September 30, 1999 and the related statements of income and cash flows for the nine month periods ended September 30, 1999 and 1998.

2.       New Accounting Pronouncement

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 133 (FAS 133), Accounting for Derivative Instruments and Hedging Activities. In July 1999, The FASB issued FAS 137, which defers the effective date for implementation of FAS 133 by one year, making FAS 133 effective no later than January 1, 2001 for the Company's financial statements. FAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets of liabilities in the balance sheet and measure those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the resulting designation. Earlier application of all of the provisions of FAS 133 is encouraged, but is permitted only as of the beginning of any fiscal quarter that begins after issuance of FAS 133. This Statement cannot be applied retroactively. The Company has not yet determined when it will implement FAS
133. The ultimate financial impact of the new rule will be measured based on the derivatives in place at adoption and cannot be estimated at this time.

Report of Independent Auditors

The Board of Directors
American Enterprise Life Insurance Company

We have audited the accompanying balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 1998 and 1997, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Enterprise Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.



Ernst & Young LLP
February 4, 1999
Minneapolis, Minnesota

                                AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                                              BALANCE SHEETS
                                               December 31,
                                   ($ thousands, except share amounts)

ASSETS                                                                                  1998              1997
------                                                                             - -----------    -  -------

Investments:
  Fixed maturities:
        Held to maturity, at amortized cost (fair value:
           1998, $1,126,732 ; 1997, $1,223,108)                                         $1,081,193       $1,186,682
        Available for sale, at fair value (amortized cost:
           1998, $2,526,712; 1997, $2,609,621)                                           2,594,858        2,685,799
                                                                                       -----------      -----------
                                                                                         3,676,051        3,872,481

  Mortgage loans on real estate                                                            815,806          738,052
  Other investments                                                                         12,103           16,024
                                                                                     -------------    -------------
          Total investments                                                              4,503,960        4,626,557

Accounts receivable                                                                            214              563
Accrued investment income                                                                   61,740           59,588
Deferred policy acquisition costs                                                          196,479          224,501
Other assets                                                                                    43              117
Separate account assets                                                                    123,185           62,087
                                                                                      ------------    -------------

          Total assets                                                                  $4,885,621       $4,973,413
                                                                                        ==========       ==========

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
  Future policy benefits for fixed annuities                                            $4,166,852       $4,343,213
  Policy claims and other policyholders' funds                                               7,389           11,328
  Deferred income taxes                                                                     23,199           35,601
  Amounts due to brokers                                                                    54,347           34,935
  Other liabilities                                                                         24,500           16,905
  Separate account liabilities                                                             123,185           62,087
                                                                                       -----------     ------------
          Total liabilities                                                              4,399,472        4,504,069

Stockholder's equity:
  Capital stock, $100 par value per share;
    100,000 shares authorized,
    20,000 shares issued and outstanding                                                     2,000            2,000
  Additional paid-in capital                                                               282,872          282,872
  Accumulated other comprehensive income:
     Net unrealized securities gains                                                        44,295           49,516
  Retained earnings                                                                        156,982          134,956
                                                                                      ------------     ------------
          Total stockholder's equity                                                       486,149          469,344
                                                                                      ------------     ------------

Total liabilities and stockholder's equity                                              $4,885,621       $4,973,413
                                                                                        ==========       ==========

                                         See accompanying notes.

                                AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                                           STATEMENTS OF INCOME
                                         Years ended December 31,
                                              ($ thousands)

                                                                       1998              1997             1996
                                                                 ---   ------      ---   ------     ---   ----

Revenues:
  Net investment income                                               $340,219          $332,268         $271,719
  Contractholder charges                                                 6,387             5,688            5,450
  Mortality and expense risk fees                                        1,275               641              303
  Net realized loss on investments                                      (4,788)             (509)          (5,258)
                                                                    ----------        ----------      -----------

          Total revenues                                               343,093           338,088          272,214
                                                                     ---------         ---------       ----------

Benefits and expenses:
  Interest credited on investment contracts                            228,533           231,437          191,672
  Amortization of deferred policy acquisition costs                     53,663            36,803           30,674
  Other operating expenses                                              24,476            24,890           14,133
                                                                    ----------        ----------         --------

          Total benefits and expenses                                  306,672           293,130          236,479
                                                                     ---------         ---------          -------

Income before income taxes                                              36,421            44,958           35,735

Income taxes                                                            14,395            16,645           12,912
                                                                    ----------        ----------        ---------

Net income                                                           $  22,026         $  28,313         $ 22,823
                                                                     =========         =========         ========

                                         See accompanying notes.

                                AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                                    STATEMENTS OF STOCKHOLDER'S EQUITY
                                   Three years ended December 31, 1998
                                              ($ thousands)

                                                                                               Accumulated Other
                                                                                                 Comprehensive
                                                         Total                    Additional
                                                     Stockholder's    Capital      Paid-In          Income,         Retained
                                                         Equity      Stock         Capital     Net of Tax         Earnings
Balance, December 31, 1995                               $296,816       $2,000       $177,872        $ 33,124         $83,820
Comprehensive income:
     Net income                                            22,823           --             --              --          22,823
      Unrealized holding losses arising
           during the year, net of  taxes of
        $12,282                                           (22,810)          --             --         (22,810)             --
      Reclassification adjustment for losses
           included in net income, net of tax
           of $(1,093)                                      2,029           --             --           2,029              --
                                                                                               -------------------
                                                    -----------------
     Other comprehensive loss                             (20,781)          --             --         (20,781)             --
                                                    -----------------
     Comprehensive income                                   2,042
Capital contribution from parent                           65,000           --         65,000              --              --
                                                    ---------------------------------------------------------------------------

Balance, December 31, 1996                                363,858        2,000        242,872          12,343         106,643
Comprehensive income:
     Net income                                            28,313           --             --              --          28,313
     Unrealized holding gains arising
          during the year, net of taxes of
       $(19,891)                                           36,940           --             --          36,940              --
       Reclassification adjustment for losses
           included in net income, net of tax
           of $(126)                                          233           --             --             233              --
                                                                                               -------------------
                                                    -----------------
     Other comprehensive income                            37,173           --             --          37,173              --
                                                    -----------------
     Comprehensive income                                  65,486
Capital contribution from parent                           40,000                      40,000
                                                    ---------------------------------------------------------------------------

Balance, December 31, 1997                                469,344        2,000        282,872          49,516         134,956
Comprehensive income:
     Net income                                            22,026           --             --              --          22,026
     Unrealized holding losses arising
         during the year, net of taxes of $3,400           (6,314)          --             --          (6,314)             --
     Reclassification adjustment for losses
          included in net income, net of tax                1,093
          of $(588)                                                         --             --           1,093              --
                                                    -----------------                          -------------------
                                                                                               -------------------
     Other comprehensive loss                              (5,221)          --             --          (5,221)             --
                                                    -----------------
                                                    -----------------
     Comprehensive income                                  16,805
                                                    ---------------------------------------------------------------------------

Balance, December 31, 1998                               $486,149       $2,000       $282,872         $44,295        $156,982
                                                    ===========================================================================

                                         See accompanying notes.

                                AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                                         STATEMENTS OF CASH FLOWS
                                         Years ended December 31,
                                              ($ thousands)

                                                                                1998              1997             1996__
                                                                          -   --------      -   --------         --------
Cash flows from operating activities:
  Net income                                                                 $   22,026        $   28,313        $   22,823
  Adjustments to reconcile net income to net cash
    provided by (used in) operating activities:
      Change in accrued investment income                                        (2,152)           (8,017)           (9,692)
      Change in accounts receivable                                                 349             9,304                --
      Change in deferred policy acquisition costs, net                           28,022           (21,276)          (32,651)
      Change in other assets                                                         74             4,840           (10,007)
      Change in policy claims and other policyholders' funds                     (3,939)          (16,099)           15,786
      Deferred income tax (benefit) provision                                    (9,591)           (2,485)            5,084
      Change in other liabilities                                                 7,595             1,255             8,621
      Amortization of premium (accretion of discount), net                          122            (2,316)           (2,091)
      Net realized loss on investments                                            4,788               509             5,258
      Other, net                                                                  2,544               959              (129)
                                                                          -------------         ---------         ----------

         Net cash provided by (used in) operating activities                     49,838            (5,013)            3,002

Cash flows from investing activities: Fixed maturities held to maturity:
        Purchases                                                                    --            (1,996)          (16,967)
        Maturities                                                               73,601            41,221            26,190
        Sales                                                                    31,117            30,601            27,944
    Fixed maturities available for sale:
        Purchases                                                              (298,885)         (688,050)         (921,914)
        Maturities                                                              335,357           231,419           212,212
        Sales                                                                    48,492            73,366            47,542
    Other investments:
        Purchases                                                              (161,252)         (199,593)         (212,182)
        Sales                                                                    78,681            29,139            19,850
    Change in amounts due to brokers                                             19,412           (53,796)           88,568
                                                                             ----------        -----------       ----------

          Net cash provided by (used in) investing activities                   126,523          (537,689)         (728,757)

Cash flows from financing activities: Activity related to investment contracts:
    Considerations received                                                     302,158           783,339           846,378
    Surrenders and other benefits                                              (707,052)         (552,903)         (312,362)
    Interest credited to account balances                                       228,533           231,437           191,672
  Change in securities sold under repurchase agreements                              --                --           (67,000)
  Capital contribution from parent                                                     --          40,000            65,000
                                                                          ---------------      ----------         ---------

          Net cash (used in) provided by financing activities                  (176,361)          501,873           723,688
                                                                             -----------        ---------          --------

Net decrease in cash and cash equivalents                                            --           (40,829)           (2,067)

Cash and cash equivalents at beginning of year                                         --          40,829            42,896
                                                                          ---------------      ----------         ---------

Cash and cash equivalents at end of year                                  $          --     $          --        $   40,829
                                                                          ==============    ==============       ==========
                                         See accompanying notes.

1.   Summary of significant accounting policies

     Nature of business

     American Enterprise Life Insurance Company (the Company) is a stock life insurance company that is domiciled in Indiana and is licensed to transact insurance business in 48 states. The Company's principal product is deferred annuities, which are issued primarily to individuals. It offers single premium and annual premium deferred annuities on both a fixed and variable dollar basis.
     Immediate annuities are offered as well.

     Basis of presentation

     The Company is a wholly owned subsidiary of IDS Life Insurance Company (IDS
     Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly owned subsidiary of American Express Company. The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance (see Note 4).

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Investments

     Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of accumulated other comprehensive income, net of deferred income taxes.

     Realized investment gain or loss is determined on an identified cost basis.

     Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

     Mortgage loans on real estate are carried at amortized cost less an allowance for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in an allowance for mortgage loan losses. The allowance for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the allowance account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the allowance for mortgage loan losses.

     The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

     The cost of interest rate caps and floors is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps and floors is included in other investments.

     When evidence  indicates a decline,  which is other than temporary,  in the
     underlying  value  or  earning  power  of  individual   investments,   such
     investments are written down to the fair value by a charge to income.

     Statements of cash flows

     The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

     Supplementary information to the statements of cash flows for the years ended December 31, is summarized as follows:

                                           1998              1997        1996
                                           ----              -----       ----
    Cash paid during the year for:
      Income taxes                       $19,035          $19,456      $10,317
      Interest on borrowings               5,437            1,832          998

     Contractholder charges

     Contractholder   charges  include  surrender  charges  and  fees  collected regarding the issue and administration of annuity contracts.

1.       Summary of significant accounting policies (continued)

     Deferred policy acquisition costs

     The costs of acquiring new business, principally sales compensation, policy issue costs, and certain sales expenses, have been deferred on annuity contracts. These costs are amortized using primarily the interest method.

     Liabilities for future policy benefits

     Liabilities for deferred annuities are accumulation values. Liabilities for fixed annuities in a benefit status are based on the established industry mortality tables with various interest rates ranging from 5.5 percent to
     8.75 percent, depending on year of issue.

     Federal income taxes

The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

     Included in other liabilities at December 31, 1998 and 1997 are $3,504 payable to and $1,289, receivable from, respectively, IDS Life for federal income taxes.

     Separate account business

     The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity contract owners. The Company receives mortality and expense risk fees from the variable annuity separate accounts.

     The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

Accounting Changes

Effective January 1, 1998, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income." SFAS No. 130 requires the reporting and display of comprehensive income and its components. Comprehensive income is defined as the aggregate change in stockholder's equity excluding changes in ownership interests. For the Company, it is net income and the unrealized gains or losses on available-for-sale securities net of taxes and reclassification adjustment.

     In March 1998, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 98-1, "Accounting for Costs of Computer Software Developed or obtained for Internal Use." The SOP, which is effective January 1, 1999, requires the capitalization of certain costs incurred after the date of adoption to develop or obtain software for internal use. Software utilized by the Company is owned by AEFC and will be capitalized on AEFC's financial statements. As a result, the new rule will not have a material impact on the Company's results of operations or financial condition.

In December 1997, the AICPA issued SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments", providing guidance for the timing of recognition of liabilities related to guaranty fund assessments. The Company will adopt the SOP on January 1, 1999. The Company has historically carried a balance in other liabilities on the balance sheet for potential guaranty fund assessment exposure. Adoption of the SOP will not have a material impact on the Company's results of operations or financial condition

In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which is effective January 1, 2000. This Statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the resulting designation. Earlier application of all of the provisions of this Statement is encouraged, but it is permitted only as of the beginning of any fiscal quarter that begins after issuance of the Statement. This Statement cannot be applied retroactively. The ultimate financial impact of the new rule will be measured based on the derivatives in place at adoption and cannot be estimated at this time.

     Reclassification

Certain 1997 and 1996 amounts have been reclassified to conform to the 1998 presentation.

2.   Investments

     Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

     The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1998 are as follows:

                                                                       Gross            Gross
                                                    Amortized       Unrealized       Unrealized          Fair
    Held to maturity                                  Cost              Gains          Losses            Value
    ----------------                             --------------   ----  -------        ------       ---- -----
    U.S. Government agency obligations            $       8,652     $      423      $        --      $      9,075
    State and municipal obligations                       3,003            149               --             3,152
    Corporate bonds and obligations                     877,140         48,822            6,670           919,292
    Mortgage-backed securities                          192,398          2,844               29           195,213
                                                   ------------     ----------       ----------       -----------
                                                     $1,081,193       $ 52,238          $ 6,699        $1,126,732
                                                     ==========       ========          =======        ==========

    Available for sale
    U.S. Government agency obligations            $       2,062    $       116      $        --      $      2,178
    Corporate bonds and obligations                   1,472,814         69,990           34,103         1,508,701
    Mortgage-backed securities                        1,051,836         32,232               89         1,083,979
                                                    -----------     ----------      -----------         ---------
                                                     $2,526,712       $102,338          $34,192        $2,594,858
                                                     ==========       ========          =======        ==========

     The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1997 are as follows:

                                                                       Gross            Gross
                                                    Amortized       Unrealized       Unrealized          Fair
    Held to maturity                                  Cost              Gains           Losses           Value
    ----------------                             --------------   ----  -------    --   ------      ---- -----
    U.S. Government agency obligations            $      11,120     $      710      $        --     $      11,830
    State and municipal obligations                       3,003            173               --             3,176
    Corporate bonds and obligations                     970,498         38,176            2,763          1005,911
    Mortgage-backed securities                          202,061          1,497            1,367           202,191
                                                   --------------   ----------         --------      ------------
                                                     $1,186,682       $ 40,556          $ 4,130        $1,223,108
                                                     ==========       ========          =======        ==========

    Available for sale
    U.S. Government agency obligations            $       2,077     $       13       $       --      $      2,090
    Corporate bonds and obligations                   1,273,217         52,207            8,020         1,317,404
    Mortgage-backed securities                        1,334,327         33,017            1,039         1,366,305
                                                    -----------       --------          -------         ---------
                                                     $2,609,621        $85,237           $9,059        $2,685,799
                                                     ==========        =======           ======        ==========


     The amortized cost and fair value of investments in fixed maturities at December 31, 1998 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                Amortized             Fair
    Held to maturity                               Cost              Value

    Due in one year or less                  $     33,208      $     33,499
    Due from one to five years                    215,010           227,139
    Due from five to ten years                    539,917           562,708
    Due in more than ten years                    100,660           108,173
    Mortgage-backed securities                    192,398           195,213
                                             ------------      ------------
                                               $1,081,193        $1,126,732

                                                Amortized             Fair
    Available for sale                             Cost              Value

    Due in one year or less                $          350    $          358
    Due from one to five years                     96,412           101,441
    Due from five to ten years                    981,556         1,021,961
    Due in more than ten years                    396,558           387,119
    Mortgage-backed securities                  1,051,836         1,083,979
                                                ---------         ---------
                                               $2,526,712        $2,594,858

     During the years ended December 31, 1998, 1997 and 1996, fixed maturities classified as held to maturity were sold with amortized cost of $31,117, $29,561 and $27,969, respectively. Net gains and losses on these sales were not significant. The sales of these fixed maturities were due to significant deterioration in the issuers' creditworthiness.

     In addition, fixed maturities available for sale were sold during 1998 with proceeds of $48,492 and gross realized gains and losses of $2,835 and $4,516, respectively. Fixed maturities available for sale were sold during 1997 with proceeds of $73,366 and gross realized gains and losses of $1,081 and $1,440, respectively.Fixed maturities available for sale were sold during 1996 with proceeds of $47,542 and gross realized gains and losses of $17 and $3,139, respectively.

     At December 31, 1998, bonds carried at $3,292 were on deposit with various states as required by law.

     At December 31, 1998, investments in fixed maturities comprised 82 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $480 million which are rated by AEFC internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

           Rating                                   1998             1997
    ----------------------                   --   --------     --  ------
    Aaa/AAA                                     $1,242,301        $1,531,588
    Aa/AA                                           45,526            34,167
    Aa/A                                            60,019            69,775
    A/A                                            422,725           421,733
    A/BBB                                          228,656           222,022
    Baa/BBB                                      1,030,874           954,962
    Baa/BB                                          79,687            84,053
    Below investment grade                         498,117           478,003
                                              ------------      ------------
                                                $3,607,905        $3,796,303

     At December 31, 1998, approximately 94 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than one percent of the Company's total investments in fixed maturities.

     At December 31, 1998, approximately 18 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                                               December 31, 1998                        December 31, 1997
                                            -----------------------                  ---------------------
                                          On Balance         Commitments         On Balance         Commitments
    Region                                   Sheet           to Purchase           Sheet            to Purchase
    ----------------------------------
    ----------------------------------
    South Atlantic                          $198,552            $    651          $186,714            $   9,199
    Middle Atlantic                          129,284                 520           128,239               10,167
    East North Central                       134,165               2,211           125,018                6,294
    Mountain                                 113,581                  --            94,061               11,620
    West North Central                       119,380               9,626            96,701               11,135
    New England                               46,103                  --            50,932                   --
    Pacific                                   43,706                  --            33,052                   --
    West South Central                        32,086                  --            19,573                   --
    East South Central                         7,449                  --             7,480                   --
                                           ---------        ------------         ---------         ------------
                                             824,306              13,008           741,770               48,415
    Less allowance for losses                  8,500                  --             3,718                   --
                                          ----------        ------------        ----------         ------------
                                            $815,806             $13,008          $738,052              $48,415
                                            ========             =======          ========              =======


                                               December 31, 1998                       December 31, 1997
                                              -------------------                     -------------------
                                          On Balance         Commitments         On Balance         Commitments
              Property type                  Sheet            to Purchase          Sheet            to Purchase
    ----------------------------------
    ----------------------------------
    Department/retail stores                $253,380          $     781           $242,307          $    9,683
    Apartments                               186,030              2,211            189,752              10,167
    Office buildings                         206,285              9,496            169,177               7,262
    Industrial buildings                      82,857                520             60,195              17,430
    Hotels/Motels                             45,552                 --             33,508                  --
    Medical buildings                         33,103                 --             30,103               3,873
    Nursing/retirement homes                   6,731                 --              9,552                  --
    Mixed Use                                 10,368                 --              7,176                  --
                                          ----------       ------------          ---------        ------------
                                             824,306             13,008            741,770              48,415
    Less allowance for losses                  8,500                 --              3,718                  --
                                         -----------        -----------         ----------         -----------
                                            $815,806            $13,008           $738,052             $48,415
                                            ========            =======           ========             =======

     Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

     At December 31, 1998, the Company's recorded investment in impaired loans was $1,932 with an allowance of $500. At December 31, 1997, the Company's recorded investment in impaired loans was $4,443 with an allowance of $718. During 1998 and 1997, the average recorded investment in impaired loans was $2,736 and $6,473, respectively.

     The Company recognized $251, $nil and $nil of interest income related to impaired loans for the years ended December 31, 1998, 1997 and 1996, respectively.

The following table presents changes in the allowance for investment losses related to all loans:

                                             1998             1997        1996
                                             ----             ----        ----
    Balance, January 1                       $3,718           $2,370   $    --
    Provision for investment losses           4,782            1,805     2,370
    Loan payoffs                                 --             (457)       --
                                         ----------          -------    --------
    Balance, December 31                     $8,500           $3,718     $2,370
                                             ======           ======     ======

     Net investment income for the years ended December 31 is summarized as follows:

                                         1998              1997           1996
                                         -----       --    -----          ----
    Interest on fixed maturities         $285,260         $278,736      $230,559
    Interest on mortgage loans             65,351           55,085        41,010
    Interest on cash equivalents              137              704         1,402
    Other                                  (2,493)           1,544         1,194
                                       -----------   -------------    ----------
                                          348,255          336,069       274,165
    Less investment expenses                8,036            3,801         2,446
                                      -----------      -----------    ----------
                                         $340,219         $332,268      $271,719
                                         ========         ========      ========

     Net realized gain (loss) on investments for the years ended December 31 is summarized as follows:

                                   1998              1997             1996
                                   ----              ----             ----
    Fixed maturities             $    863          $ 1,638           $(2,888)
    Mortgage loans                 (4,816)          (1,348)           (2,370)
    Other investments                (835)            (799)               --
                                 --------           ------        ----------
                                  $(4,788)         $  (509)          $(5,258)
                                  =======          =======           =======

     Changes in net unrealized appreciation (depreciation) of investments for the years ended December 31 are summarized as follows:

                                               1998         1997        1996
                                               ----         ----        ----
    Fixed maturities available for sale       $(8,032)    $57,188     $(31,970)

3.    Income taxes

     The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

     The income tax expense (benefit) for the years ended December 31, consists of the following:

                                        1998          1997             1996
                                        ----          ----             ----
    Federal income taxes:
      Current                         $ 23,227      $17,668            $7,124
      Deferred                          (9,591)      (2,485)            5,084
                                     ---------     --------           -------
                                        13,636       15,183            12,208

    State income taxes-current             759        1,462               704
                                    ----------    ---------          --------
    Income tax expense                $ 14,395      $16,645           $12,912
                                      ========      =======           =======

     Increases (decreases) to the federal income tax provision applicable to pretax income based on the statutory rate, for the years ended December 31, are attributable to:


                                                       1998                   1997                     1996
                                                   -----------              --------                  -------
                                               Provision    Rate        Provision   Rate        Provision    Rate
     Federal income taxes based
       on the statutory rate                    $13,972     35.0%         $15,735    35.0%        $12,507    35.0%
     Increases (decreases) are attributable to :
         Tax-excluded interest                      (35)    (0.1)             (41)   (0.1)            (53)   (0.1)
           State tax, net of federal benefit        493      1.2              956     2.1             459     1.3
     Other, net                                     (35)       --              (5)       --            (1)          --
                                                 ------    ------         -------    ------        ------       ------
Federal income taxes                            $14,395     36.1%         $16,645    37.0%        $12,912    36.2%
                                                =======     ====          =======    ====         =======    ====

     Significant components of the Company's deferred income tax assets and liabilities as of December 31 are as follows:

    Deferred income tax assets:                        1998                1997
                                                    ---------           -------
    Policy reserves                                    $51,298           $54,468
    Other                                                2,214             1,736
                                                     ---------           -------
         Total deferred income tax assets               53,512            56,204
                                                      --------            ------

    Deferred income tax liabilities:
    Deferred policy acquisition costs                   52,908            63,630
    Investments                                         23,803            28,175
                                                      --------            ------
         Total deferred income tax liabilities         _76,711            91,805
                                                       -------          --------
         Net deferred income tax liabilities           $23,199           $35,601
                                                       =======           =======

     The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

4.   Stockholder's equity

     Retained earnings available for distribution as dividends to IDS Life are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus aggregated $45,716 and $17,392 as of December 31, 1998 and 1997, respectively. In addition, dividends in excess of $37,902 would require approval by the Insurance Department of the state of Indiana.

     Statutory net income and stockholder's equity as of December 31, are summarized as follows:

                                            1998         1997           1996
                                         ---------    ---------      -------
    Statutory net income                   $ 37,902   $   23,589   $   9,138
    Statutory stockholder's equity          330,588      302,264     250,975

5.   Related party transactions

     On December 31, 1998, the Company purchased interest rate floors from IDS Life and entered into an interest rate swap with IDS Life to manage its exposure to interest rate risk. The interest rate floors had a carrying amount of $6,651 and $8,400 at December 31, 1998 and 1997, respectively. The interest rate swap is an off balance sheet transaction.

     The Company has no employees. Charges by IDS Life for services and use of other joint facilities aggregated $28,482, $24,535 and $17,936 for the years ended December 31, 1998, 1997 and 1996, respectively. Certain of these costs are included in deferred policy acquisition costs.

6.   Lines of credit

     The Company has an available line of credit with AEFC aggregating $50,000. The rate for the line of credit is the parent's cost of funds, established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 1998 or 1997.

7.   Derivative financial instruments

     The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

     Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

     Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

     Credit risk related to interest rate caps and floors is measured by replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

     The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit exposure.

     The Company's holdings of derivative financial instruments are as follows:

                                                  Notional         Carrying            Fair         Total Credit
    December 31, 1998                              Amount            Amount            Value          Exposure
    -----------------                         -    ------       -    ------      --    -----          --------
      Assets:
        Interest rate caps                       $   900,000         $  5,452         $  1,518          $  1,518
        Interest rate floors                       1,000,000            6,651           17,798            17,798
        Interest rate swaps                        1,000,000               --               --                --
                                                                -------------     ------------     -------------
                                                                      $12,103          $19,316           $19,316
                                                           =          =======          =======           =======


                                                  Notional         Carrying            Fair         Total Credit
    December 31, 1997                              Amount            Amount            Value           Exposure
    -----------------                         -    ------       --   ------      --    -----       --  --------
      Assets:
        Interest rate caps                       $   900,000         $  7,624         $  5,340          $  5,340
        Interest rate floors                       1,000,000            8,400            8,400             8,400
        Interest rate swaps                        1,000,000               --               --                --
                                                                -------------     ------------      ------------
                                                                      $16,024          $13,740           $13,740
                                                                      =======          =======           =======

     The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. All interest rate caps, floors and swaps will expire on various dates from 2000 to 2003.

     Interest rate caps, floors and swaps are used to manage the Company's exposure to interest rate risk. These instruments are used primarily to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

8.   Fair values of financial instruments

     The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair value of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                                                                December 31,
                                                                1998                              1997
                                                               --------                        --------
                                                         Carrying          Fair          Carrying         Fair
    Financial Assets                                      Amount          Value           Amount          Value
    Investments:
    Fixed maturities (Note 2):
       Held to maturity                                  $1,081,193      $1,126,732      $1,186,682      $1,223,108
       Available for sale                                 2,594,858       2,594,858       2,685,799       2,685,799
    Mortgage loans on real estate (Note 2)                  815,806         874,064         738,052         775,869
    Derivative financial instruments (Note 7)                12,103          19,316          16,024          13,740
    Separate account assets (Note 1)                        123,185         123,185          62,087          62,087

    Financial Liabilities
    Future policy benefits for fixed annuities           $4,152,059      $4,000,789      $4,330,173      $4,152,471
    Separate account liabilities                            123,185         115,879          62,087          58,116

     At December 31, 1998 and 1997, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $14,793 and $13,040, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 1998 and 1997.

8.

     The fair values of deferred annuities and separate account liabilities are estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 1998 and 1997.

9.   Commitments and contingencies

     A number of lawsuits have been filed against life and health insurers in jurisdictions in which the Company conducts business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. The Company, along with AEFC and its insurance subsidiaries, has been named as a defendant in one of these types of actions.

     The plaintiffs purport to represent a class consisting of all persons who purchased policies or contracts from IDS Life and its subsidiaries. The complaint puts at issue various alleged sales practices and misrepresentations, alleged breaches of fiduciary duties and alleged violations of consumer fraud statutes. IDS Life and its subsidiaries believe they have meritorious defenses to the claims raised in this lawsuit.

     The outcome of any litigation cannot be predicted with certainty. In the opinion of management, however, the ultimate resolution of this lawsuit should not have a material adverse effect on the Company's financial position.

Table of Contents of the Statement of Additional Information

Performance Information                                                p.
Calculating Annuity Payouts                                            p.
Rating Agencies                                                        p.
Principal Underwriter                                                  p.
Independent Auditors                                                   p.
Financial Statements

Please check the box to receive a copy of the Statement of Additional Information for:


-- American Express(R) Variable Portfolio Funds


Mail your request to:

American Enterprise Life Insurance Company
80 South Eighth Street
P.O. Box 534
Minneapolis, MN 55440-534

We will mail your request to:

Your name _____________________________________________
Address _______________________________________________
City _____________________ State _________ Zip ________

Prospectus

Feb. 14, 2000

American Express Signature One Variable AnnuitySM

Individual or group flexible premium deferred combination fixed/variable annuity.

American Enterprise Variable Annuity Account

Issued by: American Enterprise Life Insurance Company (American Enterprise Life)
           80 South Eighth Street
           P.O. Box 534
           Minneapolis, MN 55440-0534
           Telephone: 800-333-3437

This prospectus contains information that you should know before investing. You also will receive the prospectuses for:

o        American Express(R)Variable Portfolio Funds                 o        J. P. Morgan Series Trust II
o        AIM Variable Insurance Funds, Inc.                          o        Lazard Retirement Series, Inc.
o        Alliance Variable Products Series Fund                      o        MFS(R)Variable Insurance TrustSM
o        Baron Capital Funds                                         o        Royce Capital Fund
o        Fidelity Variable Insurance Products - Service Class        o        Third Avenue Variable Series Trust
o        Franklin Templeton Variable Insurance Products Trust        o        Wanger Advisors Trust
o        Goldman Sachs Variable Insurance Trust (VIT)                o        Warburg Pincus Trust

o        Janus Aspen Series: Service Shares                          o        Wells Fargo Variable Trust Funds


Please read the prospectuses carefully and keep them for future reference. This contract is available for qualified and nonqualified plans.

The contract provides for purchase payment credits. Expense charges from contracts with purchase payment credits may be higher than charges for contracts without such credits. The amount of the credit may be more than offset by additional fees and charges associated with the credit.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number above or by completing and sending the order form on the last page of this prospectus. The table of contents of the SAI is on the last page of this prospectus.

Table of Contents

Key Terms

The Contract in Brief

Expense Summary
Condensed Financial  Information  (Unaudited)
Financial Statements
Performance Information
The Variable  Account and the Funds
The Fixed Accounts
Buying Your Contract  Charges
Valuing  Your  Investment
Making  the Most of Your  Contract
Withdrawals
Changing  Ownership
Benefits in Case of Death
The  Annuity  Payout Period
Taxes
Voting  Rights
Substitution  of  Investments
About the  Service Providers
Additional  Information About American  Enterprise Life
Directors and Executive Officers
Experts American Enterprise Life Financial Information
Table of Contents of the Statement of Additional Information

Key Terms

These terms can help you understand details about your contract.

Accumulation unit -- A measure of the value of each subaccount before annuity payouts begin.

Annuitant -- The person on whose life or life expectancy the annuity payouts are based.

Annuity payouts -- An amount paid at regular intervals under one of several plans.

Beneficiary -- The person you designate to receive annuity benefits in case of the owner's or annuitant's death while the contract is in force and before annuity payouts begin.

Close of business -- When the New York Stock Exchange (NYSE) closes, normally 4 p.m. Eastern time.

Contract - An individual annuity contract or a certificate showing your interest under a group annuity contract.

Contract value -- The total value of your contract before we deduct any applicable charges.

Contract year -- A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

Fixed accounts - The one-year fixed account is an account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically. Guarantee Period Accounts are fixed accounts to which you may also allocate purchase payments. These accounts have guaranteed interest rates declared for periods ranging from two to ten years. Withdrawals from these accounts prior to the end of the term specified will receive a Market Value Adjustment, which may result in a gain or loss of principal.

Funds -- Mutual funds and/or portfolios that are investment options under your contract, each with a different investment objective. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

Guarantee Period -- The number of years that a guaranteed interest rate is credited.

Market Value Adjustment (MVA) -- A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

Owner (you, your) -- The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

Purchase payment credits -- An addition we make to your contract value based on your net current payment.

Qualified annuity -- A contract that you purchase for one of the following retirement plans that is subject to applicable federal law and any rules of the plan itself:

o        Individual Retirement Annuities (IRAs), including Roth IRAs
o        Simplified Employee Pension (SEP) plans

All other contracts are considered nonqualified annuities.

Retirement date -- The date when annuity payouts are scheduled to begin.

Valuation date -- Any normal business day, Monday through Friday, that the NYSE is open. Each valuation date ends at the close of business. We calculate the value of each subaccount at the close of business on each valuation date.

Variable account -- Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

Withdrawal value -- The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

The Contract in Brief


Purpose:                            The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more investments (purchase payments)
                                    that may earn returns that increase the value of the contract. The contract provides lifetime or other forms of payouts beginning at a specified date (the retirement date). As in the case of other annuities, it may not be advantageous for you to purchase this contract as a replacement for, in addition to an existing contract.

Free look period:                   You may return your contract to our office within 10 days after it is delivered to you and receive a full refund of the contract value, less any purchase payment credits up to the maximum withdrawal charges. (See "Buying
                                    Your Contract - Purchase payment credits.") However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (Exception: If the law requires, we will refund all of your purchase payments.)

Accounts:                           Currently, you may allocate your purchase payments among any or all of:

                                      o the  subaccounts,  each of which invests
                                        in a fund with a  particular  investment
                                        objective.  The value of each subaccount
                                        varies  with  the   performance  of  the
                                        particular fund in which it invests.  We
                                        cannot  guarantee  that the value at the
                                        retirement date will equal or exceed the
                                        total purchase  payments you allocate to
                                        the subaccounts. (p. __)

                                      o the fixed accounts, which earn interest at rates that we adjust periodically. (p. __)

Buying your  contract:              Your  sales  representative
                                    will  help  you   complete   and  submit  an
                                    application.  Applications  are  subject  to
                                    acceptance  at our  office.  You  may  buy a
                                    nonqualified annuity or a qualified annuity.
                                    After your  initial  purchase  payment,  you
                                    have  the   option  of   making   additional
                                    purchase payments in the future.

o        Minimum initial purchase payment -- $25,000.

o        Minimum additional purchase payment -- $100 ($50 with SIP payments).

o        Maximum total purchase payments (without prior approval) -- $1,000,000 for issue ages up to 85 and
         $100,000 for issue ages 86 to 90. (p. ___)

Transfers:                          Subject to certain restrictions you currently may redistribute your money among the subaccounts and the fixed accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the Guarantee Period Accounts before the end of the Guarantee Period will be subject to a MVA. You may establish automated transfers among the fixed accounts and subaccounts. Fixed account transfers are subject to special restrictions.
                                    (p. __)


Withdrawals:                        You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals.
                                    Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. __)

Changing ownership:                 You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. __)

Benefits in case
of death:                           If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. __)

Annuity payouts:                    You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet the requirements of the qualified plan. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the one-year fixed account. During the annuity payout period, your choices for subaccounts may be limited. The
                                    Guarantee Period Accounts are not available during the payout period. (p. __)

Taxes:                              Generally, your contract grows tax-deferred until you make withdrawals from it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. Roth IRAs, however, may grow and be distributed tax free if you meet certain distribution requirements. (p. __)

Charges:
o        $40 annual contract administrative charge;
o        a 0.15% variable account administrative charge;
o        a 1.45% mortality and expense risk fee;
o        if the Guaranteed Minimum Income Benefit
         Rider (6% Accumulation  Benefit Base) is
         selected,  an  annual  fee  based  on an
         adjusted  contract  value  (currently at
         0.35%);
o        if the 8% Performance Credit Rider is selected, an annual fee of 0.25%
         of the contract anniversary contract value;
o        withdrawal charge;
o        any premium taxes that may be imposed on
         us  by  state   or   local   governments
        (currently,  we  deduct  any  applicable
         premium   tax  when  you  make  a  total
         withdrawal   or  when  annuity   payouts
         begin,  but  we  reserve  the  right  to
         deduct  this tax at other  times such as
         when you make purchase payments); and
o        the operating expenses of the funds.


Expense Summary

The purpose of the following information is to help you understand the various costs and expenses associated with your contract.

You pay no sales charge when you purchase your contract. We show all costs that you bear directly or indirectly for the subaccounts and funds below. Some expenses may vary as we explain under "Charges." Please see the funds' prospectuses for more information on the operating expenses of each fund.

Contract owner expenses:

          Withdrawal charge:  contingent deferred sales charge as a percentage of purchase payment withdrawn.


          Years from purchase          Withdrawal charge
            payment receipt               percentage
                   1                            8%
                   2                           8
                   3                           8
                   4                           8
                   5                           7
                   6                           6
                   7                           6
                   8                           4
                   9                           2
               Thereafter                      0

        Withdrawal charge under Annuity Payout Plan E - Payouts for a specified period. The amount equal to the difference in the present value of remaining payments using the assumed investment rate and such present value using the asumed investment rate plus 1.86%. In no event would your withdrawal charge exceed 9% of the amount available for payouts under the plan.

        Annual contract administrative charge                               $40*

        * We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.

         Guaranteed Minimum Income Benefit Rider
         (6% Accumulation Benefit Base) fee:**
         as a percentage of an adjusted contract value charged annually.
         This is an optional expense.                                      0.35%

         8% Performance Credit Rider fee:**
         as a percentage of the contract value at contract
         anniversary charged annually. This is an optional expense.        0.25%

         **You may select either the Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit Base) or the 8% Performance Credit Rider, but not both.

Annual variable account expenses: as a percentage of average subaccount value. You can choose the death benefit guarantee provided.

  Variable account administrative charge                                  0.15%
  Mortality and expense risk fee***                                       1.45%
  Total annual variable account expenses                                  1.60%

***Includes a death benefit choice of either the Maximum Anniversary Value Death Benefit or the 5% Accumulation Death Benefit. The 5% Accumulation Death Benefit is only available if you also select either the Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit Base) or the 8% Performance Credit Rider.


Annual  operating  expenses  of the  funds  after  fee  waivers  and/or  expense reimbursements, if applicable, as a percentage of average daily net assets
----------------------------------------------------------- --------------- ----------- ------------ -------------
                                                            Management      12b-1       Other
                                                            Fees            Fees        Expenses     Total
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------

AXPSM Variable Portfolio - Blue Chip Advantage Fund         .56%            .13         .26          .95%1

----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
AXPSM Variable Portfolio - Bond Fund                        .60%            .13         .07          .80%2
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
AXPSM Variable Portfolio - Capital Resource Fund            .59%            .13         .07          .79%2
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
AXPSM Variable Portfolio - Cash Management Fund             .50%            .13         .06          .69%2
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------

AXPSM Variable Portfolio - Diversified Equity Income Fund   .56%            .13         .26          .95%1

----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
AXPSM Variable Portfolio - Extra Income Fund                .62%            .13         .09          .84%2
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------

AXPSM Variable Portfolio - Federal Income Fund              .61%            .13         .14          .88%1
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
AXPSM Variable Portfolio - Growth Fund                      .63%            .13         .19          .95%1

----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
AXPSM Variable Portfolio - Managed Fund                     .59%            .13         .04          .76%2
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
AXPSM Variable Portfolio - New Dimensions Fund              .61%            .13         .06          .80%2
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------

AXPSM Variable Portfolio - Small Cap Advantage Fund         .79%            .13         .31          1.23%1

----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
AIM V.I. Capital Appreciation Fund                          .62%            --          .05          .67%3
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
AIM V.I. Capital Development Fund                           --%             --          1.21         1.21%4
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
AIM V.I. Value Fund                                         .61%            --          .05          .66%3
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------

Alliance VP Premier Growth Portfolio (Class B)              1.00%           .25         .09          1.34%5
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
Alliance VP Technology Portfolio (Class B)                  .81%            .25         .14          1.20%5
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
Alliance VP U.S. Government/High Grade Securities           .60%            .25         .18          1.03%5
Portfolio (Class B)
----------------------------------------------------------- --------------- ----------- ------------ -------------

----------------------------------------------------------- --------------- ----------- ------------ -------------
Baron Capital Asset Fund                                    1.00%           .25         .20          1.45%6
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
Fidelity VIP III Growth & Income Portfolio (Service Class)  .49%            .10         .11          .70%7
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
Fidelity VIP III Mid Cap Portfolio (Service Class)          .56%            .10         .44          1.10%2
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
Fidelity VIP Overseas Portfolio (Service Class)             .74%            .10         .13          .97%7
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
FT VIP Mutual Shares Securities Fund - Class 2              .74%            .25         .03          1.02%8
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
FT VIP Franklin Real Estate Fund - Class 2                  .52%            .25         .02          .79%8
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
FT VIP Templeton International Smaller Companies Fund -     1.00%           .25         .10          1.35%8
Class 2
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
Goldman Sachs VIT Capital Growth Fund                       .75%            --          .15          .90%9
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
Goldman Sachs VIT CORESM U.S. Equity Fund                   .70%            --          .10          .80%9
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
Goldman Sachs VIT Global Income Fund                        .90%            --          .15          1.05%9
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
Goldman Sachs VIT International Equity Fund                 1.00%           --          .25          1.25%9
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------

Janus Aspen Aggressive Growth Portfolio: Service Shares     .67%            .25         .01          .93%
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
Janus Aspen Growth Portfolio: Service Shares                .66%            .25         .01          .92%10
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
Janus Aspen International Growth Portfolio: Service Shares  .66%            .25         .09          1.00%10
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
J.P. Morgan U.S. Disciplined Equity Portfolio               .35%            --          .52          .87%11
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
Lazard Retirement Equity Portfolio                          .75%            .25         .25          1.25%12
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
Lazard Retirement International Equity Portfolio            .75%            .25         .25          1.25%12
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
MFS(R)New Discovery Series                                   .90%            --          .27          1.17%13
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
MFS(R)Research Series                                        .75%            --          .11          .86%3
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
MFS(R)Utilities Series                                       .75%            --          .26          1.01%3
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------

Royce Micro-Cap Portfolio                                   1.25%           --          .10          1.35%14
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
Royce Premier Portfolio                                     1.00%           --          .35          1.35%14
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
Third Avenue Value Portfolio                                .90%            --          .40          1.30%15
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------

Wanger International Small Cap                              1.27%           --          .28          1.55%3
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
Wanger U.S. Small Cap                                       .96%            --          .06          1.02%3
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------

Warburg Pincus Trust - Emerging Growth Portfolio            .84%            --          .41          1.25%16
----------------------------------------------------------- --------------- ----------- ------------ -------------
----------------------------------------------------------- --------------- ----------- ------------ -------------
Wells Fargo VT Equity Income Fund                           .38%            .25         .37          1.00%17
----------------------------------------------------------- --------------- ----------- ------------ -------------

1Based on estimated expenses after fee waivers and expense reimbursements. Without fee waivers and expense reimbursements "Other Expenses" and "Total" would be: 0.39% and 1.08% for AXPSM Variable Portfolio - Blue Chip Advantage and AXPSM Variable Portfolio - Diversified Equity Income Funds, 0.26% and 1.00% for AXPSM Variable Portfolio - Federal Income Fund, 0.32% and 1.08% for AXPSM Variable Portfolio - Growth Fund, and 0.43% and 1.35% for AXPSM Variable Portfolio - Small Cap Advantage Fund.

2Annualized operating expenses of funds at Dec. 31, 1998.

3Figures in "Management Fees," "Other Expenses" and "Total" are based on actual expenses for the fiscal year ended Dec. 31, 1998.

4Had there been no fee waivers or expense reimbursements, expenses would have been: 0.75%, 0.00%, 5.05% and 5.80%, respectively.

5The fund's expense figures are based on estimated expenses (net of fee waivers and/or expense reimbursements) for the fiscal period ended Dec. 31, 1998. Absent fee waivers and/or expense reimbursements, the Management Fee, 12b-1 Fee, Other Expenses and Total for the following portfolios would have been: Technology Portfolio (1.00%, 0.25%, 0.20% and 1.45%) and U.S. Government High Grade Securities Portfolio (0.60%, 0.25%, 0.31% and 1.16%).

6Fees are stated net of waivers and/or reimbursements. Absent fee waivers and/or reimbursements, the Management Fee, 12b-1 Fee, Other Expenses and Total as a percentage of average net assets for Baron Capital Asset Fund would be (1.00%, 0.25%, 6.37% and 7.62%).

7Fidelity Management & Research Company agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the Management Fee, 12b-1 Fee, Other Expenses and Total as a percentage of average net assets for the following funds would have been, Fidelity VIP Growth and Income Portfolio (0.49%, 0.10%, 0.12% and 0.71%) and Fidelity VIP Overseas Portfolio (Service Class) (0.74%, 0.10%, 0.17% and 1.01%).

8Because no Class 2 shares were issued as of Dec. 31, 1998, figures (other than Rule 12b-1 fees) are based on the Portfolio's Class 1 actual expenses for the fiscal year ended Dec. 31, 1998 plus Class 2's annual Rule 12b-1 fee of 0.25% (While the maximum amount payable under each Portfolio's Class 2 Rule 12b-1 plan is 0.35% per year of the Portfolio's average daily net assets, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust has set the current rate at 0.25% per year). The figure shown under Management fees, combines both the Management and Portfolio Administration Fees. The Portfolio Administration Fee is a direct expense for the Mutual Share Securities Fund and the Templeton International Smaller Companies Fund; Franklin Real Estate Fund pays for similar services indirectly through the Management Fee.

9The Goldman Sachs VIT Capital Growth Fund's expenses are estimated due to the Fund being in existence for less than 10 months as of December 31, 1998. The Goldman Sachs VIT CORESM U.S. Equity, Goldman Sachs VIT Global Income and
Goldman Sachs VIT International Equity Funds' expenses are based on actual expenses for fiscal year ended December 31, 1998. The Investment Advisors to the Goldman Sachs VIT Capital Growth, Goldman Sachs VIT CORE SM U.S. Equity, Goldman Sachs VIT Global Income and Goldman Sachs VIT International Equity Funds have voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.15%, 0.10%, 0.15% and 0.25% per annum of such Funds' average daily net assets, respectively. The expenses shown include this reimbursement. If not included, the "Other Expenses" and "Total Expenses" for the Goldman Sachs VIT Capital Growth, Goldman Sachs VIT CORE SM U.S. Equity, Goldman Sachs VIT Global Income and Goldman Sachs VIT International Equity Funds would be 1.03% and 1.78%, 2.13% and 2.83%, 2.40% and 3.30% and 1.97% and 2.97% respectively. The reductions or limits may be disconnected or modified by the investment advisors in their discretion at any time.

10All expenses are based on the estimated gross expenses the Shares expect to incur in their initial fiscal year (estimated as of 12-31-99) and are stated with contractual waivers and fee reductions by Janus Capital. Fee reductions for Growth and International Growth Portfolios reduce the Management Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreements. Without waivers and fee reductions, Management Fees and Total expenses would have been 0.67% and 0.93% for Growth Portfolio and 0.72% and 1.06% for International Growth Portfolio.

11Fees are stated net of waivers and/or reimbursements. Absent fee waivers and/or reimbursements, the Management Fee, Other Expenses and Total as a percentage of average net assets for J.P. Morgan U.S. Disciplined Equity Portfolio would be (0.35%, 0.0%, 1.08% and 1.43%). Effective July 1, 1999 current expenses were lowered to 0.85%.

12The portfolio's Investment Manager agrees to waive its fees and/or reimburse the portfolios through Dec. 31, 1999 to the extent total portfolio annual expenses exceed 1.25% of the portfolio's average daily net assets. Absent fee waivers and/or reimbursements, the Management Fee, 12b-1 Fee, Other Expenses and Total as a percentage of average net assets for fiscal year end Dec. 31, 1998 for the following portfolios would have been: Lazard Retirement Equity Portfolio (0.75%, 0.25%, 20.32% and 21.32%) and Lazard Retirement International Equity Portfolio (0.75%, 0.25%, 47.67% and 48.67%). Expenses are annualized for the
Lazard Retirement Equity Portfolio for the period March 1-Dec. 31, 1998 (commencement of operations through fiscal year end). Expenses are annualized for the Lazard Retirement International Equity Portfolio for the period Sep. 1 - Dec. 31, 1998 (commencement of operations through fiscal year end).

13Fees are stated net of waivers and/or reimbursements. Absent fee waivers and/or reimbursements, the Management Fee, Other Expenses and Total as a percentage of average net assets for MFS(R) New Discovery Series would have been (0.90%, 0.0%, 4.32% and 5.22%).

14Expense ratios are shown after fee waivers and expense reimbursements by the investment advisor. The expense ratios before the waivers and reimbursements would have been: Royce Micro-Cap Portfolio (1.25%, 0.0%, 1.34% and 2.59%) and Royce Premier Portfolio (1.00%, 0.0%, 6.05% and 7.05%).

15The Fund's expenses are estimated because the fund had not commenced operations as of Sept. 1, 1999.

16Fees are estimated net of waivers and/or reimbursements for the fiscal year ended Dec. 31, 1999. Fee waivers and/or reimbursements may be discontinued at any time. Absent waivers and/or reimbursements, the Management Fee, 12b-1 Fee, Other Expenses and Total Expenses would be 0.90%, 0.0%, 0.51% and 1.41%

17The funds' annualized expenses are estimated for the period Sept. 20, 1999 (inception of the Wells Fargo Variable Trust) - Dec. 31, 1999.

Examples: *

You would pay the following expenses on a $1,000 investment without any optional riders and assuming a 5% annual return and....
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      no withdrawal or
                                                                           a total withdrawal at  selection of an annuity
                                                                            the end of each time   payout plan at the end
                                                                                   period           of each time period
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                                                           1 year    3 years      1 year      3 years
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AXPSM Variable Portfolio - Blue Chip Advantage Fund                         $106.63   $161.77       $26.63      $81.77
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AXPSM Variable Portfolio - Bond Fund                                         105.09    157.17        25.09       77.17
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AXPSM Variable Portfolio - Capital Resource Fund                             104.99    156.86        24.99       76.86
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AXPSM Variable Portfolio - Cash Management Fund                              103.96    153.78        23.96       73.78
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AXPSM Variable Portfolio - Diversified Equity Income Fund                    106.63    161.77        26.63       81.77
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AXPSM Variable Portfolio - Extra Income Fund                                 105.50    158.40        25.50       78.40
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AXPSM Variable Portfolio - Federal Income Fund                               105.91    159.62        25.91       79.62
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AXPSM Variable Portfolio - Growth Fund                                       106.63    161.77        26.63       81.77
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AXPSM Variable Portfolio - Managed Fund                                      104.68    155.94        24.68       75.94
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AXPSM Variable Portfolio - New Dimensions Fund                               105.09    157.17        25.09       77.17
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AXPSM Variable Portfolio - Small Cap Advantage Fund                          109.50    170.33        29.50       90.33
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                           103.81    153.32        23.81       73.32
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development Fund                                            109.35    169.87        29.35       89.87
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                                          103.71    153.01        23.71       73.01
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

Alliance VP Premier Growth Portfolio (Class B)                               110.68    173.82        30.68       93.82
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Alliance VP Technology Portfolio (Class B)                                   109.24    169.56        29.24       89.56
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Alliance VP U.S. Government/High Grade Securities Portfolio (Class B)        107.50    164.37        27.50       84.37

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Baron Capital Asset Fund                                                     111.81    177.16        31.81       97.16
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP III Growth & Income Portfolio (Service Class)                   104.12    154.24        24.12       74.24
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP III Mid Cap Portfolio (Service Class)                           108.22    166.51        28.22       86.51
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio (Service Class)                              106.89    162.54        26.89       82.54
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
FT VIP Mutual Shares Securities Fund - Class 2                               107.40    164.07        27.40       84.07
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
FT VIP Franklin Real Estate Fund - Class 2                                   105.04    157.01        25.04       77.01
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
FT VIP Templeton International Smaller Companies Fund - Class 2              110.78    174.13        30.78       94.13
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Capital Growth Fund                                        106.17    160.39        26.17       80.39
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT CORESM U.S. Equity Fund                                    105.14    157.32        25.14       77.32
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Global Income Fund                                         107.71    164.98        27.71       84.98
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT International Equity Fund                                  109.76    171.09        29.76       91.09
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

Janus Aspen Aggressive Growth Portfolio: Service Shares                      106.48    161.31        26.48       81.31
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio: Service Shares                                 106.37    161.00        26.37       81.00
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio: Service Shares                   107.19    163.45        27.19       83.45

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
J.P. Morgan U.S. Disciplined Equity Portfolio                                105.86    159.47        25.86       79.47
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Lazard Retirement Equity Portfolio                                           109.76    171.09        29.76       91.09
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Lazard Retirement International Equity Portfolio                             109.76    171.09        29.76       91.09
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
MFS(R)New Discovery Series                                                    108.94    168.65        28.94       88.65
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
MFS(R)Research Series                                                         105.76    159.16        25.76       79.16
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
MFS(R)Utilities Series                                                        107.30    163.76        27.30       83.76
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Royce Micro-Cap Portfolio                                                    110.78    174.13        30.78       94.13
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Royce Premier Portfolio                                                      110.78    174.13        30.78       94.13
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Third Avenue Value Portfolio                                                 110.27    172.61        30.27       92.61
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                               112.83    180.19        32.83      100.19
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap                                                        107.40    164.07        27.40       84.07
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust - Emerging Growth Portfolio                             109.76    171.09        29.76       91.09
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo VT Equity Income Fund                                            107.19    163.45        27.19       83.45
---------------------------------------------------------------------------------------------------------------------------


You would pay the following  expenses on a $1,000 investment if you selected the
0.35% Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit Base) and
assuming a 5% annual return and....
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      no withdrawal or
                                                                           a total withdrawal at  selection of an annuity
                                                                            the end of each time   payout plan at the end
                                                                                   period           of each time period
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                                                           1 year    3 years      1 year      3 years
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AXPSM Variable Portfolio - Blue Chip Advantage Fund                         $110.34   $173.58       $30.34      $93.58
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AXPSM Variable Portfolio - Bond Fund                                         108.80    168.98        28.80       88.98
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AXPSM Variable Portfolio - Capital Resource Fund                             108.70    168.67        28.70       88.67
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AXPSM Variable Portfolio - Cash Management Fund                              107.67    165.59        27.67       85.59
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AXPSM Variable Portfolio - Diversified Equity Income Fund                    110.34    173.58        30.34       93.58
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AXPSM Variable Portfolio - Extra Income Fund                                 109.21    170.21        29.21       90.21
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AXPSM Variable Portfolio - Federal Income Fund                               109.62    171.43        29.62       91.43
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AXPSM Variable Portfolio - Growth Fund                                       110.34    173.58        30.34       93.58
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AXPSM Variable Portfolio - Managed Fund                                      108.39    167.75        28.39       87.75
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AXPSM Variable Portfolio - New Dimensions Fund                               108.80    168.98        28.80       88.98
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AXPSM Variable Portfolio - Small Cap Advantage Fund                          113.21    182.14        33.21      102.14
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                           107.52    165.13        27.52       85.13
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development Fund                                            113.06    181.68        33.06      101.68
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                                          107.42    164.82        27.42       84.82
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

Alliance VP Premier Growth Portfolio (Class B)                               114.39    185.64        34.39      105.64
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Alliance VP Technology Portfolio (Class B)                                   112.95    181.37        32.95      101.37
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Alliance VP U.S. Government/High Grade Securities Portfolio (Class B)        111.21    176.18        31.21       96.18

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Baron Capital Asset Fund                                                     115.52    188.97        35.52      108.97
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP III Growth & Income Portfolio (Service Class)                   107.83    166.05        27.83       86.05
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP III Mid Cap Portfolio (Service Class)                           111.93    178.32        31.93       98.32
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio (Service Class)                              110.60    174.35        30.60       94.35
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
FT VIP Mutual Shares Securities Fund - Class 2                               111.11    175.88        31.11       95.88
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
FT VIP Franklin Real Estate Fund - Class 2                                   108.75    168.82        28.75       88.82
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
FT VIP Templeton International Smaller Companies Fund - Class 2              114.49    185.94        34.49      105.94
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Capital Growth Fund                                        109.88    172.20        29.88       92.20
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT CORESM U.S. Equity Fund                                    108.85    169.13        28.85       89.13
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Global Income Fund                                         111.42    176.80        31.42       96.80
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

Goldman Sachs VIT International Equity Fund                                  113.47    182.90        33.47      102.90
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio: Service Shares                      110.19    173.12        30.19       93.12
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio: Service Shares                                 110.08    172.81        30.08       92.81
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio: Service Shares                   110.90    175.27        30.90       95.27

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
J.P. Morgan U.S. Disciplined Equity Portfolio                                109.57    171.28        29.57       91.28
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Lazard Retirement Equity Portfolio                                           113.47    182.90        33.47      102.90
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Lazard Retirement International Equity Portfolio                             113.47    182.90        33.47      102.90
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
MFS(R)New Discovery Series                                                    112.65    180.46        32.65      100.46
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
MFS(R)Research Series                                                         109.47    170.97        29.47       90.97
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
MFS(R)Utilities Series                                                        111.01    175.57        31.01       95.57
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Royce Micro-Cap Portfolio                                                    114.49    185.94        34.49      105.94
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Royce Premier Portfolio                                                      114.49    185.94        34.49      105.94
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Third Avenue Value Portfolio                                                 113.98    184.42        33.98      104.42
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                               116.54    192.00        36.54      112.00
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap                                                        111.11    175.88        31.11       95.88
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust - Emerging Growth Portfolio                             113.47    182.90        33.47      102.90
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo VT Equity Income Fund                                            110.90    175.27        30.90       95.27
---------------------------------------------------------------------------------------------------------------------------

*In these examples, the $40 contract administrative charge is approximated as a 0.053% charge based on our estimated average contract size. Premium taxes imposed by some state and local governments are reflected in these examples. We entered into certain arrangements under which we are compensated by the funds' advisors and/or distributors for the administrative services we provide to the funds.

You should not consider these examples as representations of past or future expenses. Actual expenses may be more or less than those shown.

Condensed Financial Information (Unaudited)

We have not provided any condensed financial information for the subaccounts because they are new and do not have any history.

Financial Statements

You can find our audited financial statements later in this prospectus. The SAI does not include the audited financial statements of the subaccounts because they are new and do not have any assets.

Performance Information

Performance information for the subaccounts may appear from time to time in advertisements or sales literature. This information reflects the performance of a hypothetical investment in a particular subaccount during a specified time period. We show actual performance from the date the subaccounts began investing in the funds. Currently, we do not provide any performance information because they are new and have not had any activity to date. However, we show performance from the commencement date of the funds as if the contract existed at that time, which it did not. Although we base performance figures on historical earnings, past performance does not guarantee future results.

We include non-recurring charges (such as withdrawal charges) in total return figures, but not in yield quotations. Excluding non-recurring charges in yield calculations increases the reported value.

Total return figures reflect deduction of all applicable charges, including:

o the contract administrative charge,
o the variable account administrative charge,
o the Guaranteed Minimum Income Benefit Rider(6% Accumulation Benefit Base) fee,
o the 8% Performance Credit Rider fee,
o mortality and expense risk fee and
o withdrawal charge(assuming a withdrawal at the end of the illustrated period).

We also may make optional total return quotations that do not reflect deduction of the withdrawal charge (assuming no withdrawal), the Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit Base) fee and the 8% Performance Credit Rider fee. Total return quotations may be shown by means of schedules, charts or graphs.

Average annual total return is the average annual compounded rate of return of the investment over a period of one, five and ten years (or up to the life of the subaccount if it is less than ten years old).

Cumulative total return is the cumulative change in the value of an investment over a specified time period. We assume that income earned by the investment is reinvested. Cumulative total return generally will be higher than average annual total return.

Seven-day simple yield (for subaccounts investing in money market funds) is the income generated by the investment over a given seven-day period. We show this as a percentage of the investment.

Annualized yield (for subaccounts investing in income funds) divides the net investment income (income less expenses) for each accumulation unit during a given 30-day period by the value of the unit on the last day of the period. We then convert the result to an annual percentage. You should consider performance information in light of the investment objectives, policies, characteristics and quality of the fund in which the subaccount invests and the market conditions during the specified time period. Advertised yields and total return figures include charges that reduce advertised performance. Therefore, you should not compare subaccount performance to that of mutual funds that sell their shares directly to the public. (See the SAI for a further description of methods used to determine total return and yield.)

If you would like additional information about actual performance, please contact us at the address or telephone number on the first page of this prospectus.

The Variable Account and the Funds

You may allocate payments to any or all of the subaccounts of the variable account that invest in shares of the following funds:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Investment Advisor or Manager
Subaccount      Investing In                 Investment Objectives and Policies
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
 SBCA1          AXPSM Variable Portfolio -   Objective: long-term total return exceeding that    IDS Life, investment
                Blue Chip Advantage Fund     of the U.S. stock market. Invests primarily in      manager; American Express
                                             common stocks of companies included in the          Financial Corporation (AEFC)
                                             unmanaged S&P 500 Index.                            investment advisor.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SBND 1          AXPSM Variable Portfolio -   Objective: high level of current income while       IDS Life, investment
                Bond Fund                    conserving the value of the investment for the      manager; AEFC, investment
                                             longest time period. Invests primarily in           advisor.
                                             investment-grade bonds.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SCAR 1          AXPSM Variable Portfolio -   Objective: capital appreciation. Invests primarily  IDS Life, investment
                Capital Resource Fund        in U.S. common stocks.                              manager; AEFC, investment
                                                                                                 advisor.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SCMG 1          AXPSM Variable Portfolio -   Objective: maximum current income consistent with   IDS Life, investment
                Cash Management Fund         liquidity and conservation of capital. Invests in   manager; AEFC, investment
                                             money market securities.                            advisor.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
 SDE11          AXPSM Variable Portfolio -   Objective: a high level of current income and, as   IDS Life, investment
                Diversified Equity Income    a secondary goal, steady growth of capital.         manager; AEFC investment
                Fund                         Invests primarily in dividend-paying common and     advisor.
                                             preferred stocks.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
 SEXI 1         AXPSM Variable Portfolio -   Objective: high current income, with capital        IDS Life, investment
                Extra Income Fund            growth as a secondary objective. Invests primarily  manager; AEFC, investment
                                             in long-term, high-yielding, high-risk debt         advisor.
                                             securities below investment grade issued by U.S.
                                             and foreign corporations.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
 SFDI 1         AXPSM Variable Portfolio -   Objective: a high level of current income and       IDS Life, investment
                Federal Income Fund          safety of principal consistent with an investment   manager; AEFC investment
                                             in U.S. government and government agency            advisor.
                                             securities. Invests primarily in debt obligations
                                             issued or guaranteed as to principal and interest
                                             by the U.S. government, its agencies or
                                             instrumentalities.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SGRO 1          AXPSM Variable Portfolio -   Objective: long-term capital growth. Invests        IDS Life, investment
                Growth Fund                  primarily in common stocks and securities           manager; AEFC investment
                                             convertible into common stocks that appear to       advisor.
                                             offer growth opportunities.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SMGD 1          AXPSM Variable Portfolio -   Objective: maximum total investment return through  IDS Life, investment
                Managed Fund                 a combination of capital growth and current         manager; AEFC, investment
                                             income. Invests primarily in stocks, convertible    advisor.
                                             securities, bonds and money market instruments.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SNDM 1          AXPSM Variable Portfolio -   Objective: long-term growth of capital. Invests     IDS Life, investment
                New Dimensions Fund          primarily in common stocks of U.S. and foreign      manager; AEFC, investment
                                             companies showing potential for significant growth. advisor.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SSCA 1          AXPSM Variable Portfolio -   Objective: long-term capital growth. Invests        IDS Life, investment
                Small Cap Advantage Fund     primarily in equity stocks of small companies that  manager; AEFC investment
                                             are often included in the S&P SmallCap 600 Index    advisor.
                                             or the Russell 2000 Index.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
 SCAP 1         AIM V.I. Capital             Objective: growth of capital. Invests primarily in  A I M Advisors, Inc.
                Appreciation Fund            common stocks, with emphasis on medium- and
                                             small-sized growth companies.
-------------------------------------------------------------------------------------------------------------------------------
SCDV 1          AIM V.I. Capital             Objective: long term growth of capital. Invests     A I M Advisors, Inc.
                Development Fund             primarily in securities (including common stocks,
                                             convertible securities and bonds) of small- and
                                             medium-sized companies.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
 SVAL 1         AIM V.I. Value Fund          Objective: long-term growth of capital with income  A I M Advisors, Inc.
                                             as a secondary objective. Invests primarily in
                                             equity securities judged to be undervalued
                                             relative to the investment advisor's appraisal of
                                             the current or projected earnings of the companies
                                             issuing the securities, or relative to current
                                             market values of assets owned by the companies
                                             issuing the securities, or relative to the equity
                                             market generally.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SPGR 1          Alliance VP Premier Growth   Objective: growth of capital by pursuing            Alliance Capital Management,
                Portfolio (Class B)          aggressive investment policies. Invests primarily   L.P.
                                             in equity securities of a limited number of large,
                                             carefully selected, high-quality U.S. companies
                                             that are judged likely to achieve superior
                                             earnings growth. As a matter of fundamental
                                             policy, the Portfolio normally invests at least
                                             85% of its total assets in the equity securities
                                             of U.S. companies.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
STEC 1          Alliance VP Technology       Objective: growth of capital. Current income is     Alliance Capital Management,
                Portfolio (Class B)          incidental to the Portfolio's objective. Invests    L.P.
                                             primarily    in    securities    of
                                             companies  expected to benefit from
                                             technological      advances     and
                                             improvements.    The    Portfolio's
                                             policy is to invest in any  company
                                             and  industry  and in any  type  of
                                             security with potential for capital
                                             appreciation.    It    invests   in
                                             well-known     and      established
                                             companies  and new  and  unseasoned
                                             companies.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SUGH 1          Alliance VP U.S.             Objective: high level of current income consistent  Alliance Capital Management,
                Government/High Grade        with preservation of capital. Invest primarily in   L.P.
                Securities Portfolio         (1) U.S. Government securities and (2) other
                (Class B)                    high-grade debt securities rated AAA, AA or A by
                                             Standard & Poor's,  Duff and Phelps
                                             or Fitch,  or rated Aaa, Aa or A by
                                             Moody's  Investors  Service  or, if
                                             unrated,  of equivalent quality. As
                                             a matter of fundamental policy, the
                                             Portfolio  invests  at least 65% of
                                             its  total  assets  in   investment
                                             grade corporate debt securities and
                                             CMOs.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SCAS 1          Baron Capital Asset Fund     Objective: capital appreciation. Invests primarily  BAMCO, Inc. which is a
                                             in securities of small and medium sized companies   wholly owned subsidiary of
                                             with undervalued assets or favorable growth         Baron Capital Group Inc.
                                             prospects.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SGRI 1          Fidelity VIP III Growth &    Objective: high total return through a combination  Fidelity Management &
                Income Portfolio (Service    of current income and capital appreciation.         Research Company (FMR),
                Class)                       Invests primarily in common stocks with a focus on  investment manager; FMR U.K.
                                             those that pay current dividends and show           and FMR Far East,
                                             potential for capital appreciation.                 sub-investment advisors.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SMDC 1          Fidelity VIP III Mid Cap     Objective: long-term growth of capital. Invests     FMR, investment manager; FMR
                Portfolio (Service Class)    primarily in medium market capitalization common    U.K. and FMR Far East,
                                             stocks.                                             sub-investment advisors.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SOVS 1          Fidelity VIP Overseas        Objective: long-term growth of capital. Invests     FMR, investment manager; FMR
                Portfolio (Service Class)    primarily in common stocks of foreign securities.   U.K., FMR Far East, Fidelity

                                                                                                 International
                                                                                                 Investment
                                                                                                 Advisors
                                                                                                 (FIIA)
                                                                                                 and
                                                                                                 FIIA
                                                                                                 U.K.,
                                                                                                 sub-investment
                                                                                                 advisors.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SMSS 1          Franklin Templeton VIP       Objective: capital appreciation with income as a    Franklin Mutual Advisers, LLC
                Mutual Shares Securities     secondary goal. Invests primarily in equity
                Fund                         securities of companies that the manager believes
                                             are available at market prices less
                                             than their  actual  value  based on
                                             certain   recognized  or  objective
                                             criteria (intrinsic value).
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SRES 1          Franklin Templeton VIP       Objective: capital appreciation with a secondary    Franklin Advisers, Inc.
                Franklin Real Estate Fund    goal to earn current income. Invests primarily in
                                             securities  of companies  operating
                                             in  the   real   estate   industry,
                                             primarily    equity   real   estate
                                             investment trusts (REITS).
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SISC 1          Franklin Templeton VIP       Objective: long-term capital appreciation. Invests  Templeton Investment
                Templeton International      primarily in equity securities of smaller           Counsel, Inc.
                Smaller Companies Fund       companies located outside the U.S., including in
                                             emerging markets.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SCGR 1          Goldman Sachs VIT Capital    Objective: long-term growth of capital. Invest      Goldman Sachs Asset
                Growth Fund                  primarily in equity securities considered by the    Management
                                             Investment    Advisor    to    have
                                             long-term   capital    appreciation
                                             potential.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SUSE 1          Goldman Sachs VIT CORESM     Objective: long-term growth of capital and          Goldman Sachs Asset
                U.S. Equity Fund             dividend income. Invests primarily in a broadly     Management
                                             diversified portfolio of large-cap and blue chip
                                             equity securities representing all major sectors
                                             of the U.S. economy.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SGLI 1          Goldman Sachs VIT Global     Objective: high total return, emphasizing current   Goldman Sachs Asset
                Income Fund                  income, and, to a lesser extent, providing          Management International
                                             opportunities for capital appreciation. Invests
                                             primarily in a portfolio of high quality
                                             fixed-income securities of U.S. and foreign
                                             issuers and enters into transactions in foreign
                                             currencies.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SIEQ 1          Goldman Sachs VIT            Objective: long-term capital appreciation. Invests  Goldman Sachs Asset
                International Equity Fund    primarily in equity securities of companies that    Management International
                                             are organized outside the U.S., or whose
                                             securities are principally traded outside the U.S.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SAGP 1          Janus Aspen Aggressive       Objective: long-term growth of capital. Invests     Janus Capital
                Growth Portfolio: Service    primarily in common stocks selected for their
                Shares                       growth potential and normally invests at least 50%
                                             of its equity assets in medium-sized companies.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SGIP 1          Janus Aspen Growth           Objective: long-term growth of capital in a manner  Janus Capital
                Portfolio: Service Shares    consistent with the preservation of capital.
                                             Invests  primarily in common stocks
                                             selected     for    their    growth
                                             potential.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SINT 1          Janus Aspen International    Objective: long-term growth of capital. Invests at  Janus Capital
                Growth Portfolio: Service    least 65% of its total assets in securities of
                Shares                       issuers from at least five different countries,
                                             excluding the U.S. It may at times invest all of
                                             its assets in fewer than five countries or even a
                                             single country.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SUDE 1          J.P. Morgan U.S.             Objective: provide high total return from a         J.P. Morgan
                Disciplined Equity Portfolio portfolio of selected equity securities through a disciplined management approach. Invests primarily
                                             in large- and medium-capitalization U.S. companies.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SREQ 1          Lazard Retirement Equity     Objective: long-term capital appreciation. Invests  Lazard Asset Management
                Portfolio                    primarily in equity securities, principally common
                                             stocks  of  relatively  large  U.S.
                                             companies (those whose total market
                                             value is more than $1 billion) that
                                             the Investment Manager believes are
                                             undervalued    based    on    their
                                             earnings, cash flow or
                                             asset values.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SRIE 1          Lazard Retirement            Objective: long-term capital appreciation. Invests  Lazard Asset Management
                International Equity         primarily in equity securities, principally common
                Portfolio                    stocks of relatively large non-U.S. companies
                                             (those whose total market value is more than $1
                                             billion) that the Investment Manager believes are
                                             undervalued based on their earnings, cash flow or
                                             asset values.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SNDS 1          MFS(R)New Discovery Series    Objective: capital appreciation. Invests primarily  MFS Investment in equity securities of emerging growth companies.  Management(R)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SRSS 1          MFS(R)Research Series         Objective: long-term growth of capital and future   MFS Investment
                                             income. Invests primarily in common stocks and      Management(R)
                                             related securities that have favorable prospects
                                             for long-term growth, attractive valuations based
                                             on current and expected earnings or cash flow,
                                             dominant or growing market share, and superior
                                             management.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SUTS 1          MFS(R)Utilities Series        Objective: capital growth and current income.       MFS Investment
                                             Invests primarily in equity and debt securities of  Management(R)
                                             domestic and foreign companies in the utilities
                                             industry.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SMCC 1          Royce Micro-Cap Portfolio    Objective: long-term growth of capital. Invests     Royce & Associates, Inc.
                                             primarily in a broadly diversified portfolio of
                                             equity securities issued by micro-cap companies
                                             (companies with stock market capitalizations below
                                             $300 million).
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SPRM 1          Royce Premier Portfolio      Objective: long-term growth of capital with         Royce & Associates, Inc.
                                             current income as a secondary objective. Invests
                                             primarily in a limited number of equity securities
                                             issued by small companies with stock market
                                             capitalization between $300 million and $1.5
                                             billion.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SVLU 1          Third Avenue Value Portfolio Objective: long-term capital appreciation. Invests  The Investment Adviser EQSF
                                             primarily in common stocks of well-financed         Advisers, Inc.
                                             companies at a substantial discount to what the
                                             Advisor believes is their true value.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SISM 1          Wanger International Small   Objective: long-term growth of capital. Invests     Wanger Asset Management, L.P.
                Cap                          primarily in stocks of small- and medium-size
                                             non-U.S. companies.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SUSC 1          Wanger U.S. Small Cap        Objective: long-term growth of capital. Invests     Wanger Asset Management, L.P.
                                             primarily in stocks of small- and medium-size U.S.
                                             companies.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SEGR 1          Warburg Pincus Trust         Objective: maximum capital appreciation. Invests    Credit Suisse Asset
                Emerging Growth Portfolio    primarily in equity securities of small - or        Management, LLC.
                                             medium sized U.S. emerging-growth companies.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SEQI 1          Wells Fargo VT Equity        Objective: long-term capital appreciation and       Wells Fargo Bank, N.A.,
                Income Fund                  above-average dividend income. Invests primarily    advisor; Wells Capital
                                             in   common    stocks   of   large,
                                             high-quality   domestic  Management
                                             Incorporated,     companies    with
                                             above-average  return potential and
                                             sub-advisor.
                                             above-average dividend income.
-------------------------------------------------------------------------------------------------------------------------------

The investment objectives and policies of some of the funds are similar to the investment objectives and policies of other mutual funds that an investment advisor or its affiliates manage. Although the objectives and policies may be similar, each fund will have its own portfolio holdings and its own fees and expenses. Accordingly, each fund will have its own investment results.

The investment managers and advisors cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are also available by contacting us at the address or telephone number on the first page of this prospectus.

All funds are available to serve as the underlying investments for variable annuities. Some funds also are available to serve as investment options for variable life insurance policies and qualified plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or qualified plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, policy owners and qualified plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and qualified plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the fund prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and qualified plan accounts.

The IRS issued final regulations relating to the diversification requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended (the
Code). Each fund intends to comply with these requirements.

The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

The U.S. Treasury and the Internal Revenue Service (IRS) indicated that they may provide additional guidance on investment control. This concerns how many variable subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the contract owner would be currently taxed on income earned within subaccount assets. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

The Fixed Accounts

Guarantee Period Accounts
You may also allocate purchase payments to one or more of the Guarantee Period Accounts with Guarantee Periods ranging from two to ten years. These accounts are not available in all states and are not offered after annuity payouts begin. Each Guarantee Period Account pays an interest rate that is declared when you allocate money to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a Guarantee Period Account.

We have no specific formula for determining the rate of interest that we declare as future interest rates on the Guarantee Period Accounts. We will declare the interest rates from time to time based on our analysis of current market conditions. In addition, we also may consider various other factors in determining the interest rates for a given Guarantee Period including regulatory and tax requirements; sales commissions and administrative expenses we bear; general economic trends; and competitive factors.

You may transfer money out of the Guarantee Period Accounts within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) At that time you may choose to start a new Guarantee Period of the same length, transfer the money to another Guarantee Period Account, transfer the money to any of the subaccounts, or withdraw the money from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period, we will automatically transfer the money into the one-year fixed account.

We hold amounts you allocate to the Guarantee Period Accounts in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the Guarantee Period Accounts. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the Guarantee Period Accounts.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

o Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;
o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies - Standard & Poor's, Moody's Investors Service or Duff and Phelp's - or are rated in the two highest grades by the National Association of Insurance Commissioners;
o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and
o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

Market Value Adjustment (MVA)
You may choose to transfer money out of a Guarantee Period Account at any time after 60 days of transfer or payment allocation into the account. The amount transferred or withdrawn will receive a MVA which will increase or decrease the actual amount transferred or withdrawn. We calculate the MVA using the formula shown below and we base it on the current level of interest rates compared to the rate of your Guarantee Period Account.

Amount transferred    x      (      l + i        )   n/12
                              --------------------
                             (   l + j + .001    )

Where: i   =   rate earned in the account from which funds are being transferred
       j   =   current rate for a new Guarantee Period equal to the remaining term in the current Guarantee Period
       n   =   number of months remaining in the current Guarantee Period
              (rounded up)

We will not make MVAs for amounts withdrawn for withdrawal charges, the annual contract administrative charge or paid out as a death claim. We also will not make MVAs on automatic transfers from the two-year Guarantee Period Account. We determine any applicable withdrawal charges based on the market value adjusted withdrawals. In some states the MVA is limited.

The one-year fixed account
You may allocate purchase payments to the one-year fixed account. We back the principal and interest guarantees relating to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit interest daily and compound it annually. We will change the interest rates from time to time at our discretion.

Interest in the one-year fixed account is not required to be registered with the SEC. However, the Market Value Adjustment interests under the contracts are registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account (but the SEC does review the disclosures in this prospectus on the Market Value Adjustment interests). Disclosures regarding the one-year fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the one-year fixed account.)

Buying Your Contract

You or your sales representative will send an application along with your initial purchase payment to our office. As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 90 or younger. (The age limit may be younger for qualified annuities in some states.)

When you apply, you may select:

o the optional 5% Accumulation Death Benefit*;
o the optional Guaranteed Minimum Income Benefit Rider (6% Accumulation  Benefit
Base)**;
o the optional 8%  Performance  Credit  Rider**;
o the one-year fixed account, Guarantee Period Accounts and/or subaccounts in which you want to invest;
o how you want to make purchase payments; and o a beneficiary.

The contract provides for allocation of purchase payments to the subaccounts of the variable account and/or to the fixed accounts in even 1% increments.

*This option is only available if you also select either the Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit Base) or the 8% Performance Credit Rider.

**You may select either the Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit Base) or the 8% Performance Credit Rider, but not both.

If your application is complete, we will process it and apply your purchase payment to the fixed accounts and subaccounts you selected within two business days after we receive it at our office. If we accept your application, we will send you a contract. If we cannot accept your application within five business days, we will decline it and return your payment. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. We will value the additional payments at the next accumulation unit value calculated after we receive your payments at our office.

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $25,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

The retirement date
Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to the maximum age or date described below. You can also select a date within the maximum limits. You can align this date with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the date, provided you send us written instructions at least 30 days before annuity payouts begin.

For nonqualified annuities and Roth IRAs, the retirement date must be:

o    no earlier than the 60th day after the contract's effective date; and
o no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.

For qualified annuities (except Roth IRAs), to avoid IRS penalty taxes, the retirement date generally must be:

o on or after the date the annuitant reaches age 59 1/2; and
o for IRAs and SEPs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2.

If you take the minimum IRA distribution as required by the Code from another tax-qualified investment, or in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later.

Beneficiary
We will pay your named  beneficiary  the death  benefit  if it  becomes  payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in Case of Death" for more about beneficiaries.)

Purchase payments

    Minimum initial purchase payment (includes SIPs):  $25,000
    -------------------------------------------------

    Minimum additional purchase payments:

      If paying by SIP:                        If paying by any other method:
         $50                                               $100

    Maximum total allowable purchase payments* (without prior approval):

    $1,000,000   for issue ages up to 85

    $  100,000    for issue ages 86 to 90

  *This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to increase the maximum limit. For qualified annuities, the qualified plan's limits on annual contributions also apply.

How to make purchase payments

1
By letter: Send your check along with your name and contract number to:

                  Regular mail:
                  American Enterprise Life Insurance Company
                  80 South Eighth Street
                  P.O. Box 534
                  Minneapolis, MN 55440-0534

                  Express mail:
                  American Enterprise Life Insurance Company
                  Attention: Unit 829
                  733 Marquette Avenue
                  Minneapolis, MN 55402

2
By SIP:           Contact your sales representative to complete the necessary
                  SIP paperwork.

Purchase payment credits
You will generally receive a purchase payment credit with every payment you make to your contract. We apply this credit immediately. We allocate the credit to the fixed accounts and subaccounts in the same proportions as your purchase payment. We calculate the credit as a percentage of the net current payment (current payment less the amount of partial withdrawals that exceed all prior purchase payments) according to the following schedule:

            If total net payments* made during        then the purchase payment
            the life of the contract equals.......    credit percentage equals..
            ----------------------------------         -------------------------

         $25,000 to less than $100,000                         3%
         $100,000 to less than $1 million                      4
         $1 million and over                                   5

*Net payments equal total payments less total withdrawals.

If you make subsequent payments which cause the contract to become eligible for a higher percentage credit, we will add credits to increase the credit percentage on prior payments (less withdrawals). We allocate credits according to the purchase payment allocation on the date we add the credits to the contract.

We fund the credit from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored.

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges - Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of these higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. For contract less than $100,000, this may occur if you make a full withdrawal after five years.

This credit is available because of lower costs associated with larger sized contracts and through revenue from a higher and longer withdrawal charge schedule, a higher contract administrative charge and a higher mortality and expense risk fee. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

We reserve the right to increase the amount of the credit for certain groups of contract owners. The increase will not be greater than 8% of total net payments. Increases in credit amounts are funded by reduced expenses expected from such groups.

Charges

Contract administrative charge
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and the fixed accounts in the same proportion your interest in each account bears to your total contract value. Some states restrict the amount you can allocate to the fixed accounts.

We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value or purchase payments made. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

Variable account administrative charge
We apply this charge daily to the subaccounts. It is reflected in the unit values of the subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

Mortality and expense risk fee
We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee and it totals 1.45% of their average daily net assets on an annual basis. This fee includes coverage in the contract under either the Maximum Anniversary Value Death Benefit or the 5% Accumulation Death Benefit. We cannot increase this fee. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the fixed accounts.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;
o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed in the following paragraphs, will cover sales and distribution expenses.

Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit Base) fee
We charge a fee based on the Guaranteed Income Benefit Base for this optional feature only if you choose this option.* If selected, we deduct the fee (currently 0.35%) from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value.

We apply the fee on an adjusted contract value calculated as the contract value plus the lesser of zero or (a) - (b), where:

(a) is the transfers from the subaccounts to the fixed accounts in the last six months, and
(b) is the total contract value in the fixed accounts.

This adjustment to the contract value allows us to base the charge largely on the subaccounts, and not on the fixed accounts. We will deduct the fee, adjusted for the number of calendar days coverage was in place, if the contract is terminated for any reason or when annuity payouts begin. We cannot increase this fee after the rider effective date and it does not apply after annuity payouts begin. We can increase this fee on new contracts up to a maximum of 0.75%.

8% Performance Credit Rider fee
We charge a fee for this optional feature only if you choose this option.* If selected, we deduct the fee of 0.25% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion as your interest in each account bears to your total contract value.

We will deduct this fee, adjusted for the number of calendar days coverage was in place, if the contract is terminated for any reason or when annuity payouts begin. We cannot increase the 8% Performance Credit Rider fee.

*You may select either the Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit Base) or the 8% Performance Credit Rider, but not both.

Withdrawal charge
If you withdraw all or part of your contract, you may be subject to a withdrawal charge. A withdrawal charge applies if all or part of the withdrawal amount is from purchase payments we received within nine years before withdrawal. The withdrawal charge percentages that apply to you are shown in your contract. In addition, amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a MVA. (See "The Fixed Accounts - Market Value Adjustments (MVA).")

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary contract value. (Your initial purchase payment is considered the prior anniversary contract value during the first contract year.) We do not assess a withdrawal charge on this amount.

2. Next we withdraw contract earnings, if any, that are greater than the annual 10% free withdrawal amount described in number one above. Contract earnings equal contract value less purchase payments received and not previously withdrawn. We do not assess a withdrawal charge on contract earnings.

NOTE: We determine contract earnings by looking at the entire contract value, not the earnings of any particular subaccount or the fixed accounts.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period shown in your contract. We withdraw these payments on a first-in, first-out (FIFO) basis. We do assess a withdrawal charge on these payments.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn:


 Years from purchase payment         Withdrawal charge
           receipt                      percentage
              1                              8%
              2                              8
              3                              8
              4                              8
              5                              7
              6                              6
              7                              6
              8                              4
              9                              2
          Thereafter                         0


For a partial withdrawal that is subject to a withdrawal charge, the amount we actually withdraw from your contract will be the amount you request plus any applicable withdrawal charge. We apply the withdrawal charge to this total amount. We pay you the amount you requested. If you make a full withdrawal of your contract, we also will deduct the $40 contract administrative charge.

Withdrawal charge under Annuity Payout Plan E - Payouts for a specified period. Under this payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.36% if the assumed investment rate is 3.5% and 6.86% if the assumed investment rate is 5%. The withdrawal charge is equal to the difference in discount values using the above discount rates and the assumed investment rate. In no event would your withdrawal charge exceed 9% of the amount available for payouts under the plan.

Withdrawal charge calculation example:
The following is an example of the calculation we would make to determine the withdrawal charge on a contract with this history:

o The contract date is Nov. 1, 2000 with a contract year of Nov. 1 through Oct. 30 and with an anniversary date of Nov. 1 each year; and

o        We received these payments
       - $10,000 Nov. 1, 2000;
       - $8,000 Dec. 31, 2006; and
       - $6,000 Feb. 20, 2008; and

o The owner withdraws the contract for its total withdrawal value of $38,101 on Aug. 5, 2010 and had not made any other withdrawals during that contract year; and

o    The prior anniversary Nov. 1, 2009 contract value was $38,488.

 Withdrawal Charge                                   Explanation

 $    0    $3,848.80 is 10% of the prior anniversary contract value withdrawn without withdrawal charge; and

 $    0    $10,252.20 is contract earnings in excess of the 10% free withdrawal amount withdrawn without withdrawal charge; and

 $    0    $10,000 Nov. 1, 2000 payment was received more than nine years before withdrawal and is withdrawn without withdrawal charge; and

  $640 $8,000 Dec. 31, 2006 payment is in its fourth year from receipt, withdrawn with an 8% withdrawal charge; and

           $6,000 Feb. 20, 2008 payment is in its third year from receipt
  $480      withdrawn with an 8% withdrawal charge.
  ----

$1,120

Waiver of withdrawal charges We do not assess withdrawal charges for:

o    withdrawals of any contract earnings;

o    withdrawals  of  amounts   totaling  up  to  10%  of  your  prior  contract
     anniversary contract value to the extent that it exceeds contract earnings;

o required minimum distributions from a qualified annuity (for those amounts required to be distributed from the contract described in this prospectus);
o    contracts settled using an annuity payout plan;
o withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);
o    amounts we refund to you during the free look period; and
o    death benefits.*

*However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract - Purchase payment credits.")

Contingent events
o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when the owner and annuitant are under age 76 on the date we issue the contract. You must provide proof satisfactory to us of the confinement as of the date you request withdrawal.

o To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

Premium taxes
Certain state and local governments impose premium taxes (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium tax when annuity payouts begin but we reserve the right to deduct this tax at other times, such as when you make purchase payments or when you make a full withdrawal from your contract.

Valuing Your Investment

We value your fixed accounts and subaccounts as follows:

Fixed accounts: We value the amounts you allocated to the fixed accounts directly in dollars. The value of a fixed account equals:

o the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the Guarantee Period Accounts;
o    plus any purchase payment credits allocated to the fixed accounts;
o    plus interest credited;
o minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;
o    minus any prorated contract administrative charge;
o minus any prorated portion of the Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit Base) fee (if applicable); and
o minus any prorated portion of the 8% Performance Credit Rider fee (if applicable).

Subaccounts: We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge, or the 8% Performance Credit Rider fee, or the Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit Base) fee, we subtract a certain number of accumulation units from your contract.

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

Number of units
To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

Accumulation unit value
The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

Net investment factor
We determine the net investment factor by:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
o    dividing that sum by the previous adjusted net asset value per share; and
o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

Factors that affect subaccount accumulation units
Accumulation units may change in two ways: in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

o    additional purchase payments you allocate to the subaccounts;
o    any purchase payment credits allocated to the subaccounts;
o    transfers into or out of the subaccounts;
o    partial withdrawals;
o    withdrawal charges;
o    prorated portions of the contract administrative charge;
o prorated portions of the Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit Base) fee (if selected); and/or
o    prorated portions of the 8% Performance Credit Rider fee (if selected).

Accumulation unit values will fluctuate due to:

o    changes in funds' net asset value;
o    dividends distributed to the subaccounts;
o    capital gains or losses of funds;
o    fund operating expenses; and/or
o mortality and expense risk fee and the variable account administrative charge.

Making the Most of Your Contract

Automated dollar-cost averaging
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year Guarantee Period Account to one or more subaccounts. The three to ten year Guarantee Period Accounts are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

                         How dollar-cost averaging works
By investing an                                   Amount       Accumulation unit       Number of units
equal number of                      Month       invested            value                purchased
dollars each month...                 Jan          $100               $20                    5.00
                                      Feb          100                18                     5.56
you automatically buy                 Mar          100                17                     5.88
more units when the                   Apr          100                15                     6.67
per unit market price                 May          100                16                     6.25
is low...                             Jun          100                18                     5.56
                                      Jul          100                17                     5.88
and fewer units when                  Aug          100                19                     5.26
the per unit market                  Sept          100                21                     4.76
price is high.                        Oct          100                20                     5.00


You paid an average price of only $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success with this strategy will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact us.

Asset Rebalancing
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semi-annually or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the fixed accounts. There is no charge for asset rebalancing.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

Transferring money between accounts
You may transfer money from any one subaccount, or the fixed accounts, to another subaccount before annuity payouts begin. (Certain restrictions apply to transfers involving the fixed accounts.) We will process your transfer on the valuation date we receive your request. We will value your transfer at the next accumulation unit value calculated after we receive your request. There is no charge for transfers. Before making a transfer, you should consider the risks involved in switching investments. Transfers out of the Guarantee Period
Accounts will be subject to a MVA if done more than 30 days before the end of the Guarantee Period.

We may suspend or modify transfer privileges at any time. Excessive trading activity can disrupt fund management strategy and increase expenses, which are borne by all contract owners who allocated purchase payments to the fund regardless of their transfer activity. We may apply modifications or restrictions in any reasonable manner to prevent transfers we believe will disadvantage other contract owners. (For information on transfers after annuity payouts begin, see "Transfer policies" below.)

Transfer policies
o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the fixed accounts at any time. However, if you made a transfer from the one-year fixed account to the subaccounts, you may not make a transfer from any subaccount back to the one-year fixed account for six months following that transfer.

o You may transfer contract values from the one-year fixed account to the subaccounts or the Guarantee Period Accounts once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA.

o You may transfer contract values from a Guarantee Period Account any time after 60 days of transfer or payment allocation to the account. Transfers made before the end of the Guarantee Period will receive a MVA, which may result in a gain or loss of contract value.

o If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the subaccounts or the Guarantee Period Accounts will be effective on the valuation date we receive it.

o We will not accept requests for transfers from the one-year fixed account at any other time.

o Once annuity payouts begin, you may not make transfers to or from the one-year fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, your choices of subaccounts may be limited.

o Once annuity payouts begin, you may not make any transfers to the Guarantee Period Accounts.

How to request a transfer or withdrawal

1            Send your name, contract number, Social Security Number
By letter:   or Taxpayer Identification Number and signed request
             for a transfer or withdrawal to:

             Regular mail:
             American Enterprise Life Insurance Company
             80 South Eighth Street
             P.O. Box 534
             Minneapolis, MN 55440-0534

             Express mail:
             American Enterprise Life Insurance Company
             Attention: Unit 829
             733 Marquette Avenue
             Minneapolis, MN 55402

             Minimum amount

             Transfers or
             withdrawals:              $500 or entire account balance

             Maximum amount

             Transfers or
             withdrawals:              Contract value

2 Your sales representative can help you set up automated By automated transfers or partial withdrawals among your subaccounts or fixed accounts. transfers and automated partial You can start or stop this service by written request or other method acceptable to us. withdrawals: You must allow 30 days for us to change any instructions that are currently in place.

o Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.
o Automated withdrawals may be restricted by applicable law under some contracts.
o You may not make additional purchase payments if automated partial withdrawals are in effect.
o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

              Minimum amount

              Transfers or
              withdrawals:         $100 monthly
                                   $250 quarterly, semi-annually or annually

3             Call between 7 a.m. and 6 p.m. Central time:
By phone:
              800-333-3437 or
              (612) 671-7700 (Minneapolis/St. Paul area)

              Minimum amount

              Transfers or
              withdrawals:          $500 or entire account balance

              Maximum amount

              Transfers:            Contract value
              Withdrawals:          $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit Base)
This optional Guaranteed Minimum Income Benefit Rider may be available in many jurisdictions for a separate annual charge, (see "Charges - Guaranteed Minimum Income Rider (6% Accumulation Benefit Base) fee"). You cannot select this rider if you select the 8% Performance Credit Rider. The rider guarantees a minimum amount of fixed annuity lifetime income during the annuity payout period if your contract has been in force for at least seven years, subject to the conditions described below. The rider also provides you the option of variable annuity payouts, with a guaranteed minimum initial payment. This rider is only available at the time you purchase your contract.

In some instances, we may allow you to add this rider if it was not available when you initially purchased your contract. In these instances we would add this rider at the next contract anniversary with the contract value at that anniversary reflected as the premium. All conditions of the rider would use this date as the effective date.

This rider does not create contract value or guarantee the performance of any investment option. Fixed annuity payouts under the terms of this rider will occur at the guaranteed annuity purchase rates based on the guaranteed annuitant mortality table in your contract and a 2.5% interest rate. We base first year payments from the variable annuity payout option offered under this rider on the same factors as the fixed annuity payout option. We base subsequent payments on the initial payment and an assumed annual return of 5%. Because this rider is based on guaranteed actuarial factors for the fixed option, the level of fixed lifetime income it guarantees may be less than the level that would be provided by applying the then current annuity factors. Likewise, for the variable annuity payout option, we base the rider on more conservative factors resulting in a lower initial payment and lower lifetime payments than those provided otherwise if the same benefit base were used. However, the Guaranteed Income Benefit Base described below establishes a floor, which when higher than the contract value, can result in a higher annuity payout level. Thus, the rider is a guarantee of a minimum amount of annuity income.

The Guaranteed Income Benefit Base uses the same calculation as the Variable Account 5% Floor but uses a 6% accumulation rate.

The Guaranteed Income Benefit Base, less any applicable premium tax, is the value that will be used to determine minimum annuity payouts if the rider is exercised.

We reserve the right to exclude subsequent payments and purchase payment credits paid in the last five years before exercise of the benefit in the calculation of the Guaranteed Income Benefit Base. We would do so only if such payments and credits total $50,000 or more or if they are 25% or more of total payments paid into the contract.

If we exclude such payments and credits, the Guaranteed Income Benefit Base would be calculated as the greatest of:

(a) contract value less "market value adjusted prior 5 years of payments and purchase payment credits"

(b) total  payments  and  purchase  payment  credits  less prior 5 years of
    payments  and  purchase   payment   credits,   less  adjusted   partial
    withdrawals

(c) the Variable Account 6% Floor, less the "6% adjusted prior 5 years of payments and purchase payment credits"

"Market value adjusted prior 5 years of payments and purchase payment credits" are calculated as the sum of each such payment or credit, multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such payment or credit. We calculate the estimated contract value at such anniversary by assuming that payments, credits and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

"6% Adjusted prior 5 years of payments and purchase payment credits" are calculated as the sum of each payment or payment credit accumulated at 6% for the number of full contract years they have been in the contract.

Conditions on election of the rider: The following conditions apply to the election of the rider:

o        you must elect the rider at the time you purchase your contract,
o you must elect either the Maximum Anniversary Value Death Benefit or the 5% Accumulation Death Benefit and
o        the annuitant must be age 75 or younger on the contract date.

Fund selection to continue the rider: You may allocate your purchase payments to any of the subaccounts or the fixed accounts. However, we reserve the right to limit the amount in the AXPSM Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you notice and ask that you reallocate your contract value so that the limitation is satisfied within 60 days. If after 60 days the limitation is not satisfied, the rider will be terminated.

Exercising the rider: The following conditions apply to the exercise of the rider:

o you may only exercise the rider within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the effective date of the rider, and

o the annuitant on the retirement date must be between 50 and 86 years old, and

o you can only take an annuity payout in one of the following annuity payout plans: - Plan A -- Life Annuity - no refund - Plan B -- Life Annuity with ten years certain - Plan D -- Joint and last survivor life annuity - no refund

Terminating the rider: The following conditions apply to the termination of the rider:

o you may terminate the rider within 30 days after the first anniversary of the latest of the effective date of the rider.
o you may terminate the rider any time after the seventh anniversary of the effective date of the rider.
o the rider will terminate on the date you make a full withdrawal from the contract, or annuity payouts begin, or on the date that a death benefit is payable.
o the rider will terminate on the contract anniversary after the annuitant's 86th birthday.

Example:
o The contract is purchased with a payment of $100,000 on Jan. 1, 2000, and a $4,000 purchase payment credit is added to the contract.
o  There are no additional purchase payments and no partial withdrawals.
o  The money is fully allocated to the subaccounts.
o The annuitant is male and age 55 on the contract date. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 on the contract date.
o  The contract is within 30 days after contract anniversary.

If the Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit Base) is exercised, the minimum fixed annuity monthly payout or the first year variable annuity monthly payout would be:

                                                                           Fixed Annuity Payout Options
                                                                        Minimum Guaranteed Annual Income

Contract Anniversary At         Guaranteed Income Benefit Base  Plan A --       Plan B --          Plan D --
Exercise                                                        Life  Annuity   Life Annuity       Joint and last
                                                                - no refund     with               survivor life
                                                                                ten years certain  annuity - no refund
              10                           $186,248                 $970.35           $944.28             $772.93
              15                           $249,242               $1,485.48         $1,415.69           $1,149.00

After the first year payments, lifetime income payments on a variable annuity payout option will depend on the investment performance of the subaccounts you select. The payments will be higher if investment performance is greater than a 5% annual return and lower if investment performance is less than a 5% annual return.

8% Performance Credit Rider
If this rider is available in your state, you may choose to add this benefit to your contract at issue. You cannot select this rider if you select the Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit Base). This feature provides certain benefits if your contract value has not reached or exceeded a Target Value (as defined below) on the seventh and tenth rider anniversaries.

Your benefits under this rider are as follows:

(a) if on the seventh rider anniversary, your contract value has not met or exceeded the Target Value, we will make a credit to your contract equal to 3% of your purchase payments and purchase payment credits less adjusted partial withdrawals, purchase payments and purchase payment credits made in the prior five years; and

(b) if on the tenth rider anniversary, your contract value has not met or exceeded the Target Value, we will make an additional credit to your contract equal to 5% of your purchase payments and purchase payment credits less adjusted partial withdrawals, purchase payments and purchase payment credits made in the prior five years.

On the tenth rider anniversary and every ten years thereafter while you have the contract, the ten year calculation period restarts. We use the contract value (after any credits) on that contract anniversary as the initial purchase payment for the calculation of the target value and any credit. Additional credits may then be made at the end of each ten year period as described above.

In some instances, we may allow you to add this rider if it was not available when you initially purchased your contract. In these instances we would add this rider at the next contract anniversary with the contract value at that anniversary reflected as the initial purchase payment for the calculation of the Target Value and any credit.

Target Value: The Target Value accumulates purchase payments and purchase payment credits at an annual interest rate of 8% until the tenth rider anniversary less adjusted partial withdrawals also accumulated at 8% until the tenth rider anniversary.

Adjusted partial withdrawals: We calculate the adjusted partial withdrawals for the 8% Performance Credit Rider for each partial withdrawal as the product of
(a)  times (b) where:

(a) is the ratio of the amount of partial withdrawal (including any applicable withdrawal charge) to the contract value on the date of (but prior to) the partial withdrawal, and

(b) is the Target Value on the date of (but prior to) the partial withdrawal.

Reset option: You can elect to lock in the growth in your contract by restarting the ten-year period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the initial purchase payment for the calculation of the target value and any credit. The next ten year calculation period will then restart at the end of the new ten year period from the most recent restart date. We must receive your request to restart the calculation period within 30 days after a contract anniversary.

Fund selection to continue the rider: You may allocate your purchase payments to any of the subaccounts or the fixed accounts. However, we reserve the right to limit the amount in the fixed accounts and the AXPSM Variable Portfolio - Cash Management Fund to 10% of the contract value. If we are required to activate this restriction and you have more than 10% of your contract value in these accounts, we will send you notice and ask you that you reallocate your contract value so that the limitation is satisfied in 60 days. If after 60 days the limitation is not satisfied, we will terminate the rider.

Terminating the rider: The following conditions apply to the termination of the rider:

o you may terminate the rider within 30 days following the first anniversary after the effective date of the rider.

o you may terminate the rider within 30 days following the tenth anniversary of the latest of the effective date of the rider or the last reset date.

o the rider will terminate on the date you make a full withdrawal from the contract, or annuity payouts begin, or on the date that a death benefit is payable.

Example:

o The contract is purchased with a payment of $100,000 on January 1, 2000 and a $4,000 purchase payment credit is added to the contract.
o    There are no additional purchase payments and no partial withdrawals.
o    On January 1, 2007, the contract value is $150,000.
o    The credit on January 1, 2007 is determined as:

     Target Value on January 1, 2007 =
     104,000 x (1.08)^7 = 104,000 x 1.71382 = $178,237.72

     As the target value of $178,237.72 is greater than the contract value of $150,000, a credit is made to the contract equal to $3,120 (or 3% of the purchase payment and credits of $104,000). Your total contract value on that date is $153,120.

o    On January 1, 2010, the contract value is $220,000.

o    The credit on January 1, 2010 is determined as:

     Target Value on January 1, 2010 =
     $104,000 x (1.08)^10 = $104,000 x 2.158924 = $224,528.20

     As the target value of $224,528.20 is greater than the contract value of $220,000, a credit is made to the contract equal to $5,200 (or 5% of the purchase payment and credits of $104,000). Your total contract value on that date is $225,200.

o The benefit automatically restarts on January 1, 2010 with the "initial payment" equal to $225,200 and the credit determination made on January 1, 2017 and January 1, 2020.

Withdrawals

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your withdrawal request on the valuation date we receive it. For total withdrawals, we will compute the value of your contract at the next accumulation unit value calculated after we receive your request. We may ask you to return the contract. You may have to pay charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E (see "The Annuity Payout Period - Annuity payout plans").

Withdrawal policies
If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts and/or the fixed accounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise.

Receiving payment By regular or express mail:

o        payable to owner;
o        mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

-- the withdrawal amount includes a purchase payment check that has not cleared; -- the NYSE is closed, except for normal holiday and weekend closings;
-- trading on the NYSE is restricted, according to SEC rules;
-- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or -- the SEC permits us to delay payment for the protection of security holders.

Changing Ownership

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding upon us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of a contract may be transferred to the annuitant.

Benefits in Case of Death

We will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. The benefit paid will be based on the death benefit coverage you select when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant. If you own the contract in joint tenancy with rights of survivorship, we will pay benefits upon the first to die of either you or the annuitant.

Maximum Anniversary Value Death Benefit Rider
If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following amounts less any purchase payment credits added in the last 12 months:

1.       the contract value; or

2. the total purchase payments paid plus purchase payment credits and less any "adjusted partial withdrawals"; or

3. the "maximum anniversary value" immediately preceding the date of death plus the dollar amount of any payments since that anniversary plus purchase payment credits and minus any "adjusted partial withdrawals" since that anniversary.

Maximum anniversary value: Each contract anniversary prior to the earlier of your or the annuitant's 81st birthday, we calculate the anniversary value which is the greater of:

(a)      the contract value on that anniversary; or

(b) total purchase payments made to the contract plus purchase payment credits and minus any "adjusted partial withdrawals".

The "maximum anniversary value" is equal to the greatest of these anniversary values.

Adjusted partial withdrawals: We calculate an "adjusted partial withdrawal " for each partial withdrawal as the product of (a) times (b) where:

                  (a) is the ratio of the amount of the partial withdrawal (including any applicable withdrawal charge) to the contract value on the date of (but prior to) the partial withdrawal; and

                  (b) is the  death  benefit  on the date of (but  prior to) the partial withdrawal.

After your or the annuitant's 81st birthday, the death benefit continues to be the death benefit value as of that date, plus any subsequent payments and purchase payment credits and minus any "adjusted partial withdrawals."

Example:
o The contract is purchased with a payment of $25,000 on Jan. 1, 2000. A purchase payment credit of $750 is added to the contract.

o On Jan. 1, 2001 (the first contract anniversary) the contract value has grown to $29,000.

o On March 1, 2001 the contract value has fallen to $27,000, at which point the owner takes a $1,500 partial withdrawal, leaving a contract value of $25,500.

The death benefit on March 1, 2001 is calculated as follows:

The "maximum anniversary value":                               $29,000.00
(the greatest of the anniversary values which was the contract value on Jan. 1, 2001)

plus any purchase payments paid since that anniversary:             +0.00

minus any "adjusted partial withdrawal" taken since that
anniversary, calculated as:        1,500  x  29,000    =         -1,611.11
                                   ----------------              ---------
                                   27,000

for a death benefit of:                                        $27,388.89

5% Accumulation Death Benefit Rider
If this rider is available in your state and both you and the annuitant are age 79 or younger on the contract date and you select either the Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit Base) or the 8% Performance Credit Rider, you may choose to add this benefit to you contract. This rider provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following amounts less any purchase payment credits added in the last 12 months:

1.       the contract value; or

2. the total purchase payments paid plus purchase payment credits and less any "adjusted partial withdrawals"; or

3.       the Variable Account 5% Floor

We calculate the "adjusted partial withdrawals" as described above except that only the benefit in number two is taken into account.

The Variable Account 5% Floor
The Variable Account 5% Floor is the sum of the value in the fixed accounts plus the variable account floor. On each contract anniversary prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by accumulating the prior anniversary's floor at 5%. On the first contract anniversary, the floor is increased by 5% of the accumulated initial purchase payments plus purchase payment credits allocated to the subaccounts. On any day that you allocate additional amounts to, or withdraw or transfer from the subaccounts, we adjust the floor by adding the additional amounts and subtracting the "adjusted partial withdrawals" or "adjusted transfers."

After the contract anniversary immediately following either your or the annuitant's 81st birthday, the Variable Account 5% Floor is the floor on that anniversary increased by additional amounts allocated to the subaccounts since that anniversary plus purchase payment credits and reduced by any "adjusted partial withdrawals" since that anniversary.

For the Variable Account 5% Floor, we calculate the "adjusted partial withdrawals" or "adjusted transfers" as the result of (a) times (b) where: (a) is the ratio of the amount of withdrawal (including any withdrawal charges) or transfer from the subaccounts to the total value in the subaccounts on the date of (but prior to) the withdrawal or transfer. (b) is the variable account floor on the date of (but prior to) the withdrawal or transfer.

Example:
o The contract is purchased with a payment of $25,000 on Jan. 1, 2000 and a $750 purchase payment credit is added to the contract with $5,100 allocated to the one-year fixed account and $20,650 allocated to the subaccounts.

o On Jan. 1, 2001 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23, 200.

o On March 1, 2001, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. The owner takes a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

The death benefit on March 1, 2001 is calculated as follows:


The variable account floor on Jan. 1, 2001,
calculated as:    1.05   x   20,650   =                         $ 21,682.50

plus any purchase payments paid since that anniversary:           + 0.00

minus any "adjusted partial withdrawals" from the subaccounts,
calculated as:    1,500   x   21,682.50   =
                      19,000                                    -$ 1,711.78
                                                                -----------

Variable Account Floor Benefit                                  $ 19,970.72
plus the one-year fixed account value                           + 5,300.00
                                                                ----------

for a death benefit of:
                                                                $ 25,270.72

If your spouse is sole beneficiary under a nonqualified annuity and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would have otherwise been paid. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. The Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit Base), if selected, is then terminated.

Under a qualified annuity, if the annuitant dies before the Code requires distributions to begin, and the spouse is the only beneficiary, the spouse may keep the contract as owner until the date on which the annuitant would have reached age 70 1/2 or any other date permitted by the Code. To do this, the spouse must give us written instructions within 60 days after we receive proof of death. The contract value is equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. The Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit Base), if selected, is then terminated.

Payments: Under a nonqualified annuity, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after we receive proof of death; and

o payouts begin no later than one year after your death, or other date as permitted by the Code; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value at the next accumulation unit value calculated after our death claim requirements are fulfilled. We pay interest, if any, from the date of death at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

Other rules may apply to qualified annuities. (See "Taxes").

The Annuity Payout Period

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amounts available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). You may reallocate this contract value to the one-year fixed account to provide fixed dollar payouts and/or among the subaccounts to provide variable annuity payouts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. The Guarantee Period Accounts are not available during this payout period.

Amounts of fixed and variable payouts depend on:

o        the annuity payout plan you select;
o        the annuitant's age and, in most cases, sex;
o        the annuity table in the contract; and
o        the amounts you allocated to the accounts at the settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

Annuity table
The annuity table in your contract shows the amount of the first monthly payment for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.) The table assumes that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts.

Substitution of 3.5% table
If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% table in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. Using the 5% table results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Annuity payout plans
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

o Plan A -- Life annuity - no refund: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we have made only one monthly payout, we will not make any more payouts.

o Plan B -- Life annuity with five, ten or 15 years certain: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o Plan C -- Life annuity - installment refund: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o Plan D -- Joint and last survivor life annuity - no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

o Plan E -- Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payment. The discount rate we use in the calculation will vary between 5.36% and 6.86% depending on the applicable assumed investment rate. (See "Charges - Withdrawal charge under Annuity Payout Plan E"). You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes").

     Restrictions for some qualified plans: If you purchased a qualified annuity, you may be required to select a payout plan that provides for payouts:

o  over the life of the annuitant;
o  over the joint lives of the annuitant and a designated beneficiary;
o  for a period not exceeding the life expectancy of the annuitant; or
o for a period not exceeding the joint life expectancies of the annuitant and a designated beneficiary.

You have the responsibility for electing a payout plan that complies with your contract and with applicable law.

If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you allocated to the one-year fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.

If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to you in a lump sum or to change the frequency of the payouts.

Death after annuity payouts begin
If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

Taxes

Generally, under current law, any increase in your contract value is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income are normally taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements.

Qualified annuities: We designed this contract for use with qualified retirement plans. Special rules apply to these retirement plans. Your rights to benefits may be subject to the terms and conditions of these retirement plans regardless of the terms of the contract.

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions during your life (except for Roth IRAs) and after your death. You should refer to your retirement plan or adoption agreement or consult a tax advisor for more information about your distribution rules.

Annuity payouts under nonqualified annuities: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax.

Tax law requires that all nonqualified deferred annuities issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

Annuity payouts under qualified annuities (except Roth IRAs): Under a qualified annuity, the entire payout generally is includable as ordinary income and is subject to tax except to the extent that contributions were made with after-tax dollars. If you or your employer invested in your contract with deductible or pre-tax dollars as part of a qualified retirement plan, such amounts are not considered to be part of your investment in the contract and will be taxed when paid to you.

Purchase payment credits and 8% Performance Credit Rider credits: These are considered earnings and are taxed accordingly.

Withdrawals: If you withdraw part or all of your contract before your annuity payouts begin, your withdrawal payment will be taxed to the extent that the value of your contract immediately before the withdrawal exceeds your investment. You also may have to pay a 10% IRS penalty for withdrawals you make before reaching age 59 1/2 unless certain exceptions apply. For qualified annuities, other penalties may apply if you withdraw your contract before your plan specifies that you can receive payouts.

Death benefits to beneficiaries: The death benefit under a contract (except a Roth IRA) is not tax-exempt. Any amount your beneficiary receives that represents previously deferred earnings within the contract is taxable as ordinary income to the beneficiary in the years he or she receives the payments. The death benefit under a Roth IRA generally is not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

Annuities owned by corporations, partnerships or trusts: For nonqualified annuities any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. This provision is effective for purchase payments made after Feb. 28, 1986. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.

Penalties: If you receive amounts from your contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received by you or your beneficiary:

o    because of your death;
o    because you become disabled (as defined in the Code);
o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary); or
o if it is allocable to an investment before Aug. 14, 1982 (except for qualified annuities).

For a qualified annuity, other penalties or exceptions may apply if you make withdrawals from your contract before your plan specifies that payouts can be made.

Withholding, generally: If you receive all or part of the contract value, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual tax return.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal), we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.

Some states also impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from any payment from which we deduct federal withholding. The withholding requirements may differ if we are making payment to a non-U.S. citizen or if we deliver the payment outside the United States.

Transfer of ownership of a nonqualified annuity: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer.

Collateral assignment of a nonqualified annuity: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal.

Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

Voting Rights

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o the reserve held in each  subaccount for your  contract;

o divided by the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

Substitution of Investments

We may substitute the funds in which the subaccounts invest if:

o        laws or regulations change,
o        existing funds become unavailable, or
o        in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute funds other than those currently listed in this prospectus for other funds.

We may also:

o        add new subaccounts;
o        combine any two or more subaccounts;
o        add subaccounts investing in additional funds;
o        transfer assets to and from the subaccounts or the variable account;and
o        eliminate or close any subaccounts.

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments. We will notify you of any substitution or change.

About the Service Providers

Principal Underwriter
American Express Financial Advisors Inc. (AEFA) serves as the principal underwriter for the contract. Its offices are located at IDS Tower 10, Minneapolis, MN 55440. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company.

The contracts will be distributed by broker-dealers which have entered into distribution agreements with AEFA and American Enterprise Life.

We will pay commissions for sales of the contracts of up to 7% of purchase payments to insurance agencies or broker-dealers that are also insurance agencies. Sometimes we pay the commissions as a combination of a certain amount of the commission at the time of sale and a trail commission (which, when totaled, could exceed 7% of purchase payments). In addition, we may pay certain sellers additional compensation for selling and distribution activities under certain circumstances. From time to time, we will pay or permit other promotional incentives, in cash or credit or other compensation.

Issuer
American Enterprise Life issues the annuities. American Enterprise Life is a wholly-owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC. AEFC is a wholly-owned subsidiary of American Express Company. American Express Company is a financial services company principally engaged through subsidiaries (in addition to AEFC) in travel related services, investment services and international banking services.

American Enterprise Life is a stock life insurance company organized in 1981 under the laws of the state of Indiana. Its administrative offices are located at 80 South Eighth Street, Minneapolis, MN 55402. Its statutory address is 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. American Enterprise Life conducts a conventional life insurance business.

Legal proceedings
A number of lawsuits have been filed against life and health insurers in jurisdictions in which American Enterprise Life and its affiliates do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents and other matters. IDS Life is a defendant in three class action lawsuits of this nature. American Enterprise Life is a named defendant in one of these suits, Richard W. and Elizabeth J. Thoresen vs. American Express Financial Corporation, American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York which was commenced in Minnesota State Court in October 1998. The action was brought by individuals who purchased an annuity in a qualified plan. The plaintiffs alleged that the sale of annuities in tax-deferred contributory retirement investment plans (e.g., IRAs) is never appropriate. The plaintiffs purported to represent a class consisting of all persons who made similar purchases. The plaintiffs sought damages in an unspecified amount.

American Enterprise Life is included as a party to preliminary settlement of all three class action lawsuits. We believe this approach will put these cases behind us and provide a fair outcome for our clients. Our decision to settle does not include any admission of wrongdoing. We do not anticipate that this proposed settlement, or any other lawsuits in which American Enterprise Life is a defendant, will have a material adverse effect on our financial condition.

Additional Information About American Enterprise Life

Selected financial data

The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.

                             Years ended Dec. 31, (thousands)

                              1999*   1998**          1998           1997            1996            1995              1994
Net investment income    $   243,525   $  258,163   $ 340,219    $   332,268     $    271,719    $   223,706       $   162,201

Net gain (loss) on
investments                    4,897    (1,526)        (4,788)         (509)          (5,258)         (1,154)          (1,190)

Other                          5,898     5,890          7,662         6,329            5,753           4,214             2,753

Total revenues           $   254,320  $  262,527   $  343,093    $   338,088     $   272,214     $   226,766       $   163,764
                         ===========    ===========  ===========    ===========     ===========     ===========       ===========

Income before income
taxes                    $    43,229   $  28,865   $   36,421    $    44,958     $    35,735     $    33,440      $     30,212
                         ============   ============ ============    ============    ============   ============     ===========

Net income               $    29,178   $  18,475    $   22,026   $    28,313     $     22,823    $     21,748      $    19,638
                         ============   ============ ============    ============    ============   ============    ===========

Total assets              $4,757,513    $5,033,598  $4,885,621     $4,973,413      $4,425,837       $3,570,960        $2,712,286
                          ==========    ===========  ==========     ==========      ==========      ==========       ==========

*Nine months ended Sept. 30, 1999
**Nine months ended Sept, 30, 1998

Management's discussion and analysis of financial condition and results of operations

Nine months ended September 30, 1999 Compared to the nine months ended September 30, 1998:

Net income increased 58 percent to $29 million for the nine months ended September 30, 1999. A decrease in benefits and expenses, driven primarily by a decrease in interest credited on investment contracts and a decrease in amortization of deferred policy acquisition costs more than offset a decrease in revenues, driven primarily by a decrease in net investment income.

Total revenues decreased to $254 million for the nine months ended September 30, 1999, compared to $263 million for the same period in 1998. The decrease is primarily due to a decrease in net investment income resulting from a decrease in average invested assets.

Net realized gains (losses) on investments were $4.9 million for the nine months ended September 1999, compared to $(1.5) million for the same period in 1998. The Company incurs realized losses when investments are sold at a loss and when a decline in fair value of a fixed maturity investment is determined to be other than temporary and it is written down to fair value.

Total benefits and expenses decreased 9.7 percent to $211 million for the nine months ended September 30, 1999 compared to $234 million for the same period in 1998. The largest component of expenses, interest credited on investment contracts, decreased to $157 million for the period, reflecting a decrease in annuities in force. Amortization of deferred policy acquisition costs decreased to $31 million for the nine months ended September 30, 1999 compared to $43 million for the same period in 1998. This decrease was primarily due to accelerating amortization in 1998 to reflect actual lapse experience on certain fixed annuities as well as lower deferred policy acquisition cost balances.

1998 Compared to 1997:
Net income decreased 22 percent to $22 million in 1998, compared to $28 million in 1997. An increase in revenues, resulting primarily from an increase in net investment income was more than offset by an increase in benefits and expenses, resulting primarily from an increase in amortization of deferred policy acquisition costs.

Total revenues increased to $343 million in 1998, compared with $338 million in 1997. The increase is primarily due to increases in net investment income and contractholder charges, partially offset by an increase in net realized loss on investments. Net investment income, the largest component of revenues, increased primarily as a result of an increase in investment yields.

Contractholder charges, which consist primarily of charges on annuity contracts, increased 12 percent to $6.4 million in 1998, compared with $5.7 million in 1997. This increase is primarily the result of an increase in surrender charges.

Net realized loss on investments increased to $4.8 million in 1998, compared to $0.5 million in 1997. The Company incurs realized losses when investments are sold at a loss and when a decline in the fair value of a fixed maturity investment is determined to be other than temporary and it is written down to fair value.

Total benefits and expenses increased 4.6 percent to $307 million in 1998. The largest component of expenses, interest credited on investment contracts, decreased to $229 million, reflecting a decrease in annuities in force and lower interest rates. Amortization of deferred policy acquisition costs increased to $54 million, compared to $37 million in 1997. This increase was due primarily to accelerating amortization to reflect actual lapse experience on certain fixed annuities.

1997 Compared to 1996:
Net income increased 24 percent to $28 million in 1997, compared to $23 million in 1996. This growth resulted primarily from an increase in net investment income, partially offset by an increase in interest credited on investment contracts.

Total revenues increased to $338 million in 1997, compared with $272 million in 1996. The increase is primarily due to an increase in net investment and a decrease in net realized loss on investments. Net investment income, the largest component of revenues, increased primarily as a result of an increase in investments owned and a slight increase investment yields.

Contractholder charges, which consist primarily of charges on annuity contracts, increased 3.6 percent to $5.7 million in 1997, compared with $5.5 million in 1996. This increase is primarily the result of an increase in surrender charges.

Net realized loss on investments decreased to $0.5 million in 1997, compared to $5.3 million in 1996. The Company incurs realized losses when investments are sold at a loss and when a decline in the fair value of a fixed maturity investment is determined to be other than temporary and it is written down to fair value.

Total benefits and expenses increased to $293 million in 1997. The largest component of expenses, interest credited on investment contracts, increased 21 percent to 231 million compared to $192 million in 1996. Amortization of deferred policy acquisition costs increased to $37 million compared to $31 million in 1996. These increases were due primarily to increased aggregate amounts in force.

Risk Management
The sensitivity analysis discussed below estimates the effects of hypothetical sudden and sustained change in the applicable market conditions on the ensuing year's earnings based on year-end positions. The market change, assumed to occur as of year-end, is a 100 basis point increase in market interest rates. Computations of the prospective effect of the hypothetical interest rate change is based on numerous assumptions, including relative levels of market interest rates, as well as the levels of assets and liabilities. The hypothetical change and assumptions will be different from what actually occurs in the future. Furthermore, the computations do not anticipate actions that may be taken by management if the hypothetical market change actually occurred over time. As a result, actual earnings effects in the future will differ from those quantified below.

The Company primarily invests in fixed income securities over a broad range of maturities for the purpose of providing fixed annuity clients with a competitive rate of return on their investments while minimizing risk, and to provide a dependable and targeted spread between the interest rate earned on investments and the interest rate credited to contractholders' accounts. The Company does not invest in securities to generate trading profits.

The Company has an investment committee that holds regularly scheduled meetings and, when necessary, special meetings. At these meetings, the committee reviews models projecting different interest rate scenarios and their impact on profitability. The objective of the committee is to structure the investment security portfolio based upon the type and behavior of products in the liability portfolio so as to achieve targeted levels of profitability.

Rates credited to contractholders' accounts are generally reset at shorter intervals than the maturity of underlying investments. Therefore, margins may be negatively impacted by increases in the general level of interest rates. Part of the committee's strategy includes the purchase of some types of derivatives, such as interest rate caps, swaps and floors, for hedging purposes. These derivatives protect margins by increasing investment returns if there is a sudden and severe rise in interest rates, thereby mitigating the impact of an increase in rates credited to contractholders' accounts.

The negative effect on the Company's pretax earnings of a 100 basis point increase in interest rates, which assumes repricings and customer behavior based on the application of proprietary models to the book of business at December 31, 1998, would be appoximately $3 million.

Liquidity and Capital Resources

The liquidity requirements of the Company are met by funds provided by premiums, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investment principal.

The primary uses of funds are policy benefits, commissions and operating expenses and investment purchases.

The Company has an available line of credit with American Express Financial Corporation aggregating $50 million. The line of credit is used strictly as short-term sources of funds. No borrowings were outstanding under the agreement at December 31, 1998. At December 31, 1998, outstanding reverse repurchase agreements totaled $51 million.

At December 31, 1998, investments in fixed maturities comprised 82 percent of the Company's total invested assets. Of the fixed maturity portfolio, approximately 32 percent is invested in GNMA, FNMA and FHLMC mortgage-backed securities which are considered AAA/Aaa quality.

At December 31, 1998, approximately 14 percent of the Company's investments in fixed maturities were below investment grade bonds. These investments may be subject to a higher degree of risk than the investment grade issues because of the borrower's generally greater sensitivity to adverse economic conditions, such as recession or increasing interest rates, and in certain instances, the lack of an active secondary market. Expected returns on below investment grade bonds reflect consideration of such factors. The Company has identified those fixed maturities for which a decline in fair value is determined to be other than temporary, and has written them down to fair value with a charge to earnings.

At December 31, 1998, net unrealized appreciation on fixed maturities held to maturity included $52 million of gross unrealized appreciation and $7 million of gross unrealized depreciation. Net unrealized appreciation on fixed maturities available for sale included $102 million of gross unrealized appreciation and $34 million of gross unrealized depreciation.

At December 31, 1998, the Company had an allowance for losses on mortgage loans totaling $8.5 million.

The National Association of Insurance Commissioners has established risk-based capital standards to determine the capital requirements of a life insurance company based upon the risks inherent in its operations. These standards require the computation of a risk-based capital amount which is then compared to a company's actual total adjusted capital. The computation involves applying factors to various statutory financial data to address four primary risks: asset default, adverse insurance experience, interest rate risk and external events. These standards provide for regulatory attention when the percentage of total adjusted capital to authorized control level risk-based capital is below certain levels. As of December 31, 1998, the Company's total adjusted capital was well in excess of the levels requiring regulatory attention.

Year 2000 Issue

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of American Enterprise Life and the variable account. All of the major systems used by American Enterprise Life and by the variable account are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. American Enterprise Life's and the variable account's businesses are heavily dependent upon AEFC's computer systems and have significant interactions with systems of third parties.

A comprehensive review of AEFC's computer systems and business processes including those specific to American Enterprise Life and the variable account, was conducted to identify the major systems that could be affected by the Year 2000 issue. Steps were taken to resolve potential problems including modification to existing software and the purchase of new software. As of Dec. 31, 1999, AEFC had completed its program of corrective measures on its internal systems and applications, including Year 2000 compliance testing. As of Dec. 31, 1999, AEFC had also completed an evaluation of the Year 2000 readiness of other third parties whose system failures could have an impact on American Enterprise Life's and the variable account's operations.

AEFC's Year 2000 project also included establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. As of Dec. 31, 1999, these plans had been amended to include specific Year 2000 considerations.

In assessing its Year 2000 initiatives and the results of actual production since Jan. 1, 2000, management believes no material adverse consequences were experienced, and there was no material effect on American Enterprise Life's and the variable account's business, results of operations, or financial condition as a result of the Year 2000 issue.

Reserves
In accordance with the insurance laws and regulations under which we operate, we are obligated to carry on our books, as liabilities, actuarially determined reserves to meet our obligations on our outstanding annuity contracts. We base our reserves for deferred annuity contracts on accumulation value and for fixed annuity contracts in a benefit status on established industry mortality tables. These reserves are computed amounts that will be sufficient to meet our policy obligations at their maturities.

Investments
Of our total investments of $4,503,960,000 at Dec. 31, 1998, 28% was invested in mortgage-backed securities, 53% in corporate and other bonds, 18% in primary mortgage loans on real estate and the remaining 1% in other investments.

Competition
We are engaged in a business that is highly competitive due to the large number of stock and mutual life insurance companies and other entities marketing insurance products. There are over 1,600 stock, mutual and other types of insurers in the life insurance business. Best's Insurance Reports, Life-Health edition 1998, assigned us one of its highest classifications, A+ (Superior).

Employees
As of Dec. 31, 1998, we had no employees.

Properties
We occupy office space in Minneapolis, MN, which is rented by AEFC. We reimburse AEFC for rent based on direct and indirect allocation methods. Facilities occupied by us are believed to be adequate for the purposes for which they are used and well maintained.

State Regulation
American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. The Company's books and accounts are subject to review by the Indiana Department of Insurance at all times. Such regulation does not, however, involve any supervision of the account's management or the company's investment practices or policies. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. A full examination of American Enterprise Life's operations is conducted periodically by the National Association of Insurance Commissioners.

Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

Directors and Executive Officers*

The directors and principal executive officers of American Enterprise Life and the principal occupation of each during the last five years is as follows:

Directors

James E. Choat
Born in 1947

Director, president and chief executive officer since 1996; Senior vice president - Institutional Products Group, AEFA, 1994 to 1997.

Richard W. Kling
Born 1940

Director and chairman of the board since March 1989.

Paul S. Mannweiler**
Born in 1949

Director since 1986; Partner at Locke Reynolds Boyd & Weisell since 1980.

Paula R. Meyer
Born in 1954

Director and executive vice president since 1998; vice president, AEFC since 1998; Piper Capital Management (PCM) President from Oct. 1997 to May 1998; PCM Director of Marketing from June 1995 to Oct. 1997; PCM Director of Retail Marketing from Dec. 1993 to June 1995.

William A. Stoltzmann
Born in 1948

Director since Sept. 1989; vice president, general counsel and secretary since 1985.

Officers other than directors

Jeffrey S. Horton
Born 1961

Vice president and treasurer since Dec. 1997; vice president and corporate treasurer, AEFC, since Dec. 1997; controller, American Express Technologies - Financial Services, AEFC, from July 1997 to Dec. 1997; controller, Risk Management Products, AEFC, from May 1994 to July 1997; director of finance and analysis, Corporate Treasury, AEFC, from June 1990 to May 1994.

Philip C. Wentzel
Born in 1961

Vice president and controller since 1998; vice president - Finance, Risk Management Products, AEFC since 1997; and director of financial reporting and analysis from 1992 to 1997.

*The address for all of the directors and principal officers is: IDS Tower 10, Minneapolis, MN 55440-0010 except for Mr. Mannweiler who is an independent director.

**Mr. Mannweiler's address is: 201 No. Illinois Street, Indianapolis, IN 46204

Executive compensation
Our executive officers also may serve one or more affiliated companies. The following table reflects cash compensation paid to the five most highly compensated executive officers as a group for services rendered in the most recent year to us and our affiliates. The table also shows the total cash compensation paid to all our executive officers, as a group, who were executive officers at any time during the most recent year.

Name of individual or
number in group          Position held                Cash compensation

Five most highly compensated $4,476,367 executive officers as a group:

Richard W. Kling                      Chairman of the Board
James E. Choat                        President and CEO
Stuart A. Sedlacek                    Executive Vice President
Lorraine R. Hart                      Vice President, Investments
Deborah L. Pederson                   Assistant Vice President, Investments

All executive officers as a group            $7,925,328
(12)

Security ownership of management
Our directors and officers do not beneficially own any outstanding shares of stock of the company. All of our outstanding shares of stock are beneficially owned by IDS Life. The percentage of shares of IDS Life owned by any director, and by all our directors and officers as a group, does not exceed 1% of the class outstanding.

Experts

Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 1998 and 1997, and for each of the three years in the period ended Dec. 31, 1998, as set forth in their report. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

American Enterprise Life Financial Information



                                    AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                                                   BALANCE SHEET
                                                September 30, 1999
                                                    (unaudited)
                                        ($ thousands, except share amounts)
ASSETS
Investments:
  Fixed maturities:
        Held to maturity, at amortized cost (fair value:
           1999, $1,023,281)                                                            $1,027,976
        Available for sale, at fair value (amortized cost:
           1999, $2,549,548)                                                             2,480,649
                                                                                       -----------
                                                                                         3,508,625

  Mortgage loans on real estate                                                            794,117
  Other investments                                                                          9,148
          Total investments                                                              4,311,890

Accounts receivable                                                                            914
Accrued investment income                                                                   57,967
Deferred policy acquisition costs                                                          186,723
Deferred income taxes                                                                       25,420
Other assets                                                                                    32
Separate account assets                                                                    174,567
                                                                                      ------------

          Total assets                                                                  $4,757,513

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
  Future policy benefits for fixed annuities                                            $4,049,397
  Policy claims and other policyholders' funds                                               8,304
  Amounts due to brokers                                                                    76,928
  Other liabilities                                                                         22,069
  Separate account liabilities                                                             174,567
                                                                                       -----------
          Total liabilities                                                              4,331,265

Stockholder's equity:
  Capital stock, $100 par value per share;
    100,000 shares authorized,
    20,000 shares issued and outstanding                                                     2,000
  Additional paid-in capital                                                               282,872
  Accumulated other comprehensive income:
     Net unrealized securities (losses) gains                                              (44,784)
  Retained earnings                                                                        186,160
          Total stockholder's equity                                                       426,248

Total liabilities and stockholder's equity                                              $4,757,513

                                              See accompanying notes.

                                    AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                                               STATEMENTS OF INCOME
                                          Nine months ended September 30,
                                                    (unaudited)
                                                   ($ thousands)

                                                                       1999              1998
                                                                 ---   ------      ---   ----
Revenues:
  Net investment income                                               $243,525          $258,163
  Contractholder charges                                                 4,317             5,018
  Mortality and expense risk fees                                        1,581               872
  Net realized gain (loss) on investments                                4,897            (1,526)
                                                                    ----------        ----------

          Total revenues                                               254,320           262,527
                                                                     ---------          --------

Benefits and expenses:
  Interest credited on investment contracts                            157,155           173,709
  Amortization of deferred policy acquisition costs                     30,637            43,051
  Other operating expenses                                              23,299            16,902
                                                                    ----------       -----------

          Total benefits and expenses                                  211,091           233,662
                                                                     ---------          --------

Income before income taxes                                              43,229            28,865

Income taxes                                                            14,051            10,390
                                                                    ----------      ------------

Net income                                                           $  29,178          $ 18,475
                                                                     =========         =========

                                              See accompanying notes.




                                    AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                                             STATEMENTS OF CASH FLOWS
                                          Nine months ended September 30,
                                                    (unaudited)
                                                   ($ thousands)
                                                                                1999              1998
                                                                          -   --------      -   ------
Cash flows from operating activities:
  Net income                                                                 $   29,178           $18,475
  Adjustments to reconcile net income to net cash
    provided by (used in) operating activities:
      Change in accrued investment income                                         3,773            (1,802)
      Change in accounts receivable                                                 (82)               44
      Change in deferred policy acquisition costs, net                            9,756            23,054
      Change in other assets                                                         10                84
      Change in policy claims and other policyholders' funds                        915            (3,220)
      Deferred income tax benefit                                                  (448)          (10,539)
      Change in other liabilities                                                (2,430)            8,960
      Amortization of premium                                                     1,394               158
      Net realized gain on investments                                           (4,897)            1,526
      Other, net                                                                  (1,772)            (302)
                                                                          ---------------       ----------

         Net cash provided by operating activities                               35,397            36,438

Cash flows from investing activities: Fixed maturities held to maturity:
        Maturities                                                               47,277            61,786
        Sales                                                                     5,681            30,468
    Fixed maturities available for sale:
        Purchases                                                              (589,946)         (298,885)
        Maturities                                                              216,467           239,612
        Sales                                                                   359,677            43,579
    Other investments:
        Purchases                                                               (20,766)         (145,374)
        Sales                                                                    41,705            53,043
    Change in amounts due from brokers                                             (619)               --
    Change in amounts due to brokers                                             22,581            94,129
                                                                             ----------          --------

          Net cash provided by investing activities                              82,057            78,358

Cash flows from financing activities: Activity related to investment contracts:
    Considerations received                                                     244,670           237,037
    Surrenders and other benefits                                              (519,255)         (525,542)
    Interest credited to account balances                                       157,131           173,709
                                                                             ----------        ----------

          Net cash used in financing activities                                (117,454)         (114,796)
                                                                            ------------      ------------

Net increase (decrease) in cash and cash equivalents                                 --                --

Cash and cash equivalents at beginning of period                                      --                --
                                                                          --------------    --------------

Cash and cash equivalents at end of year                                   $          --     $          --
                                                                          ==============    ==============

                                              See accompanying notes.

                                    AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                                           NOTES TO FINANCIAL STATEMENTS
                                                    (unaudited)

1.   General

     In the opinion of the management of American Enterprise Life Insurance Company (the Company), the accompanying unaudited financial statements contain all adjustments (consisting of normal recurring adjustments) necessary to present fairly its balance sheet as of September 30, 1999 and the related statements of income and cash flows for the nine month periods ended September 30, 1999 and 1998.

2.   New Accounting Pronouncement

     In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 133 (FAS 133), Accounting for Derivative Instruments and Hedging Activities. In July 1999, The FASB issued FAS 137, which defers the effective date for implementation of FAS 133 by one year, making FAS 133 effective no later than January 1, 2001 for the Company's financial statements. FAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets of liabilities in the balance sheet and measure those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the resulting designation. Earlier application of all of the provisions of FAS 133 is encouraged, but is permitted only as of the beginning of any fiscal quarter that begins after issuance of FAS 133. This Statement cannot be applied retroactively. The Company has not yet determined when it will implement FAS 133. The ultimate financial impact of the new rule will be measured based on the derivatives in place at adoption and cannot be estimated at this time.

3.   Comprehensive Loss

     For nine months ending September 30, 1999 comprehensive loss is as follows:

      Net income                                  $29,178
      Net unrealized loss on investments          (89,079)
                                                  --------
         Comprehensive loss                      $(59,901)
                                                  =========

Report of Independent Auditors

The Board of Directors
American Enterprise Life Insurance Company


We have audited the accompanying balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 1998 and 1997, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Enterprise Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.





February 4, 1999
Minneapolis, Minnesota


                                    AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                                                  BALANCE SHEETS
                                                   December 31,
                                        ($ thousands, except share amounts)

ASSETS                                                                                  1998              1997
------                                                                             - -----------    -  -------

Investments:
  Fixed maturities:
        Held to maturity, at amortized cost (fair value:
           1998, $1,126,732 ; 1997, $1,223,108)                                         $1,081,193       $1,186,682
        Available for sale, at fair value (amortized cost:
           1998, $2,526,712; 1997, $2,609,621)                                           2,594,858        2,685,799
                                                                                       -----------      -----------
                                                                                         3,676,051        3,872,481

  Mortgage loans on real estate                                                            815,806          738,052
  Other investments                                                                         12,103           16,024
                                                                                     -------------    -------------
          Total investments                                                              4,503,960        4,626,557

Accounts receivable                                                                            214              563
Accrued investment income                                                                   61,740           59,588
Deferred policy acquisition costs                                                          196,479          224,501
Other assets                                                                                    43              117
Separate account assets                                                                    123,185           62,087
                                                                                      ------------    -------------

          Total assets                                                                  $4,885,621       $4,973,413
                                                                                        ==========       ==========

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
  Future policy benefits for fixed annuities                                            $4,166,852       $4,343,213
  Policy claims and other policyholders' funds                                               7,389           11,328
  Deferred income taxes                                                                     23,199           35,601
  Amounts due to brokers                                                                    54,347           34,935
  Other liabilities                                                                         24,500           16,905
  Separate account liabilities                                                             123,185           62,087
                                                                                       -----------     ------------
          Total liabilities                                                              4,399,472        4,504,069

Stockholder's equity:
  Capital stock, $100 par value per share;
    100,000 shares authorized,
    20,000 shares issued and outstanding                                                     2,000            2,000
  Additional paid-in capital                                                               282,872          282,872
  Accumulated other comprehensive income:
     Net unrealized securities gains                                                        44,295           49,516
  Retained earnings                                                                        156,982          134,956
                                                                                      ------------     ------------
          Total stockholder's equity                                                       486,149          469,344
                                                                                      ------------     ------------

Total liabilities and stockholder's equity                                              $4,885,621       $4,973,413
                                                                                        ==========       ==========



                                              See accompanying notes.


                                    AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                                               STATEMENTS OF INCOME
                                             Years ended December 31,
                                                   ($ thousands)

                                                                       1998              1997             1996
                                                                 ---   ------      ---   ------     ---   ----
Revenues:
  Net investment income                                               $340,219          $332,268         $271,719
  Contractholder charges                                                 6,387             5,688            5,450
  Mortality and expense risk fees                                        1,275               641              303
  Net realized loss on investments                                      (4,788)             (509)          (5,258)
                                                                    ----------        ----------      -----------

          Total revenues                                               343,093           338,088          272,214
                                                                     ---------         ---------       ----------

Benefits and expenses:
  Interest credited on investment contracts                            228,533           231,437          191,672
  Amortization of deferred policy acquisition costs                     53,663            36,803           30,674
  Other operating expenses                                              24,476            24,890           14,133
                                                                    ----------        ----------         --------

          Total benefits and expenses                                  306,672           293,130          236,479
                                                                     ---------         ---------          -------

Income before income taxes                                              36,421            44,958           35,735

Income taxes                                                            14,395            16,645           12,912
                                                                    ----------        ----------        ---------

Net income                                                           $  22,026         $  28,313         $ 22,823
                                                                     =========         =========         ========


                                              See accompanying notes.


                                    AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                                        STATEMENTS OF STOCKHOLDER'S EQUITY
                                        Three years ended December 31, 1998
($ thousands)
                                                                                               Accumulated Other
                                                                                                 Comprehensive
                                                         Total                    Additional
                                                     Stockholder's    Capital      Paid-In          Income,         Retained
                                                         Equity       Stock        Capital         Net of Tax       Earnings

Balance, December 31, 1995                               $296,816       $2,000       $177,872        $ 33,124         $83,820
Comprehensive income:
     Net income                                            22,823           --             --              --          22,823
      Unrealized holding losses arising
           during the year, net of  taxes of
        $12,282                                           (22,810)          --             --         (22,810)             --
      Reclassification adjustment for losses
           included in net income, net of tax
           of $(1,093)                                      2,029           --             --           2,029              --
                                                                                               -------------------
                                                    -----------------
     Other comprehensive loss                             (20,781)          --             --         (20,781)             --
                                                    -----------------
     Comprehensive income                                   2,042
Capital contribution from parent                           65,000           --         65,000              --              --
                                                    ---------------------------------------------------------------------------

Balance, December 31, 1996                                363,858        2,000        242,872          12,343         106,643
Comprehensive income:
     Net income                                            28,313           --             --              --          28,313
     Unrealized holding gains arising
          during the year, net of taxes of
       $(19,891)                                           36,940           --             --          36,940              --
       Reclassification adjustment for losses
           included in net income, net of tax
           of $(126)                                          233           --             --             233              --
                                                                                               -------------------
                                                    -----------------
     Other comprehensive income                            37,173           --             --          37,173              --
                                                    -----------------
     Comprehensive income                                  65,486
Capital contribution from parent                           40,000                      40,000
                                                    ---------------------------------------------------------------------------

Balance, December 31, 1997                                469,344        2,000        282,872          49,516         134,956
Comprehensive income:
     Net income                                            22,026           --             --              --          22,026
     Unrealized holding losses arising
         during the year, net of taxes of $3,400           (6,314)          --             --          (6,314)             --
     Reclassification adjustment for losses
          included in net income, net of tax                1,093
          of $(588)                                                         --             --           1,093              --
                                                    -----------------                          -------------------
                                                                                               -------------------
     Other comprehensive loss                              (5,221)          --             --          (5,221)             --
                                                    -----------------
                                                    -----------------
     Comprehensive income                                  16,805
                                                    ---------------------------------------------------------------------------

Balance, December 31, 1998                               $486,149       $2,000       $282,872         $44,295        $156,982
                                                    ===========================================================================
                                              See accompanying notes.


                                    AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                                             STATEMENTS OF CASH FLOWS
                                             Years ended December 31,
                                                   ($ thousands)
                                                                                1998              1997             1996__
                                                                          -   --------      -   --------         --------
Cash flows from operating activities:
  Net income                                                                 $   22,026        $   28,313        $   22,823
  Adjustments to reconcile net income to net cash
    provided by (used in) operating activities:
      Change in accrued investment income                                        (2,152)           (8,017)           (9,692)
      Change in accounts receivable                                                 349             9,304                --
      Change in deferred policy acquisition costs, net                           28,022           (21,276)          (32,651)
      Change in other assets                                                         74             4,840           (10,007)
      Change in policy claims and other policyholders' funds                     (3,939)          (16,099)           15,786
      Deferred income tax (benefit) provision                                    (9,591)           (2,485)            5,084
      Change in other liabilities                                                 7,595             1,255             8,621
      Amortization of premium (accretion of discount), net                          122            (2,316)           (2,091)
      Net realized loss on investments                                            4,788               509             5,258
      Other, net                                                                  2,544               959              (129)
                                                                          -------------         ---------         ----------

         Net cash provided by (used in) operating activities                     49,838            (5,013)            3,002

Cash flows from investing activities: Fixed maturities held to maturity:
        Purchases                                                                    --            (1,996)          (16,967)
        Maturities                                                               73,601            41,221            26,190
        Sales                                                                    31,117            30,601            27,944
    Fixed maturities available for sale:
        Purchases                                                              (298,885)         (688,050)         (921,914)
        Maturities                                                              335,357           231,419           212,212
        Sales                                                                    48,492            73,366            47,542
    Other investments:
        Purchases                                                              (161,252)         (199,593)         (212,182)
        Sales                                                                    78,681            29,139            19,850
    Change in amounts due to brokers                                             19,412           (53,796)           88,568
                                                                             ----------        -----------       ----------

          Net cash provided by (used in) investing activities                   126,523          (537,689)         (728,757)

Cash flows from financing activities: Activity related to investment contracts:
    Considerations received                                                     302,158           783,339           846,378
    Surrenders and other benefits                                              (707,052)         (552,903)         (312,362)
    Interest credited to account balances                                       228,533           231,437           191,672
  Change in securities sold under repurchase agreements                              --                --           (67,000)
  Capital contribution from parent                                                     --          40,000            65,000
                                                                          ---------------      ----------         ---------

          Net cash (used in) provided by financing activities                  (176,361)          501,873           723,688
                                                                             -----------        ---------          --------

Net decrease in cash and cash equivalents                                            --           (40,829)           (2,067)

Cash and cash equivalents at beginning of year                                         --          40,829            42,896
                                                                          ---------------      ----------         ---------

Cash and cash equivalents at end of year                                  $          --     $          --        $   40,829
                                                                          ==============    ==============       ==========
                                              See accompanying notes.

1.   Summary of significant accounting policies

     Nature of business

     American Enterprise Life Insurance Company (the Company) is a stock life insurance company that is domiciled in Indiana and is licensed to transact insurance business in 48 states. The Company's principal product is deferred annuities, which are issued primarily to individuals. It offers single premium and annual premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well.

     Basis of presentation

     The Company is a wholly owned subsidiary of IDS Life Insurance Company (IDS
     Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly owned subsidiary of American Express Company. The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance (see Note 4).

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Investments

     Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of accumulated other comprehensive income, net of deferred income taxes.

     Realized investment gain or loss is determined on an identified cost basis.

     Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

     Mortgage loans on real estate are carried at amortized cost less an allowance for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

     Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in an allowance for mortgage loan losses. The allowance for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the allowance account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the allowance for mortgage loan losses.

     The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

     The cost of interest rate caps and floors is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps and floors is included in other investments.

     When evidence  indicates a decline,  which is other than temporary,  in the
     underlying  value  or  earning  power  of  individual   investments,   such
     investments are written down to the fair value by a charge to income.

     Statements of cash flows

     The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

     Supplementary information to the statements of cash flows for the years ended December 31, is summarized as follows:

                                         1998              1997         1996
                                         ----              -----        ----
    Cash paid during the year for:
      Income taxes                       $19,035          $19,456       $10,317
      Interest on borrowings               5,437            1,832           998

     Contractholder charges

     Contractholder   charges  include  surrender  charges  and  fees  collected regarding the issue and administration of annuity contracts.

1.       Summary of significant accounting policies (continued)

     Deferred policy acquisition costs

     The costs of acquiring new business, principally sales compensation, policy issue costs, and certain sales expenses, have been deferred on annuity contracts. These costs are amortized using primarily the interest method.

     Liabilities for future policy benefits

     Liabilities for deferred annuities are accumulation values. Liabilities for fixed annuities in a benefit status are based on the established industry mortality tables with various interest rates ranging from 5.5 percent to
     8.75 percent, depending on year of issue.

     Federal income taxes

     The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

     Included in other liabilities at December 31, 1998 and 1997 are $3,504 payable to and $1,289, receivable from, respectively, IDS Life for federal income taxes.

     Separate account business

     The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity contract owners. The Company receives mortality and expense risk fees from the variable annuity separate accounts.

     The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

     Accounting Changes

     Effective January 1, 1998, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income." SFAS No. 130 requires the reporting and display of comprehensive income and its components. Comprehensive income is defined as the aggregate change in stockholder's equity excluding changes in ownership interests. For the Company, it is net income and the unrealized gains or losses on available-for-sale securities net of taxes and reclassification adjustment.

     In March 1998, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 98-1, "Accounting for Costs of Computer Software Developed or obtained for Internal Use." The SOP, which is effective January 1, 1999, requires the capitalization of certain costs incurred after the date of adoption to develop or obtain software for internal use. Software utilized by the Company is owned by AEFC and will be capitalized on AEFC's financial statements. As a result, the new rule will not have a material impact on the Company's results of operations or financial condition.

     In December 1997, the AICPA issued SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments", providing guidance for the timing of recognition of liabilities related to guaranty fund assessments. The Company will adopt the SOP on January 1, 1999. The Company has historically carried a balance in other liabilities on the balance sheet for potential guaranty fund assessment exposure. Adoption of the SOP will not have a material impact on the Company's results of operations or financial condition

     In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which is effective January 1, 2000. This Statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the resulting designation. Earlier application of all of the provisions of this Statement is encouraged, but it is permitted only as of the beginning of any fiscal quarter that begins after issuance of the Statement. This Statement cannot be applied retroactively. The ultimate financial impact of the new rule will be measured based on the derivatives in place at adoption and cannot be estimated at this time.

     Reclassification

     Certain 1997 and 1996 amounts have been reclassified to conform to the 1998 presentation.

2.   Investments

     Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

     The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1998 are as follows:

                                                                       Gross            Gross
                                                    Amortized       Unrealized       Unrealized          Fair
    Held to maturity                                  Cost              Gains          Losses            Value
    ----------------                             --------------   ----  -------        ------       ---- -----
    U.S. Government agency obligations            $       8,652     $      423      $        --      $      9,075
    State and municipal obligations                       3,003            149               --             3,152
    Corporate bonds and obligations                     877,140         48,822            6,670           919,292
    Mortgage-backed securities                          192,398          2,844               29           195,213
                                                   ------------     ----------       ----------       -----------
                                                     $1,081,193       $ 52,238          $ 6,699        $1,126,732
                                                     ==========       ========          =======        ==========

    Available for sale
    U.S. Government agency obligations            $       2,062    $       116      $        --      $      2,178
    Corporate bonds and obligations                   1,472,814         69,990           34,103         1,508,701
    Mortgage-backed securities                        1,051,836         32,232               89         1,083,979
                                                    -----------     ----------      -----------         ---------
                                                     $2,526,712       $102,338          $34,192        $2,594,858
                                                     ==========       ========          =======        ==========

     The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1997 are as follows:

                                                                       Gross            Gross
                                                    Amortized       Unrealized       Unrealized          Fair
    Held to maturity                                  Cost              Gains           Losses           Value
    ----------------                             --------------   ----  -------    --   ------      ---- -----
    U.S. Government agency obligations            $      11,120     $      710      $        --     $      11,830
    State and municipal obligations                       3,003            173               --             3,176
    Corporate bonds and obligations                     970,498         38,176            2,763          1005,911
    Mortgage-backed securities                          202,061          1,497            1,367           202,191
                                                   --------------   ----------         --------      ------------
                                                     $1,186,682       $ 40,556          $ 4,130        $1,223,108
                                                     ==========       ========          =======        ==========

    Available for sale
    U.S. Government agency obligations            $       2,077     $       13       $       --      $      2,090
    Corporate bonds and obligations                   1,273,217         52,207            8,020         1,317,404
    Mortgage-backed securities                        1,334,327         33,017            1,039         1,366,305
                                                    -----------       --------          -------         ---------
                                                     $2,609,621        $85,237           $9,059        $2,685,799
                                                     ==========        =======           ======        ==========


     The amortized cost and fair value of investments in fixed maturities at December 31, 1998 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                            Amortized            Fair
    Held to maturity                           Cost             Value

    Due in one year or less                $     33,208      $     33,499
    Due from one to five years                  215,010           227,139
    Due from five to ten years                  539,917           562,708
    Due in more than ten years                  100,660           108,173
    Mortgage-backed securities                  192,398           195,213
                                           ------------      ------------
                                             $1,081,193        $1,126,732

                                            Amortized            Fair
    Available for sale                         Cost             Value

    Due in one year or less              $          350    $          358
    Due from one to five years                   96,412           101,441
    Due from five to ten years                  981,556         1,021,961
    Due in more than ten years                  396,558           387,119
    Mortgage-backed securities                1,051,836         1,083,979
                                              ---------         ---------
                                             $2,526,712        $2,594,858

     During the years ended December 31, 1998, 1997 and 1996, fixed maturities classified as held to maturity were sold with amortized cost of $31,117, $29,561 and $27,969, respectively. Net gains and losses on these sales were not significant. The sales of these fixed maturities were due to significant deterioration in the issuers' creditworthiness.

     In addition, fixed maturities available for sale were sold during 1998 with proceeds of $48,492 and gross realized gains and losses of $2,835 and $4,516, respectively. Fixed maturities available for sale were sold during 1997 with proceeds of $73,366 and gross realized gains and losses of $1,081 and $1,440, respectively.Fixed maturities available for sale were sold during 1996 with proceeds of $47,542 and gross realized gains and losses of $17 and $3,139, respectively.

     At December 31, 1998, bonds carried at $3,292 were on deposit with various states as required by law.

     At December 31, 1998, investments in fixed maturities comprised 82 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $480 million which are rated by AEFC internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

           Rating                              1998             1997
    ----------------------              --   --------     --  ------
    Aaa/AAA                                 $1,242,301        $1,531,588
    Aa/AA                                       45,526            34,167
    Aa/A                                        60,019            69,775
    A/A                                        422,725           421,733
    A/BBB                                      228,656           222,022
    Baa/BBB                                  1,030,874           954,962
    Baa/BB                                      79,687            84,053
    Below investment grade                     498,117           478,003
                                          ------------      ------------
                                            $3,607,905        $3,796,303

     At December 31, 1998, approximately 94 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than one percent of the Company's total investments in fixed maturities.

     At December 31, 1998, approximately 18 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                                               December 31, 1998                        December 31, 1997
                                            -----------------------                  ---------------------
                                          On Balance         Commitments         On Balance         Commitments
    Region                                   Sheet           To Purchase           Sheet            to Purchase
    ----------------------------------
    ----------------------------------
    South Atlantic                          $198,552            $    651          $186,714            $   9,199
    Middle Atlantic                          129,284                 520           128,239               10,167
    East North Central                       134,165               2,211           125,018                6,294
    Mountain                                 113,581                  --            94,061               11,620
    West North Central                       119,380               9,626            96,701               11,135
    New England                               46,103                  --            50,932                   --
    Pacific                                   43,706                  --            33,052                   --
    West South Central                        32,086                  --            19,573                   --
    East South Central                         7,449                  --             7,480                   --
                                           ---------        ------------         ---------         ------------
                                             824,306              13,008           741,770               48,415
    Less allowance for losses                  8,500                  --             3,718                   --
                                          ----------        ------------        ----------         ------------
                                            $815,806             $13,008          $738,052              $48,415
                                            ========             =======          ========              =======


                                               December 31, 1998                       December 31, 1997
                                              -------------------                     -------------------
                                          On Balance         Commitments         On Balance         Commitments
              Property type                  Sheet            to Purchase          Sheet            to Purchase
    ----------------------------------
    ----------------------------------
    Department/retail stores                $253,380          $     781           $242,307          $    9,683
    Apartments                               186,030              2,211            189,752              10,167
    Office buildings                         206,285              9,496            169,177               7,262
    Industrial buildings                      82,857                520             60,195              17,430
    Hotels/Motels                             45,552                 --             33,508                  --
    Medical buildings                         33,103                 --             30,103               3,873
    Nursing/retirement homes                   6,731                 --              9,552                  --
    Mixed Use                                 10,368                 --              7,176                  --
                                          ----------       ------------          ---------        ------------
                                             824,306             13,008            741,770              48,415
    Less allowance for losses                  8,500                 --              3,718                  --
                                         -----------        -----------         ----------         -----------
                                            $815,806            $13,008           $738,052             $48,415
                                            ========            =======           ========             =======

     Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

     At December 31, 1998, the Company's recorded investment in impaired loans was $1,932 with an allowance of $500. At December 31, 1997, the Company's recorded investment in impaired loans was $4,443 with an allowance of $718. During 1998 and 1997, the average recorded investment in impaired loans was $2,736 and $6,473, respectively.

     The Company recognized $251, $nil and $nil of interest income related to impaired loans for the years ended December 31, 1998, 1997 and 1996, respectively.

     The following table presents changes in the allowance for investment losses related to all loans:

                                           1998             1997          1996
                                     -     ----       -     ----    -     ----
    Balance, January 1                     $3,718           $2,370     $    --
    Provision for investment losses         4,782            1,805       2,370
    Loan payoffs                               --             (457)         --
                                       ----------          -------     ---------
    Balance, December 31                   $8,500           $3,718        $2,370
                                           ======           ======        ======

     Net investment income for the years ended December 31 is summarized as follows:

                                    1998              1997             1996
                                    -----       --    -----       -    ----
    Interest on fixed maturities    $285,260         $278,736          $230,559
    Interest on mortgage loans        65,351           55,085            41,010
    Interest on cash equivalents         137              704             1,402
    Other                             (2,493)           1,544             1,194
                                   ----------   -------------       -----------
                                     348,255          336,069           274,165
    Less investment expenses           8,036            3,801             2,446
                                   ---------      -----------       -----------
                                    $340,219         $332,268          $271,719
                                    ========         ========          ========

     Net realized gain (loss) on investments for the years ended December 31 is summarized as follows:

                                 1998              1997             1996
                           --    ----       --     ----       --    ----
    Fixed maturities           $    863          $ 1,638           $(2,888)
    Mortgage loans               (4,816)          (1,348)           (2,370)
    Other investments              (835)            (799)               --
                               --------           ------        ----------
                                $(4,788)         $  (509)          $(5,258)
                                =======          =======           =======

     Changes in net unrealized appreciation (depreciation) of investments for the years ended December 31 are summarized as follows:

                                               1998            1997      1996
                                               ----            ----      ----
    Fixed maturities available for sale       $(8,032)       $57,18 8  $(31,970)

3.    Income taxes

     The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

     The income tax expense (benefit) for the years ended December 31, consists of the following:

                                      1998              1997             1996
                                --    ----       --     ----       --    ----
    Federal income taxes:
      Current                       $ 23,227          $17,668            $7,124
      Deferred                        (9,591)          (2,485)            5,084
                                   ---------         --------           -------
                                      13,636           15,183            12,208

    State income taxes-current           759            1,462               704
                                 -----------        ---------          --------
    Income tax expense              $ 14,395          $16,645           $12,912
                                    ========          =======           =======

     Increases (decreases) to the federal income tax provision applicable to pretax income based on the statutory rate, for the years ended December 31, are attributable to:

                                                           1998                      1997                     1996
                                                       -----------                --------                  -------
                                               Provision      Rate      Provision    Rate        Provision    Rate
     Federal income taxes based
       on the statutory rate                    $13,972     35.0%         $15,735    35.0%        $12,507    35.0%
     Increases (decreases) are attributable to :
         Tax-excluded interest                      (35)    (0.1)             (41)   (0.1)            (53)   (0.1)
           State tax, net of federal benefit        493      1.2              956     2.1             459     1.3
     Other, net                                     (35)       --              (5)       --            (1)          --
                                                 ------    ------         -------    ------        ------       ------
     Federal income taxes                       $14,395     36.1%         $16,645    37.0%        $12,912    36.2%
                                                =======     ====          =======    ====         =======    ====

     Significant components of the Company's deferred income tax assets and liabilities as of December 31 are as follows:

    Deferred income tax assets:                   1998              1997
                                               ---------         -------
    Policy reserves                               $51,298           $54,468
    Other                                           2,214             1,736
                                                ---------           -------
         Total deferred income tax assets          53,512            56,204
                                                 --------            ------

    Deferred income tax liabilities:
    Deferred policy acquisition costs              52,908            63,630
    Investments                                    23,803            28,175
                                                 --------            ------
         Total deferred income tax liabilities    _76,711            91,805
                                                  -------          --------
         Net deferred income tax liabilities      $23,199           $35,601
                                                  =======           =======

     The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

4.   Stockholder's equity

     Retained earnings available for distribution as dividends to IDS Life are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus aggregated $45,716 and $17,392 as of December 31, 1998 and 1997, respectively. In addition, dividends in excess of $37,902 would require approval by the Insurance Department of the state of Indiana.

     Statutory net income and stockholder's equity as of December 31, are summarized as follows:

                                       1998              1997            1996
                                    ---------         ---------        -------
    Statutory net income              $ 37,902        $   23,589     $    9,138
    Statutory stockholder's equity     330,588           302,264        250,975

5.   Related party transactions

     On December 31, 1998, the Company purchased interest rate floors from IDS Life and entered into an interest rate swap with IDS Life to manage its exposure to interest rate risk. The interest rate floors had a carrying amount of $6,651 and $8,400 at December 31, 1998 and 1997, respectively. The interest rate swap is an off balance sheet transaction.

     The Company has no employees. Charges by IDS Life for services and use of other joint facilities aggregated $28,482, $24,535 and $17,936 for the years ended December 31, 1998, 1997 and 1996, respectively. Certain of these costs are included in deferred policy acquisition costs.

6.   Lines of credit

     The Company has an available line of credit with AEFC aggregating $50,000. The rate for the line of credit is the parent's cost of funds, established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 1998 or 1997.

7.   Derivative financial instruments

     The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

     Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

     Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

     Credit risk related to interest rate caps and floors is measured by replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

     The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit exposure.

     The Company's holdings of derivative financial instruments are as follows:

                                                  Notional         Carrying            Fair         Total Credit
    December 31, 1998                              Amount            Amount            Value          Exposure
    -----------------                         -    ------       -    ------      --    -----          --------
      Assets:
        Interest rate caps                       $   900,000         $  5,452         $  1,518          $  1,518
        Interest rate floors                       1,000,000            6,651           17,798            17,798
        Interest rate swaps                        1,000,000               --               --                --
                                                                -------------     ------------     -------------
                                                                      $12,103          $19,316           $19,316
                                                           =          =======          =======           =======



7.   Derivative financial instruments (continued)

                                                  Notional         Carrying            Fair         Total Credit
    December 31, 1997                              Amount            Amount            Value           Exposure
    -----------------                         -    ------       --   ------      --    -----       --  --------
      Assets:
        Interest rate caps                       $   900,000         $  7,624         $  5,340          $  5,340
        Interest rate floors                       1,000,000            8,400            8,400             8,400
        Interest rate swaps                        1,000,000               --               --                --
                                                                -------------     ------------      ------------
                                                                      $16,024          $13,740           $13,740
                                                                      =======          =======           =======

     The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. All interest rate caps, floors and swaps will expire on various dates from 2000 to 2003.

     Interest rate caps, floors and swaps are used to manage the Company's exposure to interest rate risk. These instruments are used primarily to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

8.   Fair values of financial instruments

     The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair value of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                                                                December 31,
                                                                1998                              1997
                                                               --------                        --------
                                                         Carrying          Fair          Carrying         Fair
    Financial Assets                                      Amount          Value           Amount          Value
    Investments:
    Fixed maturities (Note 2):
       Held to maturity                                  $1,081,193      $1,126,732      $1,186,682      $1,223,108
       Available for sale                                 2,594,858       2,594,858       2,685,799       2,685,799
    Mortgage loans on real estate (Note 2)                  815,806         874,064         738,052         775,869
    Derivative financial instruments (Note 7)                12,103          19,316          16,024          13,740
    Separate account assets (Note 1)                        123,185         123,185          62,087          62,087

    Financial Liabilities
    Future policy benefits for fixed annuities           $4,152,059      $4,000,789      $4,330,173      $4,152,471
    Separate account liabilities                            123,185         115,879          62,087          58,116

     At December 31, 1998 and 1997, the carrying amount and fair value of future
     policy  benefits  for  fixed  annuities   exclude  life   insurance-related
     contracts carried at $14,793 and $13,040,  respectively.  The fair value of these benefits is based on the status of the annuities at December 31, 1998 and 1997.

     The fair values of deferred annuities and separate account liabilities are estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 1998 and 1997.

9.   Commitments and contingencies

     A number of lawsuits have been filed against life and health insurers in jurisdictions in which the Company conducts business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. The Company, along with AEFC and its insurance subsidiaries, has been named as a defendant in one of these types of actions.

     The plaintiffs purport to represent a class consisting of all persons who purchased policies or contracts from IDS Life and its subsidiaries. The complaint puts at issue various alleged sales practices and misrepresentations, alleged breaches of fiduciary duties and alleged violations of consumer fraud statutes. IDS Life and its subsidiaries believe they have meritorious defenses to the claims raised in this lawsuit.

The outcome of any litigation cannot be predicted with certainty. In the opinion of management, however, the ultimate resolution of this lawsuit should not have a material adverse effect on the Company's financial position.

Table of Contents of the Statement of Additional Information

Performance Information                                                p.
Calculating Annuity Payouts                                            p.
Rating Agencies                                                        p.
Principal Underwriter                                                  p.

Please check the box to receive a copy of the Statement of Additional Information for:

-- American   Express   Signature   One   Variable   AnnuitySM
-- American Express(R)Variable  Portfolio  Funds
-- AIM Variable  Insurance  Funds,  Inc.
-- Alliance  Variable  Products  Series  Fund
-- Baron  Capital  Funds
-- Fidelity Variable  Insurance  Products - Service  Class
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-- Goldman Sachs  Variable  Insurance  Trust (VIT)
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-- J. P. Morgan  Series Trust II
-- Lazard Retirement  Series,  Inc.
-- MFS(R) Variable  Insurance TrustSM
-- Royce Capital Fund
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-- Wanger Advisors Trust
-- Warburg Pincus Trust
-- Wells Fargo Variable Trust Funds

Mail your request to:

American Enterprise Life Insurance Company
80 South Eighth Street
P.O. Box 534
Minneapolis, MN 55440-534

We will mail your request to:

Your name _____________________________________________
Address _______________________________________________
City _____________________ State _________ Zip ________

                      STATEMENT OF ADDITIONAL INFORMATION

                                       for

                  American Enterprise Variable Annuity Account

                                   Feb. 14, 1999

American  Enterprise  Variable Annuity Account is a separate account established
and  maintained  by  American   Enterprise  Life  Insurance   Company  (American
Enterprise Life).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained by writing or calling us at the address and telephone number below. The prospectus is incorporated in this SAI by reference.


American Enterprise Life Insurance Company
80 South Eighth Street
P.O. Box 534
Minneapolis, MN  55440-0534
800-333-3437

                                TABLE OF CONTENTS

Performance Information...........................................p.

Calculating Annuity Payouts.......................................p.

Rating Agencies...................................................p.

Principal Underwriter.............................................p.

Independent Auditors..............................................p.

Financial Statements

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The subaccounts may quote various performance figures to illustrate past performance. We base total return and current yield quotations (if applicable) on standardized methods of computing performance as required by the Securities and Exchange Commission (SEC). An explanation of the methods used to compute performance follows below.

Average Annual Total Return

We will express quotations of average annual total return for the subaccounts in terms of the average annual compounded rate of return of a hypothetical investment in the contract over a period of one, five and ten years (or, if less, up to the life of the subaccounts), calculated according to the following formula:

                                  P(1+T)n = ERV

where:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period, at the end of the period (or fractional portion thereof)


We calculated the following performance figures on the basis of historical performance of each fund. We show actual performance from the date the subaccounts began investing in the funds. Currently, we do not provide any performance information because they are new and have not had any activity to date. However, we show performance from the commencement date of the funds as if the contract exhisted at that time, which it did not.

Average Annual Total Return (without purchase payment credits) For Qualified Annuities Without Withdrawal For Periods Ending Dec. 31, 1999

                                                    Performance Since Commencement of the Fund**


                                                                                           Since
Subaccount   Investing In:                        1 Year       5 Years    10 Years     Commencement
----------   -------------                        ------       -------    --------     ------------

             AXPSM Variable Portfolio -
               Cash Management Fund (10/81)*       3.59%         3.97%       3.76%         5.43%
               Federal Income Fund (9/99)           --           --          --            0.24
               Managed Fund (4/86)                13.60         16.94       12.31         11.66
               New Dimensions Fund (5/96)         30.59          --          --           24.99
               Small Cap Advantage Fund (9/99)      --           --          --           12.29

* (Commencement date of the funds)

** Current  applicable  charges  deducted  from fund  performance  include a $40 contract administrative charge, a 0.85% mortality and expense risk fee, a 0.15% variable account administrative charge and applicable withdrawal charges.
Premium taxes are not reflected.

Average Annual Total Return (without purchase payment credits) For Qualified Annuities With Withdrawal For Periods Ending Dec. 31, 1999

                                                    Performance Since Commencement of the Fund**

                                                                                           Since
Subaccount   Investing In:                        1 Year       5 Years    10 Years     Commencement
----------   -------------                        ------       -------    --------     ------------

             AXPSM Variable Portfolio -
               Cash Management Fund (10/81)*      -3.50%         2.92%       3.76%          5.43%
               Federal Income Fund (9/99)           --           --          --            -6.58
               Managed Fund (4/86)                 5.71         16.29       12.31          11.66
               New Dimensions Fund (5/96)         22.59          --          --            23.93
               Small Cap Advantage Fund (9/99)      --           --          --             4.51

* (Commencement date of the funds)

** Current  applicable  charges  deducted  from fund  performance  include a $40 contract administrative charge, a 0.85% mortality and expense risk fee, a 0.15% variable account administrative charge and applicable withdrawal charges.
Premium taxes are not reflected.

Average Annual Total Return (without purchase payment credits) For Qualified Annuities Without Withdrawal and Selection of the Maximum Anniversary Value Death Benefit and Guaranteed Minimum Income Benefit Rider For Periods Ending Dec. 31, 1999

                                                    Performance Since Commencement of the Fund**

                                                                                           Since
Subaccount   Investing In:                        1 Year       5 Years    10 Years     Commencement
----------   -------------                        ------       -------    --------     ------------

             AXPSM Variable Portfolio -
               Cash Management Fund (10/81)*       3.48%         3.87%       3.66%          5.32%
               Federal Income Fund (9/99)           --           --          --             0.21
               Managed Fund (4/86)                13.49         16.83       12.20          11.55
               New Dimensions Fund (5/96)         30.46          --          --            24.87
               Small Cap Advantage Fund (9/99)      --           --          --            12.26

* (Commencement date of the funds)

** Current  applicable  charges  deducted  from fund  performance  include a $40 contract administrative charge, a 0.85% mortality and expense risk fee, a 0.15% variable account administrative charge and applicable withdrawal charges.
Premium taxes are not reflected.

Average Annual Total Return (without purchase payment credits) For Qualified Annuities With Withdrawal and Selection of the Maximum Anniversary Value Death Benefit and Guaranteed Minimum Income Benefit Rider For Periods Ending Dec. 31, 1999

                                                    Performance Since Commencement of the Fund**

                                                                                           Since
Subaccount   Investing In:                        1 Year       5 Years    10 Years     Commencement
----------   -------------                        ------       -------    --------     ------------

             AXPSM Variable Portfolio -
               Cash Management Fund (10/81)*      -4.31%         2.75%       3.66%         5.31%
               Federal Income Fund (9/99)           --           --          --           -7.31
               Managed Fund (4/86)                 5.49         16.10       12.20         11.53
               New Dimensions Fund (5/96)         22.46          --          --           23.70
               Small Cap Advantage Fund (9/99)      --           --          --            3.92

* (Commencement date of the funds)

** Current  applicable  charges  deducted  from fund  performance  include a $40 contract administrative charge, a 0.85% mortality and expense risk fee, a 0.15% variable account administrative charge and applicable withdrawal charges.
Premium taxes are not reflected.

Average Annual Total Return (without purchase payment credits) For Non-Qualified Annuities Without Withdrawal For Periods Ending Dec. 31, 1999

                                                    Performance Since Commencement of the Fund**

                                                                                           Since
Subaccount   Investing In:                        1 Year       5 Years    10 Years     Commencement
----------   -------------                        ------       -------    --------     ------------

             AXPSM Variable Portfolio -
               Cash Management Fund (10/81)*       3.33%         3.71%       3.50%         5.17%
               Federal Income Fund (9/99)           --           --          --            0.16
               Managed Fund (4/86)                13.32         16.65       12.03         11.38
               New Dimensions Fund (5/96)         30.26          --          --           24.68
               Small Cap Advantage Fund (9/99)      --           --          --           12.20

* (Commencement date of the funds)

** Current  applicable  charges  deducted  from fund  performance  include a $40 contract administrative charge, a 1.10% mortality and expense risk fee, a 0.15% variable account administrative charge and applicable withdrawal charges.
Premium taxes are not reflected.

Average Annual Total Return (without purchase payment credits) For Non-Qualified Annuities With Withdrawal For Periods Ending Dec. 31, 1999

                                                    Performance Since Commencement of the Fund**

                                                                                           Since
Subaccount   Investing In:                        1 Year       5 Years    10 Years     Commencement
----------   -------------                        ------       -------    --------     ------------

             AXPSM Variable Portfolio -
               Cash Management Fund (10/81)*      -4.14%        2.65%       3.50%          5.17%
               Federal Income Fund (9/99)           --           --          --           -7.05
               Managed Fund (4/86)                 5.32        16.00       12.03          11.38
               New Dimensions Fund (5/96)         22.26          --          --           23.61
               Small Cap Advantage Fund (9/99)      --           --          --            4.20

* (Commencement date of the funds)

** Current  applicable  charges  deducted  from fund  performance  include a $40 contract administrative charge, a 1.10% mortality and expense risk fee, a 0.15% variable account administrative charge and applicable withdrawal charges.
Premium taxes are not reflected.

Average Annual Total Return (without purchase payment credits) For Non-Qualified Annuities Without Withdrawal and Selection of the Maximum Anniversary Value Death Benefit and Guaranteed Minimum Income Benefit Riders For Periods Ending Dec. 31, 1999

                                                    Performance Since Commencement of the Fund**

                                                                                           Since
Subaccount   Investing In:                        1 Year       5 Years    10 Years     Commencement
----------   -------------                        ------       -------    --------     ------------

             AXPSM Variable Portfolio -
               Cash Management Fund (10/81)*       3.22%        3.61%        3.40%         5.06%
               Federal Income Fund (9/99)           --           --          --            0.13
               Managed Fund (4/86)                13.20        16.53        11.92         11.27
               New Dimensions Fund (5/96)         30.13          --          --           24.56
               Small Cap Advantage Fund (9/99)      --           --          --           12.17

* (Commencement date of the funds)

** Current  applicable  charges  deducted  from fund  performance  include a $40 contract administrative charge, a 1.10% mortality and expense risk fee, a 0.15% variable account administrative charge and applicable withdrawal charges.
Premium taxes are not reflected.

Average Annual Total Return (without purchase payment credits) For Non-Qualified Annuities With Withdrawal and Selection of the Maximum Anniversary Value Death Benefit and Guaranteed Minimum Income Benefit Riders For Periods Ending Dec. 31, 1999

                                                    Performance Since Commencement of the Fund**

                                                                                           Since
Subaccount   Investing In:                        1 Year       5 Years    10 Years     Commencement
----------   -------------                        ------       -------    --------     ------------

             AXPSM Variable Portfolio -
               Cash Management Fund (10/81)*      -4.23%         2.47%       3.40%         5.04%
               Federal Income Fund (9/99)           --           --          --           -7.39
               Managed Fund (4/86)                 5.20         15.80       11.92         11.25
               New Dimensions Fund (5/96)         22.13          --          --           23.38
               Small Cap Advantage Fund (9/99)      --           --          --            3.83

* (Commencement date of the funds)

** Current  applicable  charges  deducted  from fund  performance  include a $40 contract administrative charge, a 1.10% mortality and expense risk fee, a 0.15% variable account administrative charge and applicable withdrawal charges.
Premium taxes are not reflected.

Cumulative Total Return

Cumulative total return represents the cumulative change in the value of an investment for a given period (reflecting change in a subaccount's accumulation unit value). We compute cumulative total return by using the following formula:

                                        ERV - P
                                           P

where:                P =  a hypothetical initial payment of $1,000
                    ERV =  Ending  Redeemable  Value of a hypothetical  $1,000 payment made at the beginning of the period, at the end of the period (or fractional portion thereof)

Total return figures reflect the deduction of the withdrawal charge which assumes you withdraw the entire contract value at the end of the one, five and ten year periods (or, if less, up to the life of the subaccount). We also may show performance figures without the deduction of a withdrawal charge. In addition, total return figures reflect the deduction of all other applicable charges including the contract administrative charge, the variable account administrative charge, the Guaranteed Minimum Income Benefit Rider fee and the mortality and expense risk fee.

Calculation of Yield for Subaccounts Investing in Money Market Funds

Annualized Simple Yield

For subaccounts investing in money market funds, we base quotations of simple yield on:
         (a) the change in the value of a hypothetical subaccount (exclusive of capital changes and income other than investment income) at the beginning of a particular seven-day period:
         (b) less, a pro rata share of the subaccount expenses accrued over the period;
         (c) dividing the difference by the value of the subaccount at the beginning of the period to obtain the base period return; and
         (d)      multiplying the base period return by 365/7.

The subaccount's value includes:
o any declared dividends;
o the value of any shares purchased with dividends paid during the period; and
o any dividends declared for such shares.

It does not include:
o the effect of any applicable withdrawal charge; or
o any realized or unrealized gains or losses.

Annualized Compound Yield

We calculate compound yield using the base period return described above, which we then compound according to the following formula:

Compound Yield = [(Base Period Return + 1)365/7] - 1

You must consider (when comparing an investment in subaccounts investing in money market funds with fixed annuities) that fixed annuities often provide an agreed-to or guaranteed yield for a stated period of time, whereas the subaccount's yield fluctuates. In comparing the yield of the subaccount to a money market fund, you should consider the different services that the contract provides.

Annualized Yield for Subaccounts Investing in Income Funds

For the subaccounts investing in income funds, we base quotations of yield on all investment income earned during a particular 30-day period, less expenses accrued during the period (net investment income) and compute it by dividing net investment income per accumulation unit by the value of an accumulation unit on the last day of the period, according to the following formula:

                                        YIELD = 2[(  a-b  + 1)6 - 1]
                                                     cd

where: a = dividends and investment income earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of accumulation units outstanding during the period that were entitled to receive dividends
           d = the maximum offering price per accumulation unit on the last day of the period

The subaccount earns yield from the increase in the net asset value of shares of the fund in which it invests and from dividends declared and paid by the fund, which are automatically invested in shares of the fund.

The yield on the subaccount's accumulation unit may fluctuate daily and does not provide a basis for determining future yields.

Independent rating or statistical services or publishers or publications such as those listed below may quote subaccount performance, compare it to rankings, yields or returns, or use it in variable annuity accumulation or settlement illustrations they publish or prepare.

         The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

CALCULATING ANNUITY PAYOUTS

The Variable Account

We do the following calculations separately for each of the subaccounts of the variable account. The separate monthly payouts, added together, make up your total variable annuity payout.

Initial Payout: To compute your first monthly payment, we:

o determine the dollar value of your contract as of the valuation date that falls on (or closest to the valuation date that falls before) the seventh calendar day before the retirement date and then deduct any applicable premium tax; then
o apply the result to the annuity table contained in the contract or another table at least as favorable.

The annuity table shows the amount of the first monthly payment for each $1,000 of value which depends on factors built into the table, as described below.

Annuity Units: We then convert the value of your subaccount to annuity units. To compute the number of units credited to you, we divide the first monthly payment by the annuity unit value (see below) on the valuation date that falls on (or closest to the valuation date that falls before) the seventh calendar day before the retirement date. The number of units in your subaccount is fixed. The value of the units fluctuates with the performance of the underlying fund.

Subsequent Payouts: To compute later payouts, we multiply:

o the annuity unit value on the valuation date that falls on (or closest to the valuation date that falls before) the seventh calendar day before the payout is due; by
o    the fixed number of annuity units credited to you.

Annuity Unit Values: We originally set this value at $1 for each subaccount. To calculate later values we multiply the last annuity value by the product of:

o    the net investment factor; and
o    the neutralizing factor.

The purpose of the neutralizing factor is to offset the effect of the assumed rate built into the annuity table. With an assumed investment rate of 5%, the neutralizing factor is 0.999866 for a one day valuation period.

Net Investment Factor:

We determine the net investment factor by:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
o    dividing that sum by the previous adjusted net asset value per share; and
o subtracting the percentage factor representing the mortality and expense risk fee, the variable account administrative charge and the Death Benefit Rider fee (if selected) from the result.

Because the net asset value of the fund may fluctuate, the net investment factor may be greater or less than one, and the annuity unit value may increase or decrease. You bear this investment risk in a variable subaccount.

The One-Year Fixed Account

We guarantee your fixed annuity payout amounts. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

o take the value of your one-year fixed account at the retirement date or the date you selected to begin receiving your annuity payouts; then
o using an annuity table, we apply the value according to the annuity payout plan you select.

The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The values in the table will be equal to or greater than the table in your contract.

RATING AGENCIES

The following chart reflects the ratings given to us by independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. This information does not relate to the management or performance of the subaccounts of the contract. This information relates only to our general account and reflects our ability to make annuity payouts and to pay death benefits and other distributions from the contract.

    Rating Agency              Rating

      A.M. Best                  A+
                             (Superior)
-----------------------

    Duff & Phelps               AAA
-----------------------

       Moody's                  Aa2

PRINCIPAL UNDERWRITER

The principal underwriter for the contract is American Express Financial Advisors Inc. (AEFA) which offers the contract on a continuous basis.

The contract is new and, therefore, we have not received any withdrawal charges or paid any commissions.

INDEPENDENT AUDITORS

The financial statements appearing in this SAI have been audited by Ernst & Young LLP (1400 Pillsbury Center, 200 South Sixth Street, Minneapolis, MN 55402) independent auditors, as stated in their report appearing herein.

FINANCIAL STATEMENTS

[To be filed by amendment]

                             STATEMENT OF ADDITIONAL INFORMATION

                                       for

                AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITYSM

                  American Enterprise Variable Annuity Account

                                   Feb. 14, 2000

American  Enterprise  Variable Annuity Account is a separate account established
and  maintained  by  American   Enterprise  Life  Insurance   Company  (American
Enterprise Life).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained by writing or calling us at the address and telephone number below. The prospectus is incorporated in this SAI by reference.


American Enterprise Life Insurance Company
80 South Eighth Street
P.O. Box 534
Minneapolis, MN  55440-0534
800-333-3437

                                TABLE OF CONTENTS

Performance Information........................................p.

Calculating Annuity Payouts....................................p.

Rating Agencies................................................p.

Principal Underwriter..........................................p.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The subaccounts may quote various performance figures to illustrate past performance. We base total return and current yield quotations (if applicable) on standardized methods of computing performance as required by the Securities and Exchange Commission (SEC). An explanation of the methods used to compute performance follows below.

Average Annual Total Return

We will express quotations of average annual total return for the subaccounts in terms of the average annual compounded rate of return of a hypothetical investment in the contract over a period of one, five and ten years (or, if less, up to the life of the subaccounts), calculated according to the following formula:

                                  P(1+T)n = ERV

where:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period, at the end of the period (or fractional portion thereof)

We calculated the following performance figures on the basis of historical performance of each fund. Currently, we do not show any performance information for the subaccounts because they are new and have not had any activity to date. However, we show performance from the commencement date of the funds as if the contract existed at that time, which it did not. Past performance does not guarantee future results.

Average Annual Total Return (Without Purchase Payment Credits) For Annuities Without Withdrawal For Periods Ending Dec. 31, 1998


                                                                           Performance Since
                                                                       Commencement of the Fund*
                                                                                               Since
Subaccount    Investing In:                                   1 Year  5 Years  10 Years     Commencement
----------    -------------                                   ------  -------  --------     ------------
              AXPSM VARIABLE PORTFOLIO
SBCA1            Blue Chip Advantage Fund+                     --%      --%       --%           --%
SBND1            Bond Fund (10/81)**                          -0.16%    5.04%    7.15%         9.45%
SCAR1            Capital Resource Fund (10/81)                22.09    14.66     13.93         13.66
SCMG1            Cash Management Fund (10/81)                  3.42     3.22     3.61           4.95
SDEI1            Diversified Equity Income Fund+                --       --       --             --
SEXI1            Extra Income Fund (5/96)                     -5.98      --       --            3.52
SFDI1            Federal Income Fund+                           --       --       --             --
SGRO1            Growth Fund+                                   --       --       --             --
SMGD1            Managed Fund (4/86)                          13.90    12.07     12.69         10.89
SNDM1            New Dimensions Fund ( 5/96)                  26.55      --       --           22.27
SSCA1            Small Cap Advantage Fund+                      --       --       --             --

              AIM V.I.
SCAP1            Capital Appreciation Fund (5/93)             17.37    15.32      --           16.82
SCDV1            Capital Development Fund (5/98)                --       --       --           -8.59
SVAL1            Value Fund (5/93)                            30.22    19.72      --           19.90

              ALLIANCE VP
SPGR1            Premier Growth Portfolio (Class B) (7/99)+     --       --       --             --
STEC1            Technology Portfolio (Class B) (9/99)+         --       --       --             --
SUGH1            U.S. Government/High Grade Securities          --       --       --             --
                 Portfolio (Class B) (6/99)+

              BARON
SCAS1            Capital Asset Fund (10/98)                     --       --       --           33.18

              FIDELITY VIP
SGRI1            III Growth & Income Portfolio (Service       27.17      --       --           26.93
                 Class) (12/96)
SMDC1            III Mid Cap Portfolio                          --       --       --            3.03
                 (Service Class) (12/98)
SOVS1            Overseas Portfolio (Service Class) (12/87)    4.74     4.81     6.67           6.77

              FRANKLIN TEMPLETON VIP TRUST                      --       --       --             --
SMSS1            Mutual Shares Securities Fund -              -1.58      --       --            7.81
                 Class 2 (11/96)***
SRES1            Franklin Real Estate Securities Fund -       -18.21    8.22      --            8.50
                 Class 2 (1/89)***
SISC1            Templeton International Smaller Companies    -13.66     --       --           -2.30
                 Fund - Class 2 (11/95)***

*Current applicable charges deducted from fund performance include a $40 contract administrative charge, a 1.45% mortality and expense risk fee and a 0.15% variable account administrative charge. Premium taxes are not reflected in these total returns.

+Had not commenced operations as of Dec. 31, 1998.

**(Commencement date of the Fund.)

***Because no Class 2 shares were issued as of Dec. 31, 1998, Class 2 performance represents the historical performance results of Class 1 shares. Performance of Class 2 shares for periods after its
Jan. 6, 1999 inception will reflect Class 2's additional 12b-1 fee expense, which also affects all future performance.


Average Annual Total Return (Without Purchase Payment Credits) For Annuities Without Withdrawal For Periods Ending Dec. 31, 1998 (continued)


                                                                                Performance Since
                                                                            Commencement of the Fund*
                                                                                                   Since
Subaccount    Investing In:                                       1 Year 5 Years  10 Years      Commencement
----------    -------------                                       ------ -------  --------      ------------
              GOLDMAN SACHS VARIABLE INSURANCE TRUST (VIT)
SCGR1            Capital Growth Fund (4/98)**                       --%     --%      --%           12.14%
SUSE1            CORESM U.S. Equity Fund (2/98)                     --      --       --            12.96
SGLI1            Global Income Fund (1/98)                          --      --       --             6.61
SIEQ1            International Equity Fund (1/98)                   --      --       --            18.17

              JANUS ASPEN SERIES
SGIP1            Growth Portfolio: Service Shares+                  --      --       --              --
SAGP1            aggressive Growth Portfolio: Service Shares+       --      --       --              --
SINT1            International Growth Portfolio: Service Shares+    --      --       --              --

              J.P. MORGAN
SUDE1            U.S. Disciplined Equity Portfolio (12/94)        20.80     --       --            23.98

              LAZARD RETIREMENT
SREQ1            Equity Portfolio (3/98)                            --      --       --             9.45
SRIE1            International Equity Portfolio (9/98)              --      --       --            11.67

              MFS INVESTMENT MANAGEMENT(R)
SNDS1            New Discovery Series (4/98)                        --      --       --             1.05
SRSS1            Research Series (7/95)                           21.40     --       --            20.63
SUTS1            Utilities Series (1/95)                          16.15     --       --            23.37

              ROYCE
SMCC1            Micro-Cap Portfolio (12/96)                       2.27     --       --            10.44
SPRM1            Premier Portfolio (12/96)                         7.04     --       --            11.05

              THIRD AVENUE VARIABLE SERIES TRUST
SVLU1            Value Portfolio+                                   --      --       --              --

              WANGER
SISM1            International Small Cap (5/95)                   14.44     --       --            19.44
SUSC2            U.S. Small Cap (5/95)                             6.91     --       --            24.82

              WARBURG PINCUS TRUST
SEGR1            Emerging Growth Portfolio (9/99)+                  --      --       --              --

              WELLS FARGO
SEQI1            Equity Income Fund (5/96)                        16.51     --       --            18.88

*Current applicable charges deducted from fund performance include a $40 contract administrative charge, a 1.45% mortality and expense risk fee and a 0.15% variable account administrative charge. Premium taxes are not reflected in these total returns.

**(Commencement date of the Fund.)

+Had not commenced operations as of Dec. 31, 1998.


Average Annual Total Return (Without Purchase Payment Credits) For Annuities With Withdrawal For Periods Ending Dec. 31, 1998

                                                                           Performance Since
                                                                       Commencement of the Fund*
                                                                                               Since
Subaccount    Investing In:                                   1 Year  5 Years  10 Years     Commencement
----------    -------------                                   ------  -------  --------     ------------
              AXPSM VARIABLE PORTFOLIO
SBCA1            Blue Chip Advantage Fund+                     --%      --%       --%           --%
SBND1            Bond Fund (10/81)**                          -7.35     3.86     7.15           9.45
SCAR1            Capital Resource Fund (10/81)                14.09    13.84     13.93         13.66
SCMG1            Cash Management Fund (10/81)                 -4.06     1.95     3.61           4.95
SDEI1            Diversified Equity Income Fund+                --       --       --             --
SEXI1            Extra Income Fund (5/96)                     -12.70     --       --            0.70
SFDI1            Federal Income Fund+                           --       --       --             --
SGRO1            Growth Fund+                                   --       --       --             --
SMGD1            Managed Fund (4/86)                           5.90    11.17     12.69         10.89
SNDM1            New Dimensions Fund ( 5/96)                  18.55      --       --           20.09
SSCA1            Small Cap Advantage Fund+                      --       --       --             --

              AIM V.I.
SCAP1            Capital Appreciation Fund (5/93)              9.37    14.51      --           16.30
SCDV1            Capital Development Fund (5/98)                --       --       --           -15.10
SVAL1            Value Fund (5/93)                            22.22    19.03      --           19.44

              ALLIANCE VP
SPGR1            Premier Growth Portfolio (Class B) (7/99)+     --       --       --             --
STEC1            Technology Portfolio (Class B) (9/99)+         --       --       --             --
SUGH1            U.S. Government/High Grade Securities          --       --       --             --
                 Portfolio (Class B) (6/99)+

              BARON
SCAS1            Capital Asset Fund (10/98)                     --       --       --           25.18

              FIDELITY VIP
SGRI1            III Growth & Income Portfolio (Service       19.17      --       --           23.74
                 Class) (12/96)
SMDC1            III Mid Cap Portfolio                          --       --       --           -4.41
                 (Service Class) (12/98)
SOVS1            Overseas Portfolio (Service Class) (12/87)   -2.84     3.63     6.67           6.77

              FRANKLIN TEMPLETON VIP TRUST                      --       --       --             --
SMSS1            Mutual Shares Securities Fund -              -8.66      --       --            4.36
                 Class 2 (11/96)***
SRES1            Franklin Real Estate Securities Fund -       -23.95    7.18      --            8.50
                 Class 2 (1/89)***
SISC1            Templeton International Smaller Companies    -19.77     --       --           -4.64
                 Fund - Class 2 (11/95)***

*Current  applicable  charges  deducted  from  fund  performance  include  a $40 contract administrative charge, a 1.45% mortality and expense risk fee, a 0.15% variable account administrative charge and applicable withdrawal charges.
Premium taxes are not reflected in these total returns.


+Had not commenced operations as of Dec. 31, 1998.

**(Commencement date of the Fund.)

***Because no Class 2 shares were issued as of Dec. 31, 1998, Class 2 performance represents the historical performance results of Class 1 shares.
Performance of Class 2 shares for periods after its Jan. 6, 1999 inception will reflect Class 2's additional 12b-1 fee expense, which also affects all future performance.



Average Annual Total Return  (Without  Purchase  Payment  Credits) For Annuities
With Withdrawal For Periods Ending Dec. 31, 1998 (continued)

                                                                               Performance Since
                                                                           Commencement of the Fund*
                                                                                                   Since
Subaccount    Investing In:                                       1 Year  5 Years  10 Years    Commencement
----------    -------------                                       ------  -------  --------    ------------
              GOLDMAN SACHS VARIABLE INSURANCE TRUST (VIT)
SCGR1            Capital Growth Fund (4/98)**                       --%     --%       --%          4.14%
SUSE1            CORESM U.S. Equity Fund (2/98)                     --      --        --           4.96
SGLI1            Global Income Fund (1/98)                          --      --        --          -1.12
SIEQ1            International Equity Fund (1/98)                   --      --        --          10.17

              JANUS ASPEN SERIES
SGIP1            Growth Portfolio: Service Shares+                  --      --        --            --
SAGP1            aggressive Growth Portfolio: Service Shares+       --      --        --            --
SINT1            International Growth Portfolio: Service Shares+    --      --        --            --

              J.P. MORGAN
SUDE1            U.S. Disciplined Equity Portfolio (12/94)        12.80     --        --           23.06

              LAZARD RETIREMENT
SREQ1            Equity Portfolio (3/98)                            --      --        --           1.49
SRIE1            International Equity Portfolio (9/98)              --      --        --           3.67

              MFS INVESTMENT MANAGEMENT(R)
SNDS1            New Discovery Series (4/98)                        --      --        --           -6.24
SRSS1            Research Series (7/95)                           13.40     --        --           19.12
SUTS1            Utilities Series (1/95)                           8.15     --        --           22.29

              ROYCE
SMCC1            Micro-Cap Portfolio (12/96)                      -5.11     --        --           6.76
SPRM1            Premier Portfolio (12/96)                        -0.72     --        --           7.39

              THIRD AVENUE VARIABLE SERIES TRUST
SVLU1            Value Portfolio+                                   --      --        --            --

              WANGER
SISM1            International Small Cap (5/95)                    6.44     --        --           18.06
SUSC1            U.S. Small Cap (5/95)                            -0.84     --        --           23.60

              WARBURG PINCUS TRUST
SEGR1            Emerging Growth Portfolio (9/99)+                  --      --        --            --

              WELLS FARGO
SEQI1            Equity Income Fund (5/96)                         8.51     --        --           16.58

*Current  applicable  charges  deducted  from  fund  performance  include  a $40 contract administrative charge, a 1.45% mortality and expense risk fee, a 0.15% variable account administrative charge and applicable withdrawal charges.
Premium taxes are not reflected in these total returns.

**(Commencement date of the Fund.)

+Had not commenced operations as of Dec. 31, 1998.


Average Annual Total Return (Without Purchase Payment Credits) For Annuities Without Withdrawal and Selection of the Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit Base) For Periods Ending Dec. 31, 1998

                                                                           Performance Since
                                                                       Commencement of the Fund*
                                                                                               Since
Subaccount    Investing In:                                   1 Year  5 Years  10 Years     Commencement
----------    -------------                                   ------  -------  --------     ------------
              AXPSM VARIABLE PORTFOLIO
SBCA1            Blue Chip Advantage Fund+                     --%      --%       --%           --%
SBND1            Bond Fund (10/81)**                          -0.53     4.71     6.83           9.12
SCAR1            Capital Resource Fund (10/81)                21.67    14.32     13.59         13.32
SCMG1            Cash Management Fund (10/81)                  3.04     2.90     3.30           4.63
SDEI1            Diversified Equity Income Fund+                --       --       --             --
SEXI1            Extra Income Fund (5/96)                     -6.35      --       --            3.18
SFDI1            Federal Income Fund+                           --       --       --             --
SGRO1            Growth Fund+                                   --       --       --             --
SMGD1            Managed Fund (4/86)                          13.50    11.74     12.35         10.55
SNDM1            New Dimensions Fund ( 5/96)                  26.11      --       --           21.88
SSCA1            Small Cap Advantage Fund+                      --       --       --             --

              AIM V.I.
SCAP1            Capital Appreciation Fund (5/93)             16.96    14.97      --           16.46
SCDV1            Capital Development Fund (5/98)                --       --       --           -8.95
SVAL1            Value Fund (5/93)                            29.76    19.36      --           19.53


              ALLIANCE VP
SPGR1            Premier Growth Portfolio (Class B) (7/99)+     --       --       --             --
STEC1            Technology Portfolio (Class B) (9/99)+         --       --       --             --
SUGH1            U.S. Government/High Grade Securities          --       --       --             --
                 Portfolio (Class B) (6/99)+

              BARON
SCAS1            Capital Asset Fund (10/98)                     --       --       --           32.71

              FIDELITY VIP
SGRI1            III Growth & Income Portfolio (Service       26.72      --       --           26.52
                 Class) (12/96)
SMDC1            III Mid Cap Portfolio                          --       --       --            2.67
                 (Service Class) (12/98)
SOVS1            Overseas Portfolio (Service Class) (12/87)    4.37     4.49     6.35           6.44

              FRANKLIN TEMPLETON VIP TRUST                      --       --       --             --
SMSS1            Mutual Shares Securities Fund -              -1.95      --       --            7.46
                 Class 2 (11/96)***
SRES1            Franklin Real Estate Securities Fund -       -18.58    7.87      --            8.16
                 Class 2 (1/89)***
SISC1            Templeton International Smaller Companies    -14.03     --       --           -2.64
                 Fund - Class 2 (11/95)***


*Current  applicable  charges  deducted  from  fund  performance  include  a $40 contract administrative charge, a 1.45% mortality and expense risk fee, a 0.15% variable account administrative charge and a 0.35% Guaranteed Minimum Income
Benefit Rider (6% Accumulation Benefit Base) fee. Premium taxes are not reflected in these total returns.

+Had not commenced  operations as of Dec. 31, 1998.

**(Commencement  date of the  Fund.)

***Because no Class 2 shares were issued as of Dec. 31, 1998, Class 2 performance represents the historical performance results of Class 1 shares.
Performance of Class 2 shares for periods after its Jan. 6, 1999 inception will reflect Class 2's additional 12b-1 fee expense, which also affects all future performance.


Average Annual Total Return (Without Purchase Payment Credits) For Annuities Without Withdrawal and Selection of the Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit Base) For Periods Ending Dec. 31, 1998 (continued)

                                                                                Performance Since
                                                                            Commencement of the Fund*
                                                                                                   Since
Subaccount    Investing In:                                        1 Year 5 Years  10 Years    Commencement
----------    -------------                                        ------ -------  --------    ------------
              GOLDMAN SACHS VARIABLE INSURANCE TRUST (VIT)
SCGR1            Capital Growth Fund (4/98)**                        --%     --%      --%          11.75%
SUSE1            CORESM U.S. Equity Fund (2/98)                      --      --       --           12.57
SGLI1            Global Income Fund (1/98)                           --      --       --           6.24
SIEQ1            International Equity Fund (1/98)                    --      --       --           17.76


              JANUS ASPEN SERIES
SGIP1            Growth Portfolio: Service Shares+                   --      --       --            --
SAGP1            aggressive Growth Portfolio: Service Shares+        --      --       --            --
SINT1            International Growth Portfolio: Service Shares+     --      --       --            --

              J.P. MORGAN
SUDE1            U.S. Disciplined Equity Portfolio (12/94)         20.38     --       --           23.60

              LAZARD RETIREMENT
SREQ1            Equity Portfolio (3/98)                             --      --       --           9.06
SRIE1            International Equity Portfolio (9/98)               --      --       --           11.28

              MFS INVESTMENT MANAGEMENT(R)
SNDS1            New Discovery Series (4/98)                         --      --       --           0.68
SRSS1            Research Series (7/95)                            20.97     --       --           20.25
SUTS1            Utilities Series (1/95)                           15.75     --       --           22.98

              ROYCE
SMCC1            Micro-Cap Portfolio (12/96)                        1.90     --       --           10.09
SPRM1            Premier Portfolio (12/96)                          6.67     --       --           10.69

              THIRD AVENUE VARIABLE SERIES TRUST
SVLU1            Value Portfolio+                                    --      --       --            --

              WANGER
SISM1            International Small Cap (5/95)                    14.04     --       --           19.05
SUSC1            U.S. Small Cap (5/95)                              6.53     --       --           24.42

              WARBURG PINCUS TRUST
SEGR1            Emerging Growth Portfolio (9/99)+                   --      --       --            --

              WELLS FARGO
SEQI1            Equity Income Fund (5/96)                         16.10     --       --           18.50


*Current  applicable  charges  deducted  from  fund  performance  include  a $40 contract administrative charge, a 1.45% mortality and expense risk fee, a 0.15% variable account administrative charge and a 0.35% Guaranteed Minimum Income
Benefit Rider (6% Accumulation Benefit Base) fee. Premium taxes are not reflected in these total returns.

**(Commencement  date of the Fund.)

+Had not commenced operations as of Dec. 31, 1998.


Average Annual Total Return (Without Purchase Payment Credits) For Annuities With Withdrawal and Selection of the Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit Base) For Periods Ending Dec. 31, 1998

                                                                           Performance Since
                                                                       Commencement of the Fund*
                                                                                               Since
Subaccount    Investing In:                                   1 Year  5 Years  10 Years     Commencement
----------    -------------                                   ------  -------  --------     ------------
              AXPSM VARIABLE PORTFOLIO
SBCA1            Blue Chip Advantage Fund+                     --%      --%       --%           --%
SBND1            Bond Fund (10/81)**                          -7.72     3.52     6.83           9.12
SCAR1            Capital Resource Fund (10/81)                13.67    13.49     13.59         13.32
SCMG1            Cash Management Fund (10/81)                 -4.43     1.62     3.30           4.63
SDEI1            Diversified Equity Income Fund+                --       --       --             --
SEXI1            Extra Income Fund (5/96)                     -13.07     --       --            0.35
SFDI1            Federal Income Fund+                           --       --       --             --
SGRO1            Growth Fund+                                   --       --       --             --
SMGD1            Managed Fund (4/86)                           5.50    10.82     12.35         10.55
SNDM1            New Dimensions Fund ( 5/96)                  18.11      --       --           19.69
SSCA1            Small Cap Advantage Fund+                      --       --       --             --

              AIM V.I.
SCAP1            Capital Appreciation Fund (5/93)              8.96    14.16      --           15.93
SCDV1            Capital Development Fund (5/98)                --       --       --           -15.47
SVAL1            Value Fund (5/93)                            21.76    18.67      --           19.06

              ALLIANCE VP
SPGR1            Premier Growth Portfolio (Class B) (7/99)+     --       --       --             --
STEC1            Technology Portfolio (Class B) (9/99)+         --       --       --             --
SUGH1            U.S. Government/High Grade Securities          --       --       --             --
                 Portfolio (Class B) (6/99)+

              BARON
SCAS1            Capital Asset Fund (10/98)                     --       --       --           24.71

              FIDELITY VIP
SGRI1            III Growth & Income Portfolio (Service       18.72      --       --           23.32
                 Class) (12/96)
SMDC1            III Mid Cap Portfolio                          --       --       --           -4.77
                 (Service Class) (12/98)
SOVS1            Overseas Portfolio (Service Class) (12/87)   -3.21     3.29     6.35           6.44

              FRANKLIN TEMPLETON VIP TRUST
SMSS1            Mutual Shares Securities Fund -              -9.03      --       --            4.00
                 Class 2 (11/96)***
SRES1            Franklin Real Estate Securities Fund -       -24.32    6.82      --            8.16
                 Class 2 (1/89)***
SISC1            Templeton International Smaller Companies    -20.14     --       --           -4.98
                 Fund - Class 2 (11/95)***


*Current  applicable  charges  deducted  from  fund  performance  include  a $40 contract administrative charge, a 1.45% mortality and expense risk fee, a 0.15% variable account administrative charge, a 0.35% Guaranteed Minimum Income
Benefit Rider (6% Accumulation Benefit Base) fee and applicable withdrawal charges. Premium taxes are not reflected in these total returns.

+Had not commenced  operations  as of Dec. 31, 1998.

**(Commencement  date of the Fund.)

***Because no Class 2 shares were issued as of Dec. 31, 1998, Class 2 performance represents the historical performance results of Class 1 shares.
Performance of Class 2 shares for periods after its Jan. 6, 1999 inception will reflect Class 2's additional 12b-1 fee expense, which also affects all future performance.


Average Annual Total Return (Without Purchase Payment Credits) For Annuities With Withdrawal and Selection of the Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit Base) For Periods Ending Dec. 31, 1998 (continued)

                                                                              Performance Since
                                                                          Commencement of the Fund*
                                                                                                 Since
Subaccount    Investing In:                                       1 Year 5 Years  10 Years    Commencement
----------    -------------                                       ------ -------  --------    ------------
              GOLDMAN SACHS VARIABLE INSURANCE TRUST (VIT)
SCGR1            Capital Growth Fund (4/98)**                       --%     --%      --%          3.75%
SUSE1            CORESM U.S. Equity Fund (2/98)                     --      --       --           4.57
SGLI1            Global Income Fund (1/98)                          --      --       --          -1.49
SIEQ1            International Equity Fund (1/98)                   --      --       --           9.76

              JANUS ASPEN SERIES
SGIP1            Growth Portfolio: Service Shares+                  --      --       --            --
SAGP1            aggressive Growth Portfolio: Service Shares+       --      --       --            --
SINT1            International Growth Portfolio: Service Shares+    --      --       --            --

              J.P. MORGAN
SUDE1            U.S. Disciplined Equity Portfolio (12/94)        12.38     --       --          22.66

              LAZARD RETIREMENT
SREQ1            Equity Portfolio (3/98)                            --      --       --           1.11
SRIE1            International Equity Portfolio (9/98)              --      --       --           3.28

              MFS INVESTMENT MANAGEMENT(R)
SNDS1            New Discovery Series (4/98)                        --      --       --          -6.60
SRSS1            Research Series (7/95)                           12.97     --       --          18.73
SUTS1            Utilities Series (1/95)                           7.75     --       --          21.89

              ROYCE
SMCC1            Micro-Cap Portfolio (12/96)                      -5.48     --       --           6.39
SPRM1            Premier Portfolio (12/96)                        -1.09     --       --           7.01

              THIRD AVENUE VARIABLE SERIES TRUST
SVLU1            Value Portfolio+                                   --      --       --            --

              WANGER
SISM1            International Small Cap (5/95)                    6.04     --       --          17.66
SUSC1            U.S. Small Cap (5/95)                            -1.22     --       --          23.18

              WARBURG PINCUS TRUST
SEGR1            Emerging Growth Portfolio (9/99)+                  --      --       --            --

              WELLS FARGO
SEQI1            Equity Income Fund (5/96)                         8.10     --       --          16.19


*Current  applicable  charges  deducted  from  fund  performance  include  a $40 contract administrative charge, a 1.45% mortality and expense risk fee, a 0.15% variable account administrative charge, a 0.35% Guaranteed Minimum Income
Benefit Rider (6% Accumulation Benefit Base) fee and applicable withdrawal charges. Premium taxes are not reflected in these total returns.

**(Commencement  date of the Fund.)

+Had not commenced operations as of Dec. 31, 1998.


Cumulative Total Return

Cumulative total return represents the cumulative change in the value of an investment for a given period (reflecting change in a subaccount's accumulation unit value). We compute cumulative total return by using the following formula:

                                     ERV - P
                                        P

where:                P =  a hypothetical initial payment of $1,000
                    ERV =  Ending  Redeemable  Value of a hypothetical  $1,000 payment made at the beginning of the period, at the end of the period (or fractional portion thereof)

Total return figures reflect the deduction of the withdrawal charge which assumes you withdraw the entire contract value at the end of the one, five and ten year periods (or, if less, up to the life of the subaccount). We also may show performance figures without the deduction of a withdrawal charge. In addition, total return figures reflect the deduction of all other applicable charges including the contract administrative charge, the variable account administrative charge, the Maximum Anniversary Value Death Benefit Rider fee, the Enhanced Death Benefit Rider fee, the Guaranteed Minimum Income Benefit Rider fee and the mortality and expense risk fee.

Calculation of Yield for Subaccounts Investing in Money Market Funds

Seven-Day Simple Yield

For the subaccounts investing in money market funds, we base quotations of simple yield on:
         (a) the change in the value of a hypothetical subaccount (exclusive of capital changes and income other than investment income) at the beginning of a particular seven-day period;
         (b) less a pro rata share of the subaccount expenses accrued over the period; and
         (c) dividing this difference by the value of the subaccount at the beginning of the period to obtain the base period return.

The subaccount's value includes:
o any declared dividends,
o the value of any shares purchased with dividends paid during the period, and
o any dividends declared for such shares.

It does not include:
o the  effect  of  any  applicable  withdrawal  charge,  or
o any  realized  or unrealized gains or losses.

You must consider (when comparing an investment in subaccounts investing in money market funds with fixed annuities) that fixed annuities often provide an agreed-to or guaranteed yield for a stated period of time, whereas the subaccount's yield fluctuates. In comparing the yield of the subaccount to a money market fund, you should consider the different services that the contract provides.

Annualized Yield for Subaccounts Investing in Income Funds

For the subaccounts investing in income funds, we base quotations of yield on all investment income earned during a particular 30-day period, less expenses accrued during the period (net investment income) and compute it by dividing net investment income per accumulation unit by the value of an accumulation unit on the last day of the period, according to the following formula:

                                        YIELD = 2[(  a-b  + 1)6 - 1]
                                                     cd

where: a = dividends and investment income earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of accumulation units outstanding during the period that were entitled to receive dividends
            d = the maximum offering price per accumulation unit on the last day of the period

The subaccount earns yield from the increase in the net asset value of shares of the fund in which it invests and from dividends declared and paid by the fund, which are automatically invested in shares of the fund.

The yield on the subaccount's accumulation unit may fluctuate daily and does not provide a basis for determining future yields.

Independent rating or statistical services or publishers or publications such as those listed below may quote subaccount performance, compare it to rankings, yields or returns, or use it in variable annuity accumulation or settlement illustrations they publish or prepare.

         The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

CALCULATING ANNUITY PAYOUTS

The Variable Account

We do the following calculations separately for each of the subaccounts of the variable account. The separate monthly payouts, added together, make up your total variable annuity payout.

Initial Payout: To compute your first monthly payment, we:

o determine the dollar value of your contract as of the valuation date that falls on (or closest to the valuation date that falls before) the seventh calendar day before the retirement date and then deduct any applicable premium tax; then

o apply the result to the annuity table contained in the contract or another table at least as favorable.

The annuity table shows the amount of the first monthly payment for each $1,000 of value which depends on factors built into the table, as described below.

Annuity Units: We then convert the value of your subaccount to annuity units. To compute the number of units credited to you, we divide the first monthly payment by the annuity unit value (see below) on the valuation date that falls on (or closest to the valuation date that falls before) the seventh calendar day before the retirement date. The number of units in your subaccount is fixed. The value of the units fluctuates with the performance of the underlying fund.

Subsequent Payouts: To compute later payouts, we multiply:

o the annuity unit value on the valuation date that falls on (or closest to the valuation date that falls before) the seventh calendar day before the payout is due; by
o    the fixed number of annuity units credited to you.

Annuity Unit Values: We originally set this value at $1 for each subaccount. To calculate later values we multiply the last annuity value by the product of:

o    the net investment factor; and
o    the neutralizing factor.

The purpose of the neutralizing factor is to offset the effect of the assumed rate built into the annuity table. With an assumed investment rate of 5%, the neutralizing factor is 0.999866 for a one day valuation period.

Net Investment Factor:

We determine the net investment factor by:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
o    dividing that sum by the previous adjusted net asset value per share; and
o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the net investment factor may be greater or less than one, and the annuity unit value may increase or decrease. You bear this investment risk in a variable subaccount.

The One-Year Fixed Account

We guarantee your fixed annuity payout amounts. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

o take the value of your one-year fixed account at the retirement date or the date you selected to begin receiving your annuity payouts; then
o using an annuity table, we apply the value according to the annuity payout plan you select.

The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The values in the table will be equal to or greater than the table in your contract.

RATING AGENCIES

The following chart reflects the ratings given to us by independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. This information does not relate to the management or performance of the subaccounts of the contract. This information relates only to our general account and reflects our ability to make annuity payouts and to pay death benefits and other distributions from the contract.


    Rating Agency              Rating

      A.M. Best                  A+
                             (Superior)
-----------------------

    Duff & Phelps               AAA
-----------------------

       Moody's                  Aa2

PRINCIPAL UNDERWRITER

The principal underwriter for the contract is American Express Financial Advisors Inc. (AEFA) which offers the contract on a continuous basis.

The contract is new and, therefore, we have not received any withdrawal charges or paid any commissions.